Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of May 8, 2017, by and among GENON ENERGY, INC., a Delaware corporation (the “Company”), NRG AMERICAS, INC. (f/k/a GENON AMERICAS, INC.), a Delaware corporation (“NAI”, each of NAI and the Company, a “Borrower” and, together, the “Borrowers”), the Subsidiary Guarantors set forth on the signature pages hereto and NRG ENERGY, INC., a Delaware corporation, as administrative agent (the “Administrative Agent”) and as a lender (the “Lender”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Administrative Agent and the Lender are parties to that certain Revolving Credit Agreement, dated as of December 14, 2012, as amended by that certain Amendment No. 1 to Revolving Credit Agreement, dated as of December 13, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers, the Administrative Agent and the Lender desire to amend the Credit Agreement, to amend and restate each of the Security Agreement and the Collateral Trust Agreement, enter into new Mortgages with respect to all previously mortgaged Mortgaged Properties and other real property in respect of which the Company is required to deliver a Mortgage pursuant to Section 6.7(b) of the Credit Agreement, and take such other actions to further perfect the Collateral Trustee’s security interest in the Collateral, in each case, in connection with the issuance of the 2022 Notes in the aggregate principal amount of up to $540,000,000 pursuant to the 2022 Notes Indenture, which such 2022 Notes will be secured by a pari passu Lien on the Collateral and the proceeds of which will be funded initially into escrow pursuant to that certain Escrow and Security Agreement, dated as of the date hereof (the “Escrow Agreement”), among the Company, Remote Escrow Finance Vehicle LLC, a special purpose limited liability company organized under the laws of Delaware (the “Initial Issuer”), and the Bank of New York Mellon, as escrow agent, depositary bank, securities intermediary and trustee;

WHEREAS, certain Restricted Subsidiaries of the Borrowers are required to become Subsidiary Guarantors and grant Liens on certain of their assets in accordance with Section 6.7 of the Credit Agreement pursuant to certain actions (the “Required Collateral and Guarantee Actions”);

WHEREAS, in connection with the amendments to the Credit Agreement set forth herein, the amendment and restatement of the Security Agreement and the execution of the New Mortgages, the Borrowers and their Subsidiaries intend to complete the Required Collateral and Guarantee Actions; and

WHEREAS, the Borrowers have requested that the Administrative Agent and Lender amend certain provisions of the Credit Agreement, and the Administrative Agent and Lender agree to such amendments upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments as of the Amendment No. 2 Effective Date.  Effective as of the

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Amendment No. 2 Effective Date (as defined below):

(a)                                 Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended to add the following defined terms in the correct alphabetical order:

“2022 Notes”: up to $550,000,000 aggregate principal amount of 10.50% senior secured notes due 2022 issued pursuant to the 2022 Notes Indenture, as amended, amended and restated, supplemented or otherwise modified or refinanced from time to time.

“2022 Notes Indenture”: that certain Indenture relating to the 2022 Notes, dated as of May 8, 2017, by and among the Initial Issuer, as initial issuer, the Company, as the ultimate issuer, the guarantors party thereto and The Bank of New York Mellon, as trustee and collateral trustee, as amended, amended and restated, supplemented or otherwise modified or refinanced from time to time.

“Amendment No. 2”:  that certain Amendment No. 2 to Revolving Credit Agreement, dated as of May 8, 2017, among the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Lender.

“Amendment No. 2 Effective Date”: as defined in Amendment No. 2.

“Consolidated Cash Balance”: as of any date, the aggregate amount (i.e., the “book balance”) of cash and Cash Equivalents held by the Loan Parties.

“Escrow Agreement”: that certain Escrow and Security Agreement, dated as of May 8, 2017, among the Initial Issuer, the Company and the Bank of New York Mellon, as escrow agent, depositary bank, securities intermediary and trustee.

“Excess Proceeds”: as defined in Section 2.9(a)(iii).

“Excluded Assets” as defined in the Security Agreement.

“Excluded Project Subsidiary”: any entity that constitutes an “Excluded Project Subsidiary” under the 2022 Notes Indenture.

“Independent Financial Advisor”: an accounting, appraisal, investment banking firm or consultant to Persons engaged in a Permitted Business of nationally recognized standing that is, in the good faith judgment of the Company, qualified to perform the task for which it has been engaged.

“Initial Issuer”: Remote Escrow Finance Vehicle LLC, a special purpose limited liability company organized under the laws of Delaware.

“Permitted Business”: means the business of acquiring, constructing, managing, developing, improving, maintaining, leasing, owning and operating power or energy related facilities, together with any related assets or facilities, as well as any other activities reasonably related to, ancillary to, or incidental to, any of the foregoing activities (including acquiring and holding reserves), including investing in power or energy related facilities.

“Priority Lien Obligations”: as defined in the Collateral Trust Agreement.

“REMA Receivable”: any intercompany loan to, receivable of or other Investment in REMA and/or its Subsidiaries held directly or indirectly by the Company.

(b)                                 Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended to

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amend and restate the following defined term in their entirety as follows:

“Collateral Trust Agreement”: that certain Amended and Restated Collateral Trust Agreement, entered into on or prior to the Amendment No. 2 Effective Date, by and among the Borrowers, the Subsidiary Guarantors, the Administrative Agent, the Collateral Trustee, and the other parties named therein, as amended, amended and restated, supplemented or otherwise in effect from time to time.

“Collateral Trustee”: The Bank of New York Mellon or any successor thereto in its capacity as collateral trustee under the Collateral Trust Agreement and, as the context may require, any co-trustee appointed pursuant to the terms of the Collateral Trust Agreement.

“Security Agreement”: that certain Amended and Restated Security Agreement, executed and delivered by the Borrowers and each Subsidiary Guarantor on or prior to the Amendment No. 2 Effective Date in favor of Collateral Trustee, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Subsidiary Guarantor”: each Restricted Subsidiary of the Company other than (a) any Foreign Subsidiary, (b) the entities listed on Schedule 1.1E (including, with respect to the entities listed on Schedule 1.1E, each of their respective Subsidiaries) and (c) each of the entities from time to time designated to Administrative Agent (so long as after the date hereof, such Subsidiary does not acquire any material assets) and any Excluded Project Subsidiary, and in each case of clauses (a) through (c), notwithstanding anything contained herein to the contrary, the Company shall not be required to take any actions in respect of such Subsidiaries under Section 6.7(c) or otherwise under this Agreement; provided, however, that Subsidiaries of GMGEN (other than GMA and its Subsidiaries, which shall not be Subsidiary Guarantors), shall be Subsidiary Guarantors to the extent permitted by Section 102 of that certain Seventh Supplemental Indenture, dated as of January 3, 2006, between GMGEN and Wells Fargo Bank, National Association; provided, further, that notwithstanding anything to the contrary in this Agreement or any Loan Document, any Subsidiary of the Company which is required to provide or otherwise provides a guarantee or collateral credit support in respect of the Company’s obligations under the 2022 Notes or any refinancing, renewal, replacement or extension thereof shall be a Subsidiary Guarantor and the Company shall take such actions in respect of such Subsidiary Guarantor as required under Section 6.7(c).

“Termination Date”: the date occurring six months after the sixth anniversary of the Closing Date.

(c)                                  Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended by deleting the references to “$50,000,000” in clauses (v) and (x) of the definition of “Excluded Asset Sales” and replacing such references with “$10,000,000”.

(d)                                 Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended by amending the definition of “Excluded Asset Sale” to (i) delete the word “and” after clause (xi) thereof, (ii) replacing the period at the end of clause (xii) thereof with “; and” and (iii) adding a new clause (xiii) thereto to read as follows:

“(xiii) the cancellation, termination or other discharge of any REMA Receivable.”

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(e)                                  Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended by deleting the definition of “Excluded Proceeds” in its entirety.

(f)                                   Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended by amending and restating clauses (ii) and (iii) of the definition of “Permitted Debt” to read as follows:

“(ii) up to $800,000,000 of additional Debt less the outstanding aggregate principal amount of Debt incurred under clause (iii) of this definition (but in no event shall this clause (ii) be less than $0);”

(iii) the 2022 Notes;”

(g)                                  Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended by deleting the definition of “Reinvestment Event” in its entirety.

(h)                                 Section 1.1 of the Credit Agreement (Defined Terms) is hereby amended by deleting the definition of “Reinvestment Notice” in its entirety.

(i)                                     Section 2.9(a) of the Credit Agreement (Mandatory Prepayments) is hereby amended and restated in its entirety as follows:

“(a) (i)             Within 270-days after the receipt of any Net Cash Proceeds from an Asset Sale or any Recovery Event, the Company (or the applicable Restricted Subsidiary, as the case may be) may apply those Net Cash Proceeds or, at its option, enter into a binding commitment to apply such Net Cash Proceeds no later than 90 days following the initial 270-day period; provided that with respect to any Asset Sale of the Hunterstown, Choctaw, Bowline or Canal power generation facilities (i) the Net Cash Proceeds from such Asset Sale shall be applied within 30 days pursuant to clause (1) below only, and (ii) the Company shall provide an opinion as to the fairness to the Company of such Asset Sale from a financial point of view issued by an Independent Financial Advisor:

(1)         to repay Priority Lien Obligations (including the Loans and the 2022 Notes) containing provisions similar to this Section 2.9(a) or those set forth in the 2022 Notes Indenture with respect to sales of assets and use of proceeds therefrom, on a pro rata basis (based on outstanding aggregate principal amount);

(2)         in the case of an Asset Sale by a Restricted Subsidiary that is not a Subsidiary Guarantor, to repay Debt of a Restricted Subsidiary that is not a Subsidiary Guarantor (other than Debt owed to the Company or another Restricted Subsidiary of the Company);

(3)         solely in the case of Asset Sales of assets other than Collateral, to repay Debt and other obligations (including Capital Lease Obligations), in each case that are secured by a Lien on assets other than Collateral, which Lien is permitted by this Agreement, and if such Debt is revolving credit Debt, to correspondingly reduce commitments with respect thereto;

(4)         to acquire all or substantially all of the assets of, or any Capital Stock of, another Person engaged primarily in a Permitted Business, if, after giving effect to any such acquisition of Capital Stock, such Person is or becomes a

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Restricted Subsidiary of the Company and a Subsidiary Guarantor;

(5)         to make a capital expenditure; provided that, in the case of Asset Sales of Collateral, such capital expenditure results in the acquisition of Collateral;

(6)         to acquire other assets that are not classified as current assets under GAAP and that are used or useful in a Permitted Business; provided that, in the case of Asset Sales of Collateral, such assets are Collateral; or

(7)         any combination of the foregoing.

(ii)                                  Pending the final application of any such Net Cash Proceeds, to the extent the Net Cash Proceeds exceed $10,000,000, the Company shall maintain the Net Cash Proceeds in a bank account that is subject to a deposit account control agreement in favor of the Collateral Trustee, and otherwise may use such Net Cash Proceeds from such Asset Sale in accordance with Section 2.9(a)(i).

(iii)                               Notwithstanding the foregoing, in the event that regulatory approval is necessary for an asset or investment, or construction, repair or restoration of any asset or investment has commenced, then the Company or any Restricted Subsidiary shall have an additional 270 days to apply the Net Cash Proceeds from such Asset Sale in accordance with this Section 2.9(a)(i).

(iv)                              Any Net Cash Proceeds from Asset Sales that are not applied or invested as provided in Section 2.9(a)(i) shall constitute “Excess Proceeds.”  When the aggregate amount of Excess Proceeds exceeds $10,000,000, or at such earlier date as may be selected by the Company, the Company shall on such date (or, if necessary to determine the aggregate amount of all other Priority Lien Obligations required to be repaid or repurchased on a pro rata basis, on the earliest date such determination is possible) prepay the Loans, and any other Priority Lien Obligations containing provisions similar to those set forth in this Section 2.9(a) or the 2022 Notes Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets, to the extent required by the terms of such Priority Lien Obligations, on a pro rata basis.  Any such Net Cash Proceeds used to prepay the Loans shall be applied as set forth in Section 2.9(c).”

(j)                                    Section 5.2 of the Credit Agreement (Conditions to Each Extension of Credit) is hereby amended by amending and restating the first paragraph thereof to read as follows:

“Condition to Each Extension of Credit. The agreement of each Lender to make any extension of credit and to cause the Issuing Banks to issue Letters of Credit (other than, (i) in each case, continuations or conversions of Interest Periods and the funding of drawings under Letters of Credit (in each case, to which each of the clauses below shall not apply) and (ii) in the case of the issuances, amendments or extensions of Letters of Credit, clause (c) below, which shall not apply to such issuance, amendment or extension) requested to be made by it on any date is subject to the satisfaction or waiver of the following conditions precedent:”

(k)                                 Section 5.2 of the Credit Agreement (Conditions to Each Extension of Credit) is hereby amended by adding a new clause (c) immediately following clause (b) thereof as follows:

“(c) Consolidated Cash Balance. From and after the Amendment No. 2 Effective

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Date, immediately after giving pro forma effect to the making of any Loan and the proposed application of the proceeds of such Loan, the Consolidated Cash Balance shall not exceed $100,000,000.”

(l)                                     Section 6.7(a) of the Credit Agreement (Subsequent Acquired Property; New Subsidiaries) is hereby amended by amending and restating the proviso set forth therein as follows:

“provided that, to the extent that the Security Agreement or any Mortgage expressly states that any actions necessary to perfect such security interests are not required to be taken, no such actions will be necessary.”

(m)                             Section 6.7(c) of the Credit Agreement (Subsequent Acquired Property; New Subsidiaries) is hereby amended and restated in its entirety as follows:

“(c)  If any additional Subsidiary is formed or acquired after the date hereof or any Subsidiary ceases to be an Unrestricted Subsidiary, a Foreign Subsidiary or an Excluded Project Subsidiary or otherwise excluded from the definition of Subsidiary Guarantor, the Company shall promptly notify the Administrative Agent thereof (and, in any event, within 15 days of the date thereof or such later time as the Administrative Agent may agree to in its sole discretion)). The Company shall, with respect to any new Subsidiary created or acquired directly or indirectly after the date hereof by any Loan Party (which, for the purposes of this paragraph (c), shall be deemed to include (x) any existing Subsidiary that ceases to be a Foreign Subsidiary and (y) any existing Domestic Subsidiary that is no longer an Unrestricted Subsidiary or Excluded Project Subsidiary), promptly (and, in any event, within 30 days of the date of creation or acquisition thereof or such later time as the Administrative Agent may agree to in its sole discretion): (i) execute and deliver to the Collateral Trustee (with copies to the Administrative Agent) such amendments to the Security Agreement as the Administrative Agent reasonably deems necessary or advisable to grant to the Collateral Trustee, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such Subsidiary that is owned by any Loan Party (provided that (A) in the case of a Foreign Subsidiary, in no event shall more than 65% of the total outstanding voting Capital Stock of any such new Subsidiary be required to be so pledged, (B) no such grant or perfection of security interests shall be required to be made under any law other than laws of the United States, any state thereof or the District of Columbia and (C) no such grant or perfection of security interests shall be required to be made in respect of any Capital Stock that is an Excluded Asset), (ii) deliver to the Collateral Trustee (with copies to the Administrative Agent) any certificates representing any Capital Stock required to be pledged pursuant to clause (i), together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) if such new Subsidiary is a Restricted Subsidiary (other than (w) a Foreign Subsidiary, (x) a new Subsidiary prohibited from granting such Lien by applicable law or any contractual limitation applicable to such Subsidiary Guarantor at the time it becomes a Subsidiary and not incurred in contemplation thereof, (y) any Excluded Project Subsidiary or any new Subsidiary otherwise designated to the Administrative Agent in accordance with clause (c) of the definition of Subsidiary Guarantor and (z) any new Subsidiary of GMA or REMA), cause such new Restricted Subsidiary (A) to execute an Assumption Agreement in the form attached as Annex 1 to the Guarantee Agreement and (B) to take

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such actions as are required by the Security Agreement to grant to the Collateral Trustee for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Security Agreement with respect to such new Restricted Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be reasonably requested by the Administrative Agent, and (iv) if such new Subsidiary is a Foreign Subsidiary, subject to the proviso in clause (i) above, cause such new Subsidiary to take such other action as the Administrative Agent may reasonably request necessary or, in the opinion of the Administrative Agent, desirable to perfect the Collateral Trustee’s security interest therein.

(n)                                 Section 6.10 of the Credit Agreement (Use of Proceeds) is hereby amended and restated in its entirety as follows:

“6.10.               Use of Proceeds.  The proceeds of the Loans and the Letters of Credit shall be used for working capital and general corporate purposes (including, without limitation, acquisitions and distributions permitted hereunder). No part of the proceeds of any Loan under this Agreement shall be used (i) to make or offer to make any optional repurchase, retirement, or redemption, whether in whole or in part, of any Debt in respect of borrowed money (including the 2022 Notes); provided that this clause (i) shall not apply to any Letter of Credit issued prior to and existing on the Amendment No. 2 Effective Date and any replacement or extension thereof or (ii) for any purpose that violates the provisions of the Regulation T, U or X of the Board.”

(o)                                 Section 8.3(m) of the Credit Agreement is hereby amended by adding the following words immediately prior to the words “Eligible Commodity Hedging” therein:

“the 2022 Notes,”

(p)                                 Section 8.7 of the Credit Agreement (Transactions with Affiliates) is hereby amended by (i) substituting the word “and” immediately before clause (i) of the proviso thereto with a comma, (ii) substituting the period at the end thereof with the word “and” and (iii) adding at the end thereof a new clause (j) thereto that reads as follows:

“(j)                              the Disposition or cancellation of any REMA Receivable.”

(q)                                 Schedule 1.1D of the Credit Agreement is hereby replaced in its entirety with Schedule 1.1D attached hereto.

(r)                                    The Credit Agreement is hereby amended by adding Schedule 1.1E attached hereto.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 2 Effective Date”) on which each of the following conditions have been satisfied (provided that if such conditions are not satisfied on or prior to earliest of (x) the Business Day immediately prior to June 15, 2017, (y) the date on which the principal amount of and accrued and unpaid interest on the 2022 Notes has become immediately due and payable pursuant to the 2022 Indenture or (z) the date on which the Company and the Initial Issuer consummate a special mandatory redemption of the 2022 Notes pursuant to the 2022 Indenture, this Amendment shall automatically be of no force or effect):

(i)                                     The Administrative Agent shall have received from the Borrowers, the

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Subsidiary Guarantors, the Lenders and the Administrative Agent counterparts of this Amendment signed on behalf of such parties;

(ii)                               The Administrative Agent shall have received copies of (x) the amended and restated Security Agreement substantially in the form attached hereto as Schedule A (the “Amended and Restated Security Agreement”) and (y) the amended and restated Collateral Trust Agreement substantially in the form attached hereto as Schedule A (the “Amended and Restated Collateral Trust Agreement”), each executed and delivered by each of the parties thereto;

(iii)                               The Escrow Agreement shall not have been amended, supplemented or modified, and no waivers or consents shall have been granted thereunder, in each case, in a manner adverse to the interest of the Lenders in their capacity as such, without the prior written consent of the Administrative Agent (it being understood and agreed that any amendment, supplement or modification to, or any waiver or consent in respect of, the Collateral Perfection Condition (as defined in the Escrow Agreement) the effect of which is to extend the time for satisfaction of, or otherwise facilitate the satisfaction of, the Collateral Perfection Condition shall be adverse to the Lenders);

(iv)                              The Collateral Perfection Condition shall have been satisfied in accordance with the terms of the Escrow Agreement and the Escrow Property (as defined in the Escrow Agreement) shall have been released to the Company pursuant to Section 1.4(c) and (d) of the Escrow Agreement; and

(v)                                 The delivery by the Borrowers and the Subsidiary Guarantors of each of the items identified on Schedule B hereto.

SECTION 4. Guarantee Agreement.

(a)                                 By executing and delivering this Amendment, each entity listed on the signature pages hereto that is not a party to the Guarantee Agreement (other than GenOn Energy, Inc.) (each such entity, an “Additional Guarantor” and collectively, the “Additional Guarantors” as such terms are used in the Guarantee Agreement), as provided in Section 3.14 of the Guarantee Agreement, hereby becomes, effective as of the Amendment No. 2 Effective Date, a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth on Schedule 1 of the Guarantee Agreement is hereby incorporated mutatis mutandis for each Additional Guarantor.  The Lender and each Additional Guarantor hereby agree that this Section 4 shall be deemed to satisfy the requirement to deliver an Assumption Agreement pursuant to Section 6.7 of the Credit Agreement and Section 3.14 of the Guarantee Agreement.

(b)                                 Effective as of the Amendment No. 2 Effective Date, each of the Released Grantors (as defined in the Security Agreement) is hereby unconditionally released and discharged from its obligations as a Guarantor under the Guarantee Agreement, and the Administrative Agent shall, or cause the Collateral Trustee to, deliver at the Company’s sole cost and expense such releases, discharges and similar documents as the Company may reasonable request in connection with the release of such Released Grantor from its obligations as a

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Guarantor.

SECTION 5.  Limited Waiver.  Pursuant to Section 6.7(c) of the Credit Agreement, the Company is required to cause certain Subsidiaries to execute an Assumption Agreement and take such actions as are required by the Security Agreement to grant to the Collateral Trustee for the benefit of the Secured Parties a perfected first priority security interest in the Collateral with respect to such Subsidiary.  To the extent that the Company or any Loan Party has failed to comply with the provisions of Section 6.7(c), the Administrative Agent and the Lender hereby waive any Default that may have occurred under the Credit Agreement as a result of such failure by the Company or any Loan Party to comply with the provisions of Section 6.7(c) of the Credit Agreement in respect of any such Subsidiary with the effect that no such Default shall be deemed to have arisen.  The waiver under this Section 5 (this “Waiver”) is not intended to, and shall not be deemed or construed to, establish a custom or course of dealing and does not waive (except as expressly set forth herein), limit or postpone any of the terms of (and except as expressly set forth herein the Administrative Agent and the Lender expressly reserve all rights and remedies under) the Credit Agreement and the other Loan Documents, including rights and remedies with respect to any other Defaults (including rights with respect to determining the materiality thereof), whether now existing or occurring after the date of this Waiver.

SECTION 6. Reference to and Effect Upon the Credit Agreement.

(a)                                           Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)                                           Upon the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.

SECTION 7. Reaffirmation. Each Subsidiary Guarantor (including each Additional Guarantor), by its execution of this Amendment, hereby (a) consents and agrees to the terms and conditions of this Amendment and (b) acknowledges and, in the case of the Subsidiary Guarantors that are not Additional Guarantors, reaffirms, all of its obligations, agreements, covenants, liabilities and undertakings under each of the Loan Documents as amended hereby and as amended and restated or supplemented in accordance herewith, in each case, to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment and as amended, restated or supplemented in accordance herewith, each such Loan Document as amended hereby is and shall remain in full force and effect in accordance with the terms thereof.  Each Borrower and each Subsidiary Guarantor (including each Additional Guarantor) hereby acknowledges, confirms, and, in the case of the Subsidiary Guarantors that are not Additional Guarantors, reaffirms, the Liens outstanding under the Security Documents for the benefit of the Secured Parties and acknowledges and agrees that as of and subsequent to the Amendment No. 2 Effective Date, each such Lien is and shall remain in full force and effect in accordance with the terms of the Security Agreement, the Collateral Trust Agreement, and the other Security Documents.

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SECTION 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

GENON ENERGY, INC., as a Borrower

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Treasurer

NRG AMERICAS, INC. (f/k/a GENON
AMERICAS, INC.), as a Borrower

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Treasurer

NRG ENERGY, INC., as Administrative Agent and Lender

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Senior Vice President & Treasurer

[Signature page to Amendment No. 2 to Revolving Credit Agreement]

GUARANTORS:

GENON ENERGY HOLDINGS, INC.
GENON ENERGY MANAGEMENT, LLC
GENON ENERGY SERVICES, LLC
GENON MID-ATLANTIC DEVELOPMENT, LLC
GENON POWER OPERATING SERVICES MIDWEST, INC.
HUDSON VALLEY GAS CORPORATION
MIRANT NEW YORK SERVICES, LLC
MIRANT POWER PURCHASE, LLC
NRG BOWLINE LLC
NRG CALIFORNIA NORTH LLC
NRG CANAL LLC
NRG FLORIDA GP, LLC
NRG LOVETT DEVELOPMENT I LLC
NRG LOVETT LLC
NRG NEW YORK LLC
NRG NORTH AMERICA LLC
NRG NORTHEAST GENERATION, INC.
NRG NORTHEAST HOLDINGS, INC.
NRG POTRERO LLC
NRG POWER GENERATION ASSETS LLC
NRG POWER GENERATION LLC
NRG POWER MIDWEST GP LLC
NRG SABINE (DELAWARE), INC.
NRG SABINE (TEXAS), INC.
NRG WHOLESALE GENERATION GP LLC
ORION POWER NEW YORK GP, INC.
ORION POWER NEW YORK LP, LLC
RRI ENERGY SERVICES, LLC

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Treasurer

[Signature page to Amendment No. 2 to Revolving Credit Agreement]

MIRANT INTELLECTUAL ASSET MANAGEMENT AND MARKETING, LLC
MNA FINANCE CORP.
RRI ENERGY BROADBAND, INC.
RRI ENERGY CHANNELVIEW
(DELAWARE) LLC
RRI ENERGY CHANNELVIEW (TEXAS) LLC
RRI ENERGY COMMUNICATIONS, INC.
RRI ENERGY TRADING EXCHANGE, INC.
RRI ENERGY VENTURES, INC.
RRI ENERGY SERVICES CHANNELVIEW LLC
RRI ENERGY SERVICES DESERT BASIN, LLC
RRI ENERGY SOLUTIONS EAST LLC

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: President & Treasurer

GENON AMERICAS PROCUREMENT, INC.
GENON ASSET MANAGEMENT, LLC
GENON SPECIAL PROCUREMENT, INC.

By:	/s/ Rachel Smith
Name: Rachel Smith
Title: Treasurer

NRG FLORIDA LP
By: NRG Florida GP, LLC, its General Partner

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Treasurer

[Signature page to Amendment No. 2 to Revolving Credit Agreement]

NRG POWER MIDWEST LP
By: NRG Power Midwest GP LLC, its General Partner

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Treasurer

NRG WHOLESALE GENERATION LP
By: NRG Wholesale Generation GP LLC, its General Partner

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Treasurer

ORION POWER NEW YORK, L.P.
By: Orion Power New York GP, Inc., its General Partner

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: Treasurer

RRI ENERGY CHANNELVIEW LP
By: RRI Energy Channelview (Texas) LLC, its General Partner

By:	/s/ Gaetan Frotte
Name: Gaetan Frotte
Title: President & Treasurer

[Signature page to Amendment No. 2 to Revolving Credit Agreement]

Schedule 1.1D

Unrestricted Subsidiaries

Name of Subsidiary	Jurisdiction

GenOn Key/Con Fuels, LLC	Delaware

Schedule 1.1E

Non-Guarantor Restricted Subsidiaries

NRG ECA Pipeline LLC	NRG California South GP LLC

MC Asset Recovery, LLC	NRG California South LP

Mirant Trust I	NRG San Gabriel Power Generation LLC

Mirant International Investments, Inc.	NRG Willow Pass LLC

Mirant Asia-Pacific Ventures, LLC	NRG Tank Farm LLC

Mirant AP Investments Limited	GMGEN

Mirant Navotas Corporation	Mirant Wrightsville Management, Inc.

Mirant (Navotas II) Corporation	Mirant Wrightsville Investments, Inc.

Mirant Asia Pacific Construction Limited (Hong Kong) Limited	NRG Delta LLC

GenOn Capital Inc.	REMA

GenOn Fund 2001 LLC	GMA

Schedule A

Amended and Restated Security Agreement and Amended and Restated Collateral Trust Agreement

[See attached]

AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT

dated as of [        ], 2017

among

GENON ENERGY, INC.,
NRG AMERICAS, INC.,

the Grantors from time to time party hereto,

NRG ENERGY, INC.,

as Administrative Agent,

THE BANK OF NEW YORK MELLON,
as Trustee under the Indenture,

and

THE BANK OF NEW YORK MELLON,

as Collateral Trustee

i

ii

This AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT, dated as of [                ], 2017 (as amended, restated, amended and restated, supplemented or otherwise modified, this “Agreement”), is entered into by and among GENON ENERGY, INC., a Delaware corporation (the “Company”), NRG AMERICAS, INC. (f/k/a GenOn Americas, Inc.), a Delaware corporation (“GAI”, and together with the Company, the “Borrowers”), the other Grantors from time to time party hereto (as hereinafter defined), NRG ENERGY, INC., a Delaware corporation as Administrative Agent (as defined below), THE BANK OF NEW YORK MELLON, as Trustee (as defined below), and THE BANK OF NEW YORK MELLON, as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”).

RECITALS

1.             The Borrowers, the lenders from time to time party thereto and NRG Energy, Inc., as Administrative Agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”) are party to that certain Revolving Credit Agreement, dated as of December 14, 2012 (as amended by that certain Amendment No. 1 to Revolving Credit Agreement, dated as of December 13, 2015, and by that certain Amendment No. 2 to Revolving Credit Agreement, dated as of May 8, 2017 (the “Existing Credit Agreement”), and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including any Refinancing thereof if such agreement has been designated as the Credit Agreement in accordance with Section 3.8 hereof, the “Credit Agreement”).

2.             The Company intends to issue $540 million of notes due 2022 (the “Notes”) under an indenture (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”) among the Company, the Grantors and The Bank of New York Mellon, as trustee (in such capacity and together with its successors in such capacity, the “Trustee”).

3.             The Borrowers, the subsidiary grantors party thereto, the Administrative Agent and U.S. Bank National Association, as Collateral Trustee (in such capacity, the “Existing Collateral Trustee”), entered into the Collateral Trust Agreement, dated as of December 3, 2010 (as modified by that certain Accession Agreement, dated as of December 14, 2012 and that certain Amendment No. 1 to Collateral Trust Agreement, dated as of September 19, 2014 and the Amendment No. 2 to Collateral Trust Agreement, dated as of May 3, 2017, the “Existing Collateral Trust Agreement”).

4.             The Company, the guarantors party thereto and the Administrative Agent are party to that certain Guarantee Agreement, dated as of December 14, 2012 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement Guarantee”), pursuant to which the Company and the guarantors party thereto guaranteed their respective obligations under the Credit Agreement.

5.             The Borrowers, the other Grantors party thereto and the Collateral Trustee are party to that certain Amended & Restated Security Agreement dated as of the Restatement Date (the “Security Agreement”), that amends and restates that certain Security Agreement, dated as of December 3, 2010 (as modified by that certain Joinder, Acknowledgment, and

Reaffirmation of Security Agreement, dated as of December 14, 2012, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Restatement Date), pursuant to which the Borrowers and the other Grantors party thereto secure their Obligations under the Credit Agreement, the Credit Agreement Guarantee and the other Secured Obligations.

6.             The Borrowers and the other Grantors intend to secure and continue to secure, as applicable, their respective Obligations under the Credit Agreement, including their guarantees thereof, the Indenture, including their guarantees thereof, and any other existing and/or future Priority Lien Debt on a first priority basis and, subject to such priority, intend to continue to secure any existing and/or future Second Lien Debt on a second priority basis, with Liens on all present and future Collateral to the extent that such Liens have been or will be provided for in the applicable Security Documents.

7.             Pursuant to Section 7.7 of the Existing Collateral Trust Agreement, the Existing Collateral Trustee may at any time give notice of its resignation to the Secured Representatives and the Company, and the Controlling Secured Representative shall have the right, subject to the consent of the Company and the terms of the Collateral Trust Agreement, to appoint a successor.

8.             Pursuant to Section 9.3 of the Existing Collateral Trust Agreement, and with the consent of the Borrowers, each other Grantor and the other parties required under the Existing Collateral Trust Agreement, the parties hereto wish to amend and restate the Existing Collateral Trust Agreement in its entirety as specified herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, each Grantor, the Administrative Agent, the Trustee, the Existing Collateral Trustee and the Collateral Trustee hereby agree that (i) pursuant to Section 7.7 of the Collateral Trust Agreement, the Existing Collateral Trustee hereby gives notice to the Company and to the Administrative Agent, being the sole Secured Representative under the Existing Collateral Trust Agreement, of its resignation as Collateral Trustee effective as of the Restatement Date and the Company hereby consents to such resignation and the Secured Parties hereby appoint the Collateral Trustee and the Collateral Trustee accepts such appointment, all in accordance with Article 2 hereof (ii) the Existing Collateral Trust Agreement shall be amended and restated to read in its entirety as follows:

ARTICLE 1.               DEFINITIONS; PRINCIPLES OF CONSTRUCTION

SECTION 1.1               Defined Terms.

(a)           The following terms shall have the following meanings:

“Acceptable Financial Counterparty” shall mean any Person who, at the time the applicable Eligible Commodity Hedging Agreement is entered into, (a) in the ordinary course enters into financial derivative (including commodity hedge, swap, future or option) or commodity transactions (including power purchase/tolling agreements) and (b) (i) has at least two of the following three ratings: (1) an issuer credit rating of BBB+ or higher by S&P, (2) a long term rating of Baa1 or higher by Moody’s and (3) an issuer default rating of BBB+ or higher by Fitch Ratings, Inc. (or any successor entity), or (ii) whose obligations are supported by collateral, guarantees or letters of credit in a manner consistent with the then prevailing industry practice for similarly situated Persons from Persons that have the ratings described in clause (i) above.

“Acceptable Power Counterparty” shall mean (a) Reliant Energy Inc., Energy Future Holdings Corp. and each of their respective Affiliates, and (b) any Person who, at the time the applicable Eligible Commodity Hedging Agreement is entered into, (i) in the ordinary course purchases or sells power and (ii)(A) has a corporate rating of BBB- or higher by S&P and a corporate family rating of Baa3 or higher by Moody’s (or an equivalent rating by another nationally recognized statistical rating organization of similar standing if either of such ratings agencies is not then in the business of providing such ratings), or (B) whose obligations are supported by collateral, guarantees or letters of credit in a manner consistent with the then prevailing industry practice for similarly situated Persons from Persons that have the ratings described in clause (A) above.

“Act of Instructing Debtholders” shall mean, as to any matter at any time, and calculated in accordance with Section 2.6 and Section 7.22, (i) prior to the Discharge of Priority Lien Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the Priority Debt Representatives representing the holders of Priority Lien Debt constituting more than 50% of the sum of, (x) in respect of the enforcement of remedies or the protections of Liens on Collateral, (A) the aggregate outstanding amount of all Priority Lien Debt for Borrowed Money, (B) the face amount of any outstanding letters of credit issued under any Priority Lien Documents relating to Priority Lien Debt for Borrowed Money and (C) subject to Section 8.3, the aggregate Hedge Capacity Amount under Priority Lien Commodity Hedging Agreements to the extent constituting Priority Lien Obligations that are Capacity Commodity Hedging Agreements or (y) in respect of any act other than the enforcement of remedies or the protections of Liens on Collateral, (A) the aggregate outstanding amount of all Priority Lien Debt for Borrowed Money, (B) the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt for Borrowed Money, (C) the face amount of all outstanding letters of credit issued under any Priority Lien Documents relating to Priority Lien Debt for Borrowed Money and (D) subject to Section 8.3, the aggregate Hedge Capacity Amount under Priority Lien Commodity Hedging Agreements to the extent constituting Priority Lien Obligations that are Capacity Commodity Hedging Agreements, and (ii) at any time after the Discharge of Priority Lien Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of the Second Lien Debt Representatives representing the Required Second Lien Debtholders. For this purpose, subject however to the terms and conditions of Section 7.1(a)(ii), (iii) and (v), Secured Debt or unfunded commitments in respect thereof (whether pursuant to an Affiliated Credit Agreement or otherwise) registered in the name of, or beneficially owned or committed to by, a Borrower or any Affiliate of a Borrower will be deemed not to be outstanding or constitute unfunded commitments, as applicable, and neither a Borrower nor any such Affiliate shall be entitled to vote hereunder to direct the relevant Secured Debt Representative; provided that the foregoing restrictions shall not apply if the only Priority Lien  Debt outstanding at such time is in respect of an Affiliated Credit Agreement (including as a result of a Borrower or an Affiliate becoming the Priority Lien Secured Party in respect of any

Priority Lien Debt that was not in respect of an Affiliated Credit Agreement at the time incurred).

“Actionable Default” shall mean (i) prior to the Discharge of Priority Lien DFBM Obligations, a Secured Debt Default under any Secured Debt Document evidencing Priority Lien DFBM Obligations; (ii) after the Discharge of Priority Lien DFBM Obligations and until the Discharge of Priority Lien Obligations, a Secured Debt Default under any Secured Debt Document evidencing Priority Lien Commodity Hedging Obligations; (iii) after the Discharge of Priority Lien Obligations and until the Discharge of Second Lien DFBM Obligations, (A) a Secured Debt Default under any Secured Debt Document evidencing Second Lien DFBM Obligations and (B) if the Borrowers and the other Obligors owe less than $10,000,000 in aggregate principal amount of Second Lien Debt for Borrowed Money, a Secured Debt Default under any Secured Debt Document evidencing Second Lien Commodity Hedging Obligations; and (iv) after the Discharge of Priority Lien Obligations and the Discharge of Second Lien DFBM Obligations, a Secured Debt Default under any Secured Debt Document evidencing Second Lien Commodity Hedging Obligations.

“Administrative Agent” shall have the meaning assigned to such term in the recitals.

“Affiliate” of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting stock of a Person will be deemed to be control.  For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Affiliated Credit Agreement” shall mean any Credit Facility as to which 50% or more of the Indebtedness thereunder is registered in the name of, or beneficially owned by, a Borrower or any Affiliate of a Borrower. For the avoidance of doubt, as of the Restatement Date, the Existing Credit Agreement is an Affiliated Credit Agreement hereunder.

“Agreement” shall have the meaning assigned to such term in the preamble.

“Attributable Debt” in respect of a sale and leaseback transaction shall mean, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended.  Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP; provided, however, that if such sale and leaseback transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capital Lease Obligation.”

“Available Baseload Capacity” shall mean, in respect of any calendar month and as of any date of determination, a MWh amount of electric power generation Capacity equal to (i) the aggregate annual MWh Capacity of the generating equipment of the Borrowers and their Subsidiaries (including the Borrowers’ and their Subsidiaries’ pro rata share of the capacity represented by minority investments in units) normally operated to serve loads on an around-the-clock basis for the calendar year in which such calendar month will occur divided by (ii) twelve.

“Bankruptcy Case” shall mean any case under Title 11 of the United States Code or any comparable federal, state or foreign law equivalent, or any successor bankruptcy law commenced voluntarily or involuntarily against any Borrower or any other Obligor.

“Board of Directors” shall mean (i) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (ii) with respect to a partnership, the Board of Directors of the general partner of the partnership, (iii) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof or any manager thereof and (iv) with respect to any other Person, the board or committee of such Person serving a similar function.

“Borrowers” shall have the meaning assigned to such term in the preamble.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which commercial banks in New York City are authorized or required by law to close.

“Capacity” shall mean nominal summer megawatt capacity of power generated as adjusted for the combined ownership position of the Borrowers and their Subsidiaries (including the Borrowers’ and their Subsidiaries’ pro rata share of the capacity represented by minority investments in units) and as tested in accordance with standard industry practices, but excluding capacity from inactive/mothballed units and net of internal/parasitic load.

“Capacity Commodity Hedging Agreement” shall mean a Commodity Hedging Agreement that is (i) a sale of Available Baseload Capacity and/or energy or the MWh equivalent of such a sale (including a financial hedge of such a sale), each as determined by the Company in the exercise of its reasonable judgment, (ii) a sale of Non-Baseload Capacity and/or energy or the MWh equivalent of such a sale (including a financial hedge of such a sale), each as determined by the Company in the exercise of its reasonable judgment, or (iii) any purchase of electric power generation capacity and/or energy or the MWh equivalent of such a purchase (including a financial hedge of such a purchase), each as determined by the Company in the exercise of its reasonable judgment that, in each case, has the effect of offsetting the economic and credit risks associated with any sale or the MWh equivalent of a sale covered by clause (i) or clause (ii) as determined by the Company in the exercise of its reasonable judgment.

“Capital Lease Obligation” shall mean, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” shall mean (i) in the case of a corporation, corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“CERCLA” shall have the meaning assigned to such term in Section 5.14.

“Class” shall mean all Secured Parties having the same priority.  This Agreement includes two Classes of Secured Parties, the holders of Priority Lien Obligations and the holders of Second Lien Obligations.

“Collateral” shall mean, in the case of each Series of Secured Debt, all properties and assets of the Borrowers and each applicable Grantor, now owned or hereafter acquired, in which Liens have been granted or purported to be granted, or are required to be granted, to the Collateral Trustee under any of the Security Documents to secure all or any portion of the Obligations in respect of such Series of Secured Debt.

“Collateral Trust Joinder” shall mean (i) with respect to the provisions of this Agreement relating to any additional Secured Debt, an agreement substantially in the form of Exhibit A and (ii) with respect to the provisions of this Agreement relating to the addition of additional Obligors, an agreement substantially in the form of Exhibit B.

“Collateral Trustee” shall have the meaning assigned to such term in the preamble.

“Commodity Hedging Agreements” shall mean any agreement (including each confirmation entered into pursuant to any master agreement) providing for swaps, caps, collars, puts, calls, floors, futures, options, spots, forwards, power purchase or sale agreements, fuel purchase or sale agreements, emissions credit purchase or sales agreements, power transmission agreements, fuel transportation agreements, fuel storage agreements, netting agreements, commercial or trading agreements, weather derivatives agreements, each with respect to, or involving the purchase, transmission, distribution, sale, lease or hedge of, any energy, generation capacity or fuel, or any other energy or weather related commodity, service or risk, price or price indices for any such commodities, services or risks or any other similar derivative agreements, any renewable energy credits, carbon emission credits and any other “cap and trade” related credits, assets or attributes with an economic value and any other similar agreements, entered into by any Borrower or any Restricted Subsidiary (under and as defined in the Credit Agreement), in each case under this definition, in the ordinary course of business, or otherwise consistent with prudent industry practice in order to manage fluctuations in the price or availability to any Borrower or any Restricted Subsidiary (under and as defined in the Credit Agreement) of any commodity and/or manage the risk of adverse or unexpected weather conditions.

“Commodity Hedging Obligations” shall mean, with respect to any specified Person, the obligations of such Person under a Commodity Hedging Agreement.

“Company” shall have the meaning assigned to such term in the preamble.

“GAI” shall have the meaning assigned to such term in the preamble.

“Credit Agreement” shall have the meaning assigned to such term in the recitals.

“Credit Agreement Guarantee” shall have the meaning assigned to such term in the recitals and shall also include any other guarantee of any Credit Agreement Obligations.

“Credit Agreement Obligations” shall mean Indebtedness under the Credit Agreement and all other Obligations arising under the Loan Documents (as defined in the Credit Agreement) or any analogous defined term in respect of any Refinancing thereof; provided that if the sum of (1) Indebtedness constituting principal outstanding (other than principal resulting from the capitalization of interest from time to time, if any, which shall not count against Credit Agreement Cap (as defined below)) under the Credit Agreement plus (2) the aggregate face amount of any letters of credit issued and outstanding under the Credit Agreement (whether or not drawn, but without duplication of any amounts included in clause (1)) exceeds the greater of (x) $550,000,000 and (y) the maximum amount of Indebtedness under Credit Facilities (as defined in the Indenture) then permitted to be secured by the Indenture (such greater amount, the “Credit Agreement Cap” and all Indebtedness under the Credit Agreement and all other Obligations (including the aggregate face amount of letters of credit issued and outstanding under the Credit Agreement) arising under the Loan Documents (as defined in the Credit Agreement) or any analogous defined term in respect of any Refinancing thereof in excess of the Credit Agreement Cap, the “Excess Credit Agreement Obligations”), then only that portion of the principal amount of such Indebtedness and such aggregate face amount of letters of credit (on a pro rata basis based on the aggregate outstanding principal amount of such Indebtedness and face amount of letters of credit) equal to the Credit Agreement Cap shall be included in the Credit Agreement Obligations and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute Credit Agreement Obligations to the extent related to Indebtedness and face amounts of letters of credit included in the Credit Agreement Obligations.

“Credit Facilities” shall mean (i) one or more debt facilities (including the debt facilities provided under the Credit Agreement) or commercial paper facilities, in each case with banks or other institutional lenders or financial institutions providing for revolving credit loans, term loans, credit-linked deposits (or similar deposits), receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit and (ii) debt securities sold to institutional investors, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Designated Collateral” shall have the meaning assigned to such term in Section 2.6.

“Designated Obligations” shall have the meaning assigned to such term in Section 2.6.

“Discharge of Credit Agreement Obligations” shall mean the occurrence of all of the following: (i) termination or expiration of all commitments to extend credit that would constitute Credit Agreement Obligations; (ii) payment in full in cash and discharge of the principal of and interest and premium (if any) on all Obligations constituting Credit Agreement Obligations (other than any undrawn letters of credit); (iii) termination or cash collateralization (at 103% of the aggregate undrawn amount or such lesser amount as otherwise required or permitted by the applicable Secured Debt Document) of all outstanding letters of credit constituting Credit Agreement Obligations; (iv) return in full in cash of any deposits made by lenders under the Credit Agreement to reimburse drawings on letters of credit issued under the Credit Agreement to the applicable lenders; and (v) payment in full in cash and discharge of all other Obligations constituting Credit Agreement Obligations that are outstanding and unpaid at the time the Indebtedness under the Credit Agreement is paid in full in cash and discharged (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).  If at any time any payment or distribution in respect of any of the Credit Agreement Obligations described above is rescinded or must otherwise be returned in an Insolvency Proceeding or Bankruptcy Case or otherwise (whether by demand, settlement, litigation or otherwise), then only with respect to all actions and events subsequent to such rescission or return (including any Act of Instructing Debtholders or Actionable Default subsequent to such rescission or return) a Discharge of Credit Agreement Obligations shall not be deemed to have occurred.

“Discharge of Second Lien DFBM Obligations” shall mean the occurrence of all of the following: (i) termination or expiration of all commitments to extend credit that would constitute Second Lien Debt for Borrowed Money; (ii) payment in full in cash and discharge of the principal of and interest and premium (if any) on all Second Lien Debt for Borrowed Money (other than any undrawn letters of credit); (iii) termination or cash collateralization (at 103% of the aggregate undrawn amount or such lesser amount as otherwise required or permitted by the applicable Secured Debt Document) of all outstanding letters of credit constituting Second Lien Debt for Borrowed Money; (iv) return in full in cash of any deposit made by any holder of Second Lien Debt to reimburse drawings on letters of credit issued under the Second Lien Documents relating to such Second Lien Debt and that constitutes Second Lien Debt for Borrowed Money to the applicable lenders; and (v) payment in full in cash and discharge of all other Second Lien DFBM Obligations that are outstanding and unpaid at the time the Second Lien Debt for Borrowed Money is paid in full in cash and discharged (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

“Discharge of Second Lien Obligations” shall mean the occurrence of all of the following:  (i) Discharge of Second Lien DFBM Obligations and (ii) payment in full in cash and discharge of other all Second Lien Obligations (including Commodity Hedging Obligations) that are outstanding and unpaid at the time the Second Lien Debt is paid in full in cash and discharged (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

“Discharge of Priority Lien DFBM Obligations” shall mean the occurrence of all of the following: (i)  termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt for Borrowed Money; (ii) payment in full in cash and discharge of the principal of and interest and premium (if any) on all Priority Lien Debt for Borrowed Money (other than any undrawn letters of credit); (iii) termination or cash collateralization (at 103% of the aggregate undrawn amount or such lesser amount as otherwise required or permitted by the applicable Secured Debt Document) of all outstanding letters of credit constituting Priority Lien Debt for Borrowed Money; (iv) return in full in cash of any deposits made by lenders of Priority Lien Debt for Borrowed Money to reimburse drawings on letters of credit issued under the Priority Lien Documents relating to such Priority Lien Debt for Borrowed Money that constitute Priority Lien Debt for Borrowed Money to the applicable lenders; and (v) payment in full in cash and discharge of all other Priority Lien DFBM Obligations that are outstanding and unpaid at the time the Priority Lien Debt for Borrowed Money is paid in full in cash and discharged (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).  If at any time any payment or distribution in respect of any of the Priority Lien DFBM Obligations described above is rescinded or must otherwise be returned in an Insolvency Proceeding or Bankruptcy Case or otherwise (whether by demand, settlement, litigation or otherwise), then only with respect to all actions and events subsequent to such rescission or return (including any Act of Instructing Debtholders or Actionable Default subsequent to such rescission or return) a Discharge of Priority Lien DFBM Obligations shall not be deemed to have occurred.

“Discharge of Priority Lien Obligations” shall mean the occurrence of all of the following: (i) termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt; (ii) payment in full in cash and discharge of the principal of and interest and premium (if any) on all Priority Lien Debt for Borrowed Money (other than any undrawn letters of credit); (iii) termination or cash collateralization (at 103% of the aggregate undrawn amount or such lesser amount as otherwise required or permitted by the applicable Secured Debt Document) of all outstanding letters of credit constituting Priority Lien Debt; (iv) return in full in cash of any deposits made by lenders of Priority Lien Debt to reimburse drawings on letters of credit issued under the Priority Lien Documents relating to such Priority Lien Debt that constitute Priority Lien Debt to the applicable lenders; and (v) payment in full in cash and discharge of all other Priority Lien Obligations (including Priority Lien Commodity Hedging Obligations and Priority Lien Interest Rate/Currency Hedging Obligations constituting Priority Lien Obligations) that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash and discharged (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).  If at any time any payment or distribution in respect of any of the Priority Lien Obligations described above is rescinded or must otherwise be returned in an Insolvency Proceeding or Bankruptcy Case or otherwise (whether by demand, settlement, litigation or otherwise), then only with respect to all actions and events subsequent to such rescission or return (including any Act of Instructing Debtholders or Actionable Default subsequent to such rescission or return) a Discharge of Priority Lien Obligations shall not be deemed to have occurred.

“Eligible Commodity Hedging Agreement” shall mean any Commodity Hedging Agreement entered into by any Grantor with an Eligible Commodity Hedging Counterparty from time to time in order to manage fluctuations in the price or availability to any Borrower or any Restricted Subsidiary (under and as defined in the Credit Agreement) of any commodity, which, individually or together with other Commodity Hedging Agreements (other than Commodity Hedging Agreements that are either unsecured, are supported by letters of credit or Guarantees (but not secured by all or substantially all of the assets of any Grantor) or constitute Second Lien Obligations) entered into or being entered into with such counterparty or its affiliates, is structured such that the net mark-to-market credit exposure of (a) the counterparties to such Commodity Hedging Agreements (taken as a whole) to (b) a Borrower or any other Grantor, is positively correlated with the price of the relevant commodity or positively correlated with changes in the relevant spark spread.

“Eligible Commodity Hedging Counterparty” shall mean a counterparty to an Eligible Commodity Hedging Agreement that, at the time the relevant Eligible Commodity Hedging Agreement is entered into, is either an Acceptable Power Counterparty or an Acceptable Financial Counterparty.

“Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances and codes, and legally binding decrees, judgments, directives and orders (including consent orders), in each case, relating to protection of the environment, natural resources, occupational health and safety, climate change or the presence, Release of, or exposure to, Hazardous Materials, substances or wastes, or the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials, substances or wastes.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (i) non-compliance with any Environmental Law, (ii) the generation, manufacture, processing, distribution, recycling, use, handling, transportation, storage, treatment or disposal of, or the arrangement of such activities with respect to, any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the Release of any Hazardous Materials at or from any location or (v) any contract or agreement pursuant to which liability is assumed, imposed or covered by an indemnity with respect to any of the foregoing.

“Equally and Ratably” shall mean, in reference to sharing of Liens or proceeds thereof as among the Secured Parties of the same Class as of any time of determination, that such Liens or proceeds:

(i)   would, if discharge of such Obligations (other than indemnification and other contingent obligations not yet due and payable) were required as of such time, be allocated and distributed first to each Secured Debt Representative for each outstanding Series of Secured Debt within that Class, for the account of the holders of such Series of Secured Debt, ratably in proportion to the principal of (and any deposits made by holders of such Series of Secured Debt to reimburse drawings on letters of credit issued under the Secured Debt Documents relating to such Series of Secured Debt under any Credit Facility) and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit, if any, outstanding (whether or not drawings have been made under such letters of credit) on, and the Hedge Outstanding Amount with respect to, each outstanding Series of Secured Debt within that Class as of such time, and thereafter

(ii)   would, if discharge of such Obligations (other than indemnification and other contingent obligations not yet due and payable) were required as of such time, be allocated and distributed (if any remain after payment in full in cash of all of the principal of (and any deposits made by any holder of any Series of Secured Debt to reimburse drawings on letters of credit issued under the Secured Debt Documents relating to such Series of Secured Debt under any Credit Facility) and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit, if any, outstanding (whether or not drawings have been made under such letters of credit) on, and the Hedge Outstanding Amount with respect to, all outstanding Secured Obligations within that Class) to each Secured Debt Representative for each outstanding series of Secured Obligations within that Class, for the account of the holders of any remaining Secured Obligations within that Class, ratably in proportion to the aggregate unpaid amount of such remaining Secured Obligations within that Class due and demanded (with written notice to the applicable Secured Debt Representative and the Collateral Trustee) prior to the date such distribution is made.

It is understood and agreed that (1) Liens and proceeds will not be shared Equally and Ratably between different Classes, (2) to the extent only a portion of any Obligations are secured by any Collateral, such proceeds will only be allocated and distributed Equally and Ratably in respect of the portion of the Obligations so secured and (3) that the foregoing provisions are subject to the provisions of Section 2.6.

“Equity Interests” shall mean Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Existing Collateral Trust Agreement” shall have the meaning assigned to such term in the recitals.

“Existing Credit Agreement” as so amended shall have the meaning assigned to such term in the recitals.

“GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time; provided, however, that if any operating lease would be recharacterized as a capital lease due to changes in the accounting treatment of such operating lease under GAAP since the Restatement Date, then solely with respect to the accounting treatment of any such leases, GAAP shall be interpreted as it was in effect on the Restatement Date.

“Grantors” shall mean each of the Borrowers and, initially, in the case of any Series of Secured Debt, each Subsidiary party hereto that, pursuant to the terms of the applicable Secured Debt Document, has provided a Guarantee and has granted a Lien in respect of the Secured Obligations evidenced by such Series of Secured Debt and shall include any future Subsidiary required by the terms of any Secured Debt Document to become a guarantor of the Secured Obligations evidenced thereby and a grantor of Collateral therefor, and any successor of the foregoing.

“Guarantee” shall mean a guarantee, other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner, including by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

“Hazardous Materials” shall mean (i) any petroleum products or byproducts, coal ash, coal combustion by-products or waste, boiler slag, scrubber residue, flue desulfurization material, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radioactive materials, radioactive waste or radioactive byproducts, chlorofluorocarbons and all other ozone-depleting substances and (ii) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Hedge Capacity Amount” shall mean (i) in respect of any Priority Lien Commodity Hedging Agreement or Second Lien Commodity Hedging Agreement that is a sale or purchase of Available Baseload Capacity or Non-Baseload Capacity, an amount equal to the product of the aggregate amount of MWh sold or purchased, as applicable, thereunder on a physical basis and the contract price(s) for such sale or purchase, as applicable, and (ii) in respect of any Priority Lien Commodity Hedging Agreement or Second Lien Commodity Hedging Agreement that is the MWh equivalent of a sale or purchase of Available Baseload Capacity or Non-Baseload Capacity (including a financial hedge of such a sale or purchase), (x) the United States dollar amount designated as the “Hedge Capacity Amount” in the confirmation of such Priority Lien Commodity Hedging Agreement or Second Lien Commodity Hedging Agreement, as the case may be, or (y) in the absence of any such designation, an amount equal to the product of the maximum aggregate MWh equivalent notional amount of such Priority Lien Commodity Hedging Agreement or Second Lien Commodity Hedging Agreement, as the case may be, and the fixed price(s) for such agreement; provided, however, that to the extent a Priority Lien Commodity Hedging Agreement or Second Lien Commodity Hedging Agreement offsets (in whole or in part) the economic and credit risks associated with another Priority Lien Commodity Hedging Agreement or Second Lien Commodity Hedging Agreement, as the case may be, with the same counterparty within the meaning of clause (iii) of the “Capacity Commodity Hedging Agreement” definition, the Hedge Capacity Amount of both such Priority Lien Commodity Hedging Agreements or Second Lien Commodity Hedging Agreements, as the case may be, shall be zero to the extent of such offset.

“Hedge Provider” means the counterparty to a Borrower or any other Obligor under any Hedging Agreement.

“Hedge Outstanding Amount” shall mean, as of any time, with respect to any Hedging Agreement, the amount that would be payable by any Borrower or any other Obligor under such Hedging Agreement if such Hedging Agreement were terminated as the result of an event of default with respect to any Borrower or any other Obligor under such Hedging Agreement on the Business Day prior to the date of such determination or, if such Hedging Agreement was previously terminated, the termination amount which remains unpaid by any Borrower or any other Obligor as of the date of such termination.  For the avoidance of doubt, any calculation of a Hedge Outstanding Amount in respect of a Commodity Hedging Agreement involving the purchase of fuel or the sale of power shall include, without limitation, consideration of the contractual value of any fuel or power, as applicable, which has been delivered on or before the date of the relevant calculation, but for which payment has not been made by the buyer of such fuel or power.

“Hedging Agreement” shall mean any agreement of the type described in clause (i), (ii), (iii) or (iv) of the definition of “Hedging Obligations,” including Commodity Hedging Agreements and Interest Rate/Currency Hedging Agreements.

“Hedging Obligations” shall mean, with respect to the Borrowers and the other Obligors, the Obligations and any other obligations under (i) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements, (ii) other agreements or arrangements designed to manage interest rates or interest rate risk, (iii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates and (iv) agreements (including each confirmation entered into pursuant to any master agreement) providing for swaps, caps, collars, puts, calls, floors, futures, options, spots, forwards, power purchase or sale agreements, fuel purchase or sale agreements, emissions credit purchase or sales agreements, power transmission agreements, fuel transportation agreements, fuel storage agreements, netting agreements, commercial or trading agreements, weather derivatives agreements, each with respect to, or involving the purchase, transmission, distribution, sale, lease or hedge of, any energy, generation capacity or fuel, or any other energy or weather related commodity, service or risk, price or price indices for any such commodities, services or risks or any other similar derivative agreements, any renewable energy credits, carbon emission credits and any other “cap and trade” related credits, assets or attributes with an economic value and any other similar agreements, in each case under clauses (i), (ii), (iii) and (iv), entered into by such Person, including Commodity Hedging Obligations and Interest Rate/Currency Hedging Obligations.

“Indebtedness” shall mean, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables except as provided in clause (v) below), whether or not contingent (i) in respect of borrowed money; (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof); (iii) in respect of banker’s acceptances; (iv) representing Capital Lease Obligations or Attributable Debt in respect of sale and leaseback transactions; (v) representing the balance deferred and unpaid of the purchase price of any property (including trade payables) or services due more than six months after such property is acquired or such services are completed; or (vi) representing the net amount owing under any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit, Attributable Debt and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.  In addition, the term “Indebtedness” includes (x) all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and (y) to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person; provided that, in the case of clause (x), the amount of such Indebtedness shall be deemed not to exceed the lesser of the amount secured by such Lien and the value of the Person’s property securing such Lien.

“Indemnified Liabilities” shall mean any and all liabilities (including all Environmental Liabilities), obligations, losses, damages, penalties, fines, settlements, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Secured Debt or the violation of, noncompliance with or liability under, any law (including Environmental Laws) applicable to or enforceable against any Borrower or any of their subsidiaries or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” shall have the meaning assigned to such term in Section 7.8(a).

“Indenture” shall have the meaning assigned to such term in the recitals.

“Insolvency Proceeding” shall mean:

(i)   any proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of a Borrower or any other Obligor, any receivership or assignment for the benefit of creditors relating to a Borrower or any other Obligor or any similar case or proceeding relative to a Borrower or any other Obligor or its creditors, as such, in each case whether or not voluntary;

(ii)   any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to a Borrower or any other Obligor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(iii)   any other proceeding of any type or nature in which substantially all claims of creditors of a Borrower or any other Obligor are determined and any payment or distribution is or may be made on account of such claims.

“Interest Rate/Currency Hedging Agreement” shall mean any agreement of the type described in clause (i), (ii) or (iii) of the definition of “Interest Rate/Currency Hedging Obligations,” in each case, entered into by any Borrower or any other Obligor in the ordinary course of business and not for speculative purposes.

“Interest Rate/Currency Hedging Obligations” shall mean, with respect to the Borrowers and the other Obligors, the Obligations and any other obligations under (i) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements, (ii) other agreements or arrangements designed to manage interest rates or interest rate risk and (iii) other agreements or arrangements designed to protect any Borrower or any other Obligor against fluctuations in currency exchange rates, in each case under clauses (i), (ii) and (iii), entered into by any Borrower or any other Obligor in the ordinary course of business and not for speculative purposes.

“Junior Trust Estate” shall have the meaning assigned to such term in Section 2.2.

“Lien” shall mean, with respect to any asset, (i) any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise), pledge, hypothecation, encumbrance, restriction, collateral assignment, charge or security interest in, on or of such asset; (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and (iii) in the case of Equity Interests or debt securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or debt securities.  For the avoidance of doubt, “Lien” shall not be deemed to include licenses of intellectual property.

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor entity.

“MW” shall mean one megawatt of electric energy.

“MWh” shall mean MW hours.

“Non-Baseload Capacity” shall mean, in respect of any calendar month and as of any date of determination, an amount of electric power generation capacity equal to (i) the aggregate annual MW Capacity of all generating equipment of the Borrowers and their Subsidiaries for the calendar year in which such calendar month will occur, divided by twelve, minus (ii) the Available Baseload Capacity for the relevant calendar month.

“Notes” shall have the meaning assigned to such term in the recitals.

“Notes Obligations” shall mean Indebtedness in respect of the Notes and all other Obligations in respect thereof.

“Notice of Actionable Default” shall mean a written notice given to the Collateral Trustee stating that an Actionable Default has occurred and is continuing, delivered by (i) prior to the Discharge of Priority Lien DFBM Obligations, the Secured Debt Representative for the holders of Priority Lien DFBM Obligations that are governed by the Secured Debt Document pursuant to which such Actionable Default has occurred, (ii) following the Discharge of Priority Lien DFBM Obligations and until the Discharge of Priority Lien Obligations, the Secured Debt Representative for the holders of Priority Lien Commodity Hedging Obligations that are governed by the Secured Debt Document pursuant to which such Actionable Default has occurred, (iii) following the Discharge of Priority Lien Obligations and until the Discharge of Second Lien DFBM Obligations, (A) the Secured Debt Representative for the holders of Second

Lien DFBM Obligations that are governed by the Secured Debt Document pursuant to which such Actionable Default has occurred and (B) if the Borrowers and the other Obligors owe less than $10,000,000 in aggregate principal amount of Second Lien Debt for Borrowed Money, the Secured Debt Representative for the holders of Second Lien Commodity Hedging Obligations that are governed by the Secured Debt Document pursuant to which such Actionable Default has occurred and (iv) following the Discharge of Priority Lien Obligations and the Discharge of Second Lien DFBM Obligations, the Secured Debt Representative for the holders of Second Lien Commodity Hedging Obligations that are governed by the Secured Debt Document pursuant to which such Actionable Default has occurred.

“Obligations” shall mean any principal (including reimbursement obligations with respect to letters of credit whether or not any drawing has been made thereon and including, in the case of any Credit Facility, any obligations to return deposits made by any holder of Secured Debt to reimburse drawings on letters of credit issued under the Secured Debt Documents relating to such Secured Debt), interest (including any interest accruing at the then applicable rate provided in any applicable Secured Debt Document after the maturity of the loans or notes and reimbursement obligations therein and interest accruing at the then applicable rate provided in any applicable Secured Debt Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Hedging Agreement or other Indebtedness.

“Obligor” shall mean each of the Borrowers and each of the other Grantors.

“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed by two officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer, assistant treasurer, secretary, vice president or the principal accounting officer of the Company, including:

(a)                                 a statement that the Person making such certificate has read such covenant or condition;

(b)                                 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c)                                  a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d)                                 a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Priority Debt Representative” shall mean (i) in the case of the Credit Agreement (and any Hedging Agreements (other than any Priority Lien Commodity Hedging Agreement and any other Hedging Agreement in respect of which the Priority Debt Representative is designated pursuant to clause (iii) below) that are permitted to be incurred by the terms of each Secured Debt Document and are permitted by the terms of the Priority Lien Documents relating to the Credit Agreement or, if the Credit Agreement is not in effect at the time such Hedging Agreement is entered into, such other Credit Facilities to be secured Equally and Ratably with the Priority Lien Obligations thereunder), the Administrative Agent; (ii) in the case of the Notes, the Trustee; or (iii) in the case of any other Series of Priority Lien Debt, the trustee, agent or representative of the holders of such Series of Priority Lien Debt who maintains the transfer register for such Series of Priority Lien Debt or the counterparty, in each case, who is appointed as a Priority Debt Representative (for purposes related to the administration of the applicable security documents) pursuant to the credit agreement, indenture or other agreement governing such Series of Priority Lien Debt, and who has executed a Collateral Trust Joinder.

“Priority Lien” shall mean a Lien granted by a Security Document to the Collateral Trustee, for the benefit of the Priority Lien Secured Parties, upon any property of any Borrower or any other Obligor to secure all or a portion of any Priority Lien Obligations.

“Priority Lien Commodity Hedging Agreement” shall mean any Eligible Commodity Hedging Agreement, the Hedging Obligations under which constitute Priority Lien Debt.

“Priority Lien Commodity Hedging Obligations” shall mean the Hedging Obligations constituting Priority Lien Obligations under Priority Lien Commodity Hedging Agreements, including the Hedge Outstanding Amount in respect thereof to the extent constituting Priority Lien Obligations.

“Priority Lien Debt” shall mean (i) the Indebtedness under the Credit Agreement constituting Credit Agreement Obligations (including, for the avoidance of doubt, any amendment or restatement thereof and Refinancing thereof if the agreement that Refinances the Credit Agreement has been designated as the Credit Agreement in accordance with Section 3.8 hereof), (ii) the Indebtedness under the Notes constituting Notes Obligations (including any related exchange notes) and (iii) Indebtedness under, together with any deposit made by any holder of Priority Lien Debt to reimburse drawings on letters of credit issued under the Priority Lien Documents relating to such Priority Lien Debt made pursuant to, any Credit Facility and any Hedging Obligations under any Interest Rate/Currency Hedging Agreements or any Eligible Commodity Hedging Agreements, in each case under this clause (iii), that is designated by the Company pursuant to (and in accordance with) Section 3.8(b) as “Priority Lien Debt” to be secured Equally and Ratably with the Indebtedness under the Credit Agreement (if still in effect), the Notes (if then outstanding), and any other Priority Lien Debt, but only if, (x) such Indebtedness was permitted to be incurred and so secured under each Priority Lien Document then outstanding and (y) all requirements set forth in this Agreement as to the confirmation, grant or perfection of the Liens granted to the Collateral Trustee, for the benefit of the Secured Parties, to secure such Indebtedness or Obligations in respect thereof are satisfied. Notwithstanding anything in this Agreement to the contrary (other than the definition of “Acceptable Financial Counterparty” and “Acceptable Power Counterparty”), it is agreed that any Hedging Obligations under any Eligible Commodity Hedging Agreements shall only constitute “Priority Lien Debt” and/or “Priority Lien Obligations” hereunder for so long as the applicable Commodity Hedging Agreement shall continue to constitute an “Eligible Commodity Hedging Agreement” as defined herein and, in the event that the foregoing requirements shall not be satisfied at any time, the Hedging Obligations under such applicable Commodity Hedging Agreement shall automatically cease to be “Priority Lien Debt” and/or “Priority Lien Obligations” for all purposes hereunder without any action by any Person (and the satisfaction of such requirements and the other provisions of this definition shall be conclusively established, for purposes of entitling the holders of such Indebtedness to share Equally and Ratably with the other holders of Priority Lien Debt (if any) in the benefits and proceeds of the Collateral Trustee’s Liens on the Collateral, if the Company delivers to the Collateral Trustee an Officers’ Certificate stating that such requirements and other provisions have been satisfied and that such Indebtedness is Priority Lien Debt, together with evidence (including any board resolutions, written consents and incumbency certificates that may be reasonably required) reasonably satisfactory to the Collateral Trustee that such Officers’ Certificate has been duly authorized by the Board of Directors of the Company and has been duly executed and delivered, and the holders of such Indebtedness and Obligations in respect thereof will be entitled to rely conclusively thereon).

“Priority Lien Debt for Borrowed Money” shall mean all Priority Lien Debt other than Priority Lien Commodity Hedging Obligations and Priority Lien Interest Rate/Currency Hedging Obligations.

“Priority Lien DFBM Obligations” shall mean all Priority Lien Obligations other than Priority Lien Commodity Hedging Obligations and Priority Lien Interest Rate/Currency Hedging Obligations.

“Priority Lien Documents” shall mean, collectively, the Credit Agreement, the Indenture, the Priority Lien Security Documents and any other credit agreement, indenture or other agreement governing or securing any other Priority Lien Debt pursuant to which such Priority Lien Debt is incurred.

“Priority Lien Interest Rate/Currency Hedging Obligations” shall mean the Hedging Obligations under any Interest Rate/Currency Hedging Agreement which constitute Priority Lien Debt, including the Hedge Outstanding Amount in respect thereof.

“Priority Lien Obligations” shall mean the Priority Lien Debt and all other Obligations in respect of Priority Lien Debt, including all guarantees of any of the foregoing, and includes, in the case of the Indenture, the Credit Agreement and any other Credit Facility the Indebtedness under which constitutes Priority Lien Debt, any obligations in respect of Hedging Agreements that are permitted to be incurred by the terms of the Priority Lien Documents relating to the Indenture, the Credit Agreement or, if the Credit Agreement is not in effect at the time such Hedging Agreement is entered into, such other Credit Facilities, and are permitted by the terms of the Priority Lien Documents relating to the Indenture, the Credit Agreement or, if the Credit Agreement is not in effect at the time such Hedging Agreement is entered into, such other Credit Facilities to be secured Equally and Ratably with the Priority Lien Obligations thereunder, whether or not such Hedging Agreements relate to Indebtedness under the Indenture, the Credit Agreement or any other Credit Facility.

“Priority Lien Secured Parties” shall mean the holders of Priority Lien Obligations and any Priority Debt Representatives.

“Priority Lien Security Documents” shall mean this Agreement, all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by a Borrower or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Priority Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Recovery” shall have the meaning assigned to such term in Section 2.4(e).

“Reference Date” shall have the meaning assigned to such term in Section 3.8(d).

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other Indebtedness in exchange or replacement for, such Indebtedness in whole or in part and regardless of whether the principal amount of such Refinancing Indebtedness is the same, greater than or less than the principal amount of the Refinanced Indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Release” shall mean any release, spill, emission, leaking, pumping, injection, pouring, emptying, deposit, disposal, discharge, dispersal, dumping, escaping, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Required Second Lien Debtholders” shall mean, at any time in respect of any action or matter, and calculated in accordance with Section 2.6 and Section 7.22, holders of more than 50% of the sum of (i) the aggregate outstanding principal amount of Second Lien Debt for Borrowed Money (including the face amount of outstanding letters of credit (unless cash collateralized)); (ii) subject to Section 8.2, the aggregate Hedge Capacity Amount under Second Lien Commodity Hedging Agreements that are Capacity Commodity Hedging Agreements; and (iii) other than in connection with the enforcement of remedies or the protection of Liens on the Collateral, the aggregate unfunded commitments to extend credit which, when funded, would constitute Second Lien Debt for Borrowed Money. For this purpose, Second Lien Debt or unfunded commitments in respect thereof (whether pursuant to an Affiliated Credit Agreement or otherwise) registered in the name of, or beneficially owned or committed to by, a Borrower or any Affiliate of a Borrower will be deemed not to be outstanding or constitute unfunded commitments, as applicable, and neither a Borrower nor any such Affiliate shall be entitled to vote hereunder to direct the relevant Second Lien Debt Representative; provided that the foregoing restriction shall not apply if the only Second Lien Debt that is Second Lien Debt for borrowed money outstanding at such time is in respect of an Affiliated Credit Agreement (including as a result of a Borrower or an Affiliate becoming the Second Lien Secured Party in respect of any Second Lien Debt that is Second Lien Debt for borrowed money that was not in respect of an Affiliated Credit Agreement at the time incurred).

“Responsible Officer” shall mean, with respect to the Collateral Trustee or any Secured Debt Representative, any officer of the Collateral Trustee or such Secured Debt Representative, as the case may be, including any managing director, director, vice president, assistant vice president, associate, trust officer or any other officer of the Collateral Trustee or such Secured Debt Representative, as the case may be, who customarily performs functions similar to those performed by the individuals who at the time shall be such officers, respectively, or to whom any matter is referred because of such Person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

“Restatement Date” shall mean [     ], 2017.

“S&P” shall mean Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or any successor entity.

“Second Lien Debt Representative” shall mean (i) in the case of any Series of Second Lien Debt under a Second Lien Commodity Hedging Agreement, the counterparty to such Second Lien Commodity Hedging Agreement (who shall have executed a Collateral Trust Joinder) and (ii) in the case of any other Series of Second Lien Debt, the trustee, agent or representative of the holders of such Series of Second Lien Debt who maintains the transfer register for such Series of Second Lien Debt or the counterparty, in each case, who is appointed as a Second Lien Debt Representative (for purposes related to the administration of the applicable security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Second Lien Debt, and who has executed a Collateral Trust Joinder.

“Second Lien” shall mean a Lien granted by a Security Document to the Collateral Trustee, for the benefit of the Second Lien Secured Parties, upon any property of any Borrower or any other Obligor to secure all or a portion of any Second Lien Obligations.

“Second Lien Commodity Hedging Agreement” shall mean any Capacity Commodity Hedging Agreement, the Hedging Obligations under which constitute Second Lien Debt.

“Second Lien Commodity Hedging Obligations” shall mean the Hedging Obligations under Second Lien Commodity Hedging Agreements, including the Hedge Outstanding Amount in respect thereof.

“Second Lien Debt” shall mean (i) the Excess Credit Agreement Obligations, if any, plus (ii) any Indebtedness (including Hedging Obligations and any deposits made by any holder of Second Lien Debt to reimburse drawings on letters of credit issued under the Second Lien Documents relating to such Second Lien Debt) that is designated by the Company pursuant to (and in accordance with) Section 3.8(b) as “Second Lien Debt” to be secured Equally and

Ratably with any outstanding Second Lien Debt then in effect; provided that (with respect to clause (ii) only):

(A) such Indebtedness was permitted to be incurred and so secured under each Secured Debt Document then outstanding; and

(B)  all requirements set forth in this Agreement as to the confirmation, grant or perfection of the Liens granted to the Collateral Trustee, for the benefit of the Secured Parties, to secure such Indebtedness or Obligations in respect thereof are satisfied;

(and the satisfaction of such requirements and the other provisions of this definition shall be conclusively established, for purposes of entitling the holders of such Indebtedness to share Equally and Ratably with the other holders of Second Lien Debt (if any) in the benefits and proceeds of the Collateral Trustee’s Liens on the Collateral, if the Company delivers to the Collateral Trustee an Officers’ Certificate stating that such requirements and other provisions have been satisfied and that such Indebtedness is Second Lien Debt, together with evidence (including any board resolutions, written consents and incumbency certificates that may be reasonably required) reasonably satisfactory to the Collateral Trustee that such Officers’ Certificate has been duly authorized by the Board of Directors of the Company and has been duly executed and delivered, and the holders of such Indebtedness and Obligations in respect thereof will be entitled to rely conclusively thereon).

“Second Lien Debt for Borrowed Money” shall mean all Second Lien Debt other than Second Lien Commodity Hedging Obligations.

“Second Lien DFBM Obligations” shall mean all Second Lien Obligations other than Second Lien Commodity Hedging Obligations.

“Second Lien Documents” shall mean, collectively, the indenture, credit agreement, Hedging Agreement or other agreement governing or securing each Series of Second Lien Debt and all agreements binding on any Obligor related thereto, including the Second Lien Security Documents.

“Second Lien Obligations” shall mean Second Lien Debt and all other Obligations in respect thereof, including all guarantees of any of the foregoing.

“Second Lien Secured Parties” shall mean the holders of Second Lien Obligations and any Second Lien Debt Representatives.

“Second Lien Security Documents” shall mean this Agreement, all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by a Borrower or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Second Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Secured Debt” shall mean Second Lien Debt and Priority Lien Debt.

“Secured Debt Default” shall mean any event or condition which, under the terms of any credit agreement (including the Credit Agreement), indenture, Commodity Hedging Agreement or other agreement governing any Series of Secured Debt causes, or permits holders of Secured Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Secured Debt outstanding thereunder to become immediately due and payable.

“Secured Debt Documents” shall mean the Second Lien Documents and the Priority Lien Documents.

“Secured Debt Representative” shall mean each Second Lien Debt Representative and each Priority Debt Representative.

“Secured Debtholder” shall mean, as of any time of determination, a Person which as of such time is the holder of any Secured Debt (including any deposit made by any holder of Secured Debt to reimburse drawings on letters of credit issued under the Secured Debt Documents relating to such Secured Debt) or has any commitment with respect to any Secured Debt or the issuance of any letters of credit under any Secured Debt Document or the making of any loans under any Secured Debt Document; provided, however, that such Person shall be deemed a Secured Debtholder only with respect to, and to the extent of, such Secured Debt.

“Secured Obligations” shall mean the Second Lien Obligations and the Priority Lien Obligations.

“Secured Parties” shall mean the Second Lien Secured Parties and the Priority Lien Secured Parties.

“Security Documents” shall mean the Priority Lien Security Documents and the Second Lien Security Documents.

“Senior Trust Estate” shall have the meaning assigned to such term in Section 2.1.

“Series of Second Lien Debt” shall mean, severally, (i) each issue or series of Second Lien Debt for which a single transfer register is maintained and (ii) the Obligations under each Second Lien Commodity Hedging Agreement; provided, however, that Obligations accrued under transactions governed by one ISDA Master Agreement or other similar agreement shall be deemed to constitute one Series of Second Lien Debt, regardless of the number of confirmations issued thereunder.

“Series of Priority Lien Debt” shall mean, severally, (i) the extensions of credit under the Credit Agreement, (ii) the Indebtedness under the Notes, (iii) each other issue or series of Priority Lien Debt for which a single transfer register is maintained and (iv) to the extent constituting Priority Lien Obligations, the Priority Lien Interest Rate/Currency Hedging Obligations and the Obligations under each Priority Lien Commodity Hedging Agreement, (provided that Obligations accrued under transactions governed by one ISDA Master Agreement or other similar agreement shall be deemed to constitute one Series of Priority Lien Debt, regardless of the number of confirmations issued thereunder), and shall include, in the case of the Indenture, the Credit Agreement and any other Credit Facility the Indebtedness which constitutes

Priority Lien Debt, but solely to the extent designated as Priority Lien Obligations pursuant to Section 3.8 hereof, obligations in respect of Hedging Agreements (other than any Priority Lien Commodity Hedging Agreements) that are permitted to be incurred by the terms of the Priority Lien Documents relating to the Indenture, the Credit Agreement (or, if the Credit Agreement is not in effect at the time such Hedging Agreement is entered into, such other Credit Facilities) and each other document governing any Series of Priority Lien Debt for Borrowed Money, and are permitted thereunder to be secured Equally and Ratably with the Priority Lien Obligations thereunder.

“Series of Secured Debt” shall mean, severally, each Series of Second Lien Debt and each Series of Priority Lien Debt.

“subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” shall mean any subsidiary (direct or indirect) of the Company or GAI, as the context requires.

“Trust Estates” shall have the meaning assigned to such term in Section 2.2.

“Trustee” shall have the meaning assigned to such term in the preamble.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York or any other applicable jurisdiction.

“Unsecured Obligations” shall have the meaning assigned to such term in Section 2.6.

(b)                                 All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein shall have the meanings therein set forth.

SECTION 1.2                                 Rules of Interpretation.

(a)                                 Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

(b)                                 Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(c)                                  Unless otherwise indicated, any reference to any agreement or instrument shall be deemed to include a reference to such agreement or instrument as assigned, amended, restated, amended and restated, supplemented, otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

(d)                                 The use in this Agreement or any of the other Security Documents of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.  The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(e)                                  References to “Sections” and “clauses” shall be to Sections and clauses, respectively, of this Agreement unless otherwise specifically provided.

(f)                                   References to “Articles” shall be to Articles of this Agreement unless otherwise specifically provided.

(g)                                  References to “Exhibits” and “Schedules” shall be to Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided.

(h)                                 The use in this Agreement of the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.

(i)                                     This Agreement, the other Security Documents and any documents or instruments delivered pursuant hereto shall be construed without regard to the identity of the party who drafted the various provisions of the same.  Each and every provision of this Agreement, the other Security Documents and any instruments and documents entered into and delivered in connection therewith shall be construed as though the parties participated equally in the drafting of the same.  Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or the other Security Documents and any instruments and documents entered into and delivered in connection therewith.

ARTICLE 2.                                              THE TRUST ESTATES

SECTION 2.1                                 Appointment of Collateral Trustee and Declaration of Senior Trust.

By accepting the benefits hereof, each of the Priority Lien Secured Parties hereby appoints The Bank of New York Mellon as collateral trustee for purposes of obtaining and perfecting a security interest in the Collateral for the benefit of the Priority Lien Secured Parties. The Bank of New York Mellon accepts such appointment by the Priority Lien Secured Parties as their collateral trustee.

TO SECURE the payment of the Priority Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Obligors hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all present and future holders of Priority Lien Obligations, all of such Obligor’s right, title and interest in, to and under all Collateral granted to the Collateral Trustee under any Priority Lien Security Document for the benefit of the Priority

Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Senior Trust Estate”),

TO HAVE AND TO HOLD the Senior Trust Estate unto the Collateral Trustee and its successors and assigns in trust under this Agreement,

IN TRUST, NEVERTHELESS, for the benefit solely and exclusively of all present and future holders of Priority Lien Obligations as security for the payment of all present and future Priority Lien Obligations,

PROVIDED, that if at any time (i) all Priority Liens granted under any and all of the Priority Lien Documents have been released as provided in Section 4.1, (ii) the Collateral Trustee holds no other property in trust as part of the Senior Trust Estate, (iii) no monetary obligation (other than indemnification and other contingent obligations not yet due and payable) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees, agents or sub-agents (whether in an individual or representative capacity) and (iv) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Priority Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Priority Lien Documents and that the Obligors are not required by any Priority Lien Document to grant any Lien upon any property to secure the Priority Lien Obligations, then the senior trust arising hereunder shall terminate, except that, notwithstanding such termination, all provisions set forth in Sections 7.7 and 7.8 hereof enforceable by the Collateral Trustee or any of its co-trustees, agents or sub-agents (whether in an individual or representative capacity) shall remain enforceable in accordance with their terms,

AND THE PARTIES FURTHER DECLARE AND COVENANT that the Senior Trust Estate shall be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.2                                 Appointment of Collateral Trustee and Declaration of Junior Trust.

By accepting the benefits hereof, each of the Second Lien Secured Parties hereby appoints The Bank of New York Mellon as collateral trustee for purposes of obtaining and perfecting a security interest in the Collateral for the benefit of the Second Lien Secured Parties. The Bank of New York Mellon accepts such appointment by the Second Lien Secured Parties as their collateral trustee.

TO SECURE the payment of the Second Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Obligors hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all present and future holders of Second Lien Obligations, all of such Obligor’s right, title and interest in, to and under all Collateral granted to the Collateral Trustee under any Second Lien Security Document for the benefit of the Second Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents, and all interests, rights, powers and remedies of the

Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Junior Trust Estate,” and together with the Senior Trust Estate, the “Trust Estates”),

TO HAVE AND TO HOLD the Junior Trust Estate unto the Collateral Trustee and its successors and assigns in trust under this Agreement,

IN TRUST, NEVERTHELESS, for the benefit solely and exclusively of all present and future holders of Second Lien Obligations as security for the payment of all present and future Second Lien Obligations,

PROVIDED, that if at any time (i) all Second Liens granted under any and all of the Second Lien Documents have been released as provided in Section 4.1, (ii) the Collateral Trustee holds no other property in trust as part of the Junior Trust Estate, (iii) no monetary obligation (other than indemnification and other contingent obligations not yet due and payable) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees, agents or sub-agents (whether in an individual or representative capacity) and (iv) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Second Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Second Lien Documents and that the Obligors are not required by any Second Lien Document to grant any Lien upon any property to secure the Second Lien Obligations, then the junior trust arising hereunder shall terminate, except that, notwithstanding such termination, all provisions set forth in Sections 7.7 and 7.8 hereof enforceable by the Collateral Trustee or any of its co-trustees, agents or sub-agents (whether in an individual or representative capacity) shall remain enforceable in accordance with their terms,

AND THE PARTIES FURTHER DECLARE AND COVENANT that the Junior Trust Estate shall be held and distributed by the Collateral Trustee subject to the further agreements herein.

SECTION 2.3                                 Priority of Liens.

(a)                                 Notwithstanding anything else contained herein or in any Security Document, it is the intent of the parties that:  (i) this Agreement and the Security Documents create two separate and distinct Trust Estates and Liens:  the Senior Trust Estate and Lien securing the payment and performance of the Priority Lien Obligations and the Junior Trust Estate and Lien securing the payment and performance of the Second Lien Obligations and (ii) the Liens securing the Second Lien Obligations are subject and subordinate (in accordance with the terms hereof and of the other Security Documents) to the Liens securing the Priority Lien Obligations.

(b)                                 The parties hereto agree that, prior to the Discharge of Priority Lien Obligations, in no event shall the Second Lien Debt Representatives or any Second Lien Secured Parties have a Lien on or security interest in any Collateral that is not subject and subordinate to the first priority lien of the Priority Lien Secured Parties.  Notwithstanding (i) anything to the contrary contained in any Second Lien Document and irrespective of the time, order or method of attachment or perfection of the security interests created by the Priority

Lien Documents or the Second Lien Documents, (ii) anything contained in any filing or agreement to which the Priority Lien Secured Parties or Second Lien Secured Parties or any other party hereto may be a party and (iii) the rules for determining priority under the UCC or any other law governing the relative priorities of secured creditors, any security interest in any Collateral that is part of the Senior Trust Estate has and shall have priority over any security interest in such Collateral that is part of the Junior Trust Estate.  For the avoidance of doubt, in the event that any holder of Second Lien Obligations becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes hereof (including the priority of Liens).

(c)                                  Whether or not any Bankruptcy Case or Insolvency Proceeding has been commenced by or against any Obligor, until the Discharge of Priority Lien Obligations, (i) the Second Lien Secured Parties will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral that is subject to the Senior Trust Estate, (B) institute any action or proceeding with respect to such rights or remedies with respect to any Collateral, including any action of foreclosure, or take any other action, that would hinder, delay limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the Priority Lien Secured Parties, (C) contest, protest or object to any foreclosure proceeding or action brought by the Priority Lien Secured Parties or any other exercise by the Priority Lien Secured Parties of any rights and remedies under any Priority Lien Documents relating to the Collateral that is subject to the Senior Trust Estate, (D) object to the forbearance by the Priority Lien Secured Parties to the bringing or pursuing of any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral that is subject to the Senior Trust Estate, (E) take or receive from the Obligors, directly or indirectly, in cash or other property or by setoff or in any other manner, the Collateral or any part thereof or proceeds therefrom in satisfaction of the Second Lien Obligations, (F) contest or seek to invalidate any Liens or security interests securing the Priority Lien Obligations, or the perfection thereof, or the validity or enforceability of this Agreement or the amount, nature or extent of the Priority Lien Obligations, (G) take or permit any action prejudicial to or inconsistent with the priority position of the Senior Trust Estate over the Junior Trust Estate, (H) object to any adequate protection or similar relief requested and obtained by the Priority Lien Secured Parties in any Insolvency Proceeding or Bankruptcy Case with respect to any Obligor or (I) object to any consent or approval by the Priority Lien Secured Parties to the use of cash or other Collateral, or any similar relief, in any Insolvency Proceeding or Bankruptcy Case with respect to any Obligor, and (ii) the Priority Lien Secured Parties shall have the exclusive right to enforce rights and exercise remedies with respect to any Collateral that is part of the Senior Trust Estate, regardless of whether such Collateral may also be part of the Junior Trust Estate.  Notwithstanding the foregoing, the Second Lien Secured Parties may, subject to Section 8.2, enforce rights, exercise remedies and take actions (x) without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations, (y) as necessary to perfect a Second Lien upon any Collateral by any method of perfection except through possession or control or (z) as necessary to prove, preserve or protect (but not enforce) the Liens securing the Second Lien Obligations.  Nothing in this Agreement will be deemed to prohibit or restrict the ability of the Secured Parties to accept proceeds pursuant to any Hedging Agreement in the ordinary course of business and in accordance with the terms of each Secured Debt Document (and, for the avoidance of doubt, not in connection with the exercise of any rights and remedies) prior to an event of default under the applicable Secured Debt Document.

(d)                                 In exercising rights and remedies with respect to the Collateral, the Priority Debt Representatives shall have, by or with the consent of an Act of Instructing Debtholders, the exclusive right to direct the Collateral Trustee to enforce (or refrain from enforcing) the provisions of the Priority Lien Documents and to exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as they may determine in the exercise of their sole and exclusive discretion, including (i) the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the Priority Lien Obligations, (ii) the enforcement or forbearance from enforcement of any Lien in respect of the Collateral, (iii) the release (or subordination), with or without consideration, of the Collateral (or Collateral Trustee’s Lien) from the Senior Trust Estate, and, in connection with any such release (or subordination), the concurrent release (or subordination) subject to Article IV, with or without consideration (as determined by the Priority Lien Secured Parties), of such collateral (or Collateral Trustee’s Lien) from the Junior Trust Estate, (iv) the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the Senior Trust Estate to the extent provided in the Security Documents, (v) the acceptance of the Collateral in full or partial satisfaction of the Priority Lien Obligations and (vi) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity and no Second Lien Secured Party shall contest, protest or object to any of the foregoing actions.

(e)                                  Without in any way limiting the generality of the foregoing paragraphs, the Priority Lien Secured Parties of any Series of Priority Lien Debt may, at any time and from time to time, without the consent of or notice to the Second Lien Secured Parties, without incurring responsibility to the Second Lien Secured Parties and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Second Lien Secured Parties, do any one or more of the following with respect to such Series of Priority Lien Debt:  (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Priority Lien Obligations, or otherwise amend, restate, supplement, replace or refinance in any manner such Priority Lien Obligations, or any instrument evidencing such Priority Lien Obligations or any agreement under which such Priority Lien Obligations are outstanding, (ii) release any Person or entity liable in any manner for the collection of such Priority Lien Obligations, (iii) release or subordinate the Lien on any Collateral securing such Priority Lien Obligations and (iv) exercise or refrain from exercising any rights against any Obligor.

(f)                                   The doctrine of marshalling of assets or collateral or any other legal or equitable principle or doctrine which could otherwise, in any way, constrain, limit or affect the order or manner of the enforcement against any Person obligated for the Priority Lien Obligations or the liquidation of the Senior Trust Estate shall not be applicable to the Senior Trust Estate or to the rights of the Priority Lien Secured Parties under this Agreement.  The Collateral Trustee on behalf of itself and each Second Lien Secured Party hereby waives any right to require marshalling of any assets securing the Priority Lien Obligations whether or not such assets are part of the Senior Trust Estate.

(g)                                  At any time prior to the Discharge of Priority Lien Obligations and after (1) the commencement of any Bankruptcy Case or Insolvency Proceeding in respect of any Borrower or any other Obligor or (2) the Collateral Trustee and each Second Lien Debt Representative have received written notice from any Priority Debt Representative at the direction of an Act of Instructing Debtholders stating that (A) any Series of Priority Lien Debt has become due and payable in full (whether at maturity, upon acceleration or otherwise) or (B) the holders of Priority Liens securing one or more Series of Priority Lien Debt have become entitled under any Priority Lien Documents to and desire to enforce any or all of the Priority Liens by reason of an event of default under such Priority Lien Documents, no payment of money (or the equivalent of money) shall be made from the proceeds of Collateral by any Borrower or any other Obligor to the Collateral Trustee (other than payments to the Collateral Trustee for the benefit of the Priority Lien Secured Parties) or any Second Lien Secured Party (including, without limitation, payments and prepayments made for application to Second Lien Obligations and all other payments and deposits made pursuant to any provision of any Second Lien Document).

(h)                                 All proceeds of Collateral received by the Collateral Trustee, any Second Lien Debt Representative or any holder of Second Lien Obligations in violation of Section 2.3(g) will be held by the Collateral Trustee, the applicable Second Lien Debt Representative or the applicable holder of Second Lien Obligations for the account of the holders of Priority Liens and remitted to the Collateral Trustee upon demand by any Priority Debt Representative for application in accordance with Section 3.4.  The Second Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the terms of this Agreement.  All proceeds of Collateral received by the Collateral Trustee, holders of Second Lien Obligations and Second Lien Debt Representatives not in violation of Section 2.3(g) will be received by the Collateral Trustee, holders of Second Lien Obligations and the Second Lien Debt Representatives free from the Priority Liens.

SECTION 2.4                                             Bankruptcy Cases and Insolvency Proceedings.

(a)                                 If, in any Bankruptcy Case or Insolvency Proceeding and prior to the Discharge of Priority Lien Obligations, the holders of Priority Lien Obligations by an Act of Instructing Debtholders consent to any order:

(i)                                                             for use of cash collateral;

(ii)                                                          approving a debtor-in-possession financing secured by a Lien that is senior to or on a parity with all Priority Liens upon any property of the estate in such Bankruptcy Case or Insolvency Proceeding;

(iii)                                                       granting any relief on account of Priority Lien Obligations as adequate protection (or its equivalent) for the benefit of the holders of Priority Lien Obligations in the Collateral subject to Priority Liens; or

(iv)                                                      relating to a sale of assets of any Borrower or any other Obligor that provides, to the extent the Collateral sold is to be free and clear of Liens, that all Priority Liens and Second Liens will attach to the proceeds of the sale;

then (1) no holder of Priority Lien Obligations, in their capacity as holders or representatives of secured claims, will oppose or otherwise contest the entry of such order so long as (A) the terms thereof, including the terms of adequate protection (if any) granted to the Priority Lien Secured Parties in connection therewith, provide for materially equal treatment to all Priority Lien Secured Parties, (B) the debtor-in-possession financing does not require (x) the liquidation of any Collateral prior to a default under such debtor-in-possession financing documentation and/or (y) a Borrower or any Affiliate thereof to vote in favor or otherwise in support of a plan of reorganization and (C) any cash collateral order contemplating the liquidation of Collateral provides that the Liens of the Priority Secured Parties will attach to the proceeds of such liquidation Equally and Ratably with any proceeds to be distributed in accordance with Section 3.4 hereof and (2) the holders of Second Lien Obligations and the Second Lien Debt Representatives, in their capacity as holders or representatives of secured claims, will not oppose or otherwise contest the entry of such order, provided, that (in the case of clauses (i), (ii) and (iii) above) the Collateral Trustee, for the benefit of the holders of Second Lien Obligations and the Second Lien Debt Representatives, receives a grant of a junior Lien upon any property on which a Lien is (or is to be) granted under such order to secure the Priority Lien Obligations, co-extensive in all respects with, but subordinated (as set forth in Section 2.3(a)) to, such Lien and all Priority Liens on such property.

Notwithstanding the foregoing, both before and during a Bankruptcy Case or Insolvency Proceeding, the holders of Second Lien Obligations and the Second Lien Debt Representatives may take any actions and exercise any and all rights that would otherwise be available to a holder of unsecured claims, including, without limitation, the commencement of a Bankruptcy Case or Insolvency Proceeding against any Obligors in accordance with applicable law and the termination of any agreement by the holder of a Second Lien in accordance with the terms thereof; provided, however, that, both before and during a Bankruptcy Case or Insolvency Proceeding, the holders of Second Lien Obligations and the Second Lien Debt Representatives may not take any of the actions specifically prohibited under this Agreement.

(b)                                 The holders of Second Lien Obligations or any Second Lien Debt Representative will not file or prosecute in any Bankruptcy Case or Insolvency Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral under the Second Liens, except that:

(i)                                                             they may freely seek and obtain relief: (A) granting a junior Lien co-extensive in all respects with, but subordinated (as set forth in Section 2.3(a)) to, all Liens granted in such Bankruptcy Case or Insolvency Proceeding to, or for the benefit of, the holders of Priority Lien Obligations; or (B) in connection with the confirmation of any plan of reorganization or similar dispositive restructuring plan; and

(ii)                                                          they may freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations.

(c)                                  If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Priority

Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the Priority Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(d)                                 Nothing contained herein shall prohibit or in any way limit any Priority Debt Representative or any Priority Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by the Collateral Trustee (on behalf of the Second Lien Secured Parties), any Second Lien Debt Representative or any of the other Second Lien Secured Parties, including the seeking by the Collateral Trustee (on behalf of the Second Lien Secured Parties), any Second Lien Debt Representative or any of the other Second Lien Secured Parties of adequate protection or the asserting by the Collateral Trustee (on behalf of the Second Lien Secured Parties), any Second Lien Debt Representative or any of the other Second Lien Secured Parties of any of its rights and remedies under the Second Lien Documents or otherwise.

(e)                                  If any Priority Lien Secured Party is required in any Bankruptcy Case or Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of a Borrower or any other Grantor any amount paid in respect of Priority Lien Obligations  (a “Recovery”), then such Priority Lien Secured Party shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of Priority Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(f)                                   The Collateral Trustee (on behalf of the Second Lien Secured Parties) and each Second Lien Debt Representative, for itself and on behalf of the Second Lien Secured Parties for whom it acts as representative, and the Collateral Trustee (on behalf of the Priority Lien Secured Parties) and each Priority Debt Representative for itself and on behalf of the Priority Lien Secured Parties for whom it acts as representative, acknowledges and agrees that

(i)                                     the grants of Liens pursuant to the Priority Lien Security Documents and the Second Lien Security Documents constitute two separate and distinct grants of Liens; and

(ii)                                  because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the Priority Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in a Bankruptcy Case or Insolvency Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Priority Lien Secured Parties and the Second Lien Secured

Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Obligors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the Priority Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of post-petition interest, including any additional interest payable pursuant to the Priority Lien Documents, arising from or related to a default, which is disallowed as a claim in any Bankruptcy Case or Insolvency Proceeding) before any distribution is made in respect of the claims held by the Second Lien Secured Parties with respect to the Collateral, with the Collateral Trustee (on behalf of the Second Lien Secured Parties) or each Second Lien Debt Representative, as applicable, for itself and on behalf of the Second Lien Secured Parties for whom it acts as representative, hereby acknowledging and agreeing to turn over to the Priority Lien Secured Parties, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties).

SECTION 2.5                                 Collateral Shared Equally and Ratably within Class.  The parties hereto agree that the payment and satisfaction of all of the Secured Obligations within each Class shall be secured Equally and Ratably by each of the security interests established in favor of the Collateral Trustee belonging to such Class so long as such applicable Secured Obligations have validly and properly joined such applicable Class.  It is understood and agreed that nothing in this Section 2.5 is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.3 hereof.

SECTION 2.6                                 Designated Collateral and Designated Obligations.  The parties hereto acknowledge and agree that, pursuant to the Secured Debt Documents governing such Series of Secured Debt, the Secured Debtholders with respect to any Series of Secured Debt may agree (i) that the Obligations under such Series of Secured Debt shall be secured solely by a portion of the Collateral (such portion, with respect to such Series of Secured Debt, “Designated Collateral”) and/or (ii) that all or a portion of the Collateral shall secure solely a portion of the Obligations under such Series of Secured Debt (such portion, with respect to such Series of Secured Debt, “Designated Obligations”, and the unsecured balance of such Obligations, with respect to such Series of Secured Debt, “Unsecured Obligations”), in each case, in accordance with the terms set forth in the Secured Debt Documents governing such Series of Secured Debt, and the Secured Debtholders with respect to any such Series of Secured Debt hereby acknowledge and agree that (1) the Collateral securing the Obligations under such Series of Secured Debt shall be solely the Designated Collateral and such Secured Debtholders shall have no right, title and interest in any Collateral other than the Designated Collateral for purposes of this Agreement and the Security Documents and (2) solely the portion of Obligations constituting Designated Obligations shall be secured by the Collateral, and such Secured Debtholders shall have no right, title and interest in any Collateral (or proceeds thereof) with respect to any Unsecured Obligations for purposes of this Agreement and the Security Documents. Notwithstanding anything herein to the contrary, for purposes of the definitions of “Act of Instructing Debtholders” and “Required Second Lien

Debtholders” and for purposes of Section 7.22, the amount of Indebtedness with respect to any Series of Secured Debt shall be deemed to be solely the amount of Designated Obligations with respect to such Series of Secured Debt.

ARTICLE 3.                                                  OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE

SECTION 3.1                                 Appointment and Undertaking of the Collateral Trustee.

(a)                                 Each Hedge Provider and each other Secured Party, acting through its Secured Debt Representative and/or by its acceptance of the benefits of the applicable Security Documents, hereby appoints the Collateral Trustee to serve as collateral trustee hereunder on the terms and conditions set forth herein.

(b)                                 Subject to, and in accordance with, this Agreement, the Collateral Trustee will, as trustee for the benefit solely and exclusively of the present and future Secured Parties for whom it is acting:

(i)                                     accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all security interests created thereunder, perform its obligations under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(ii)                                  take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(iii)                               deliver and receive notices pursuant to the Security Documents;

(iv)                              sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(v)                                 remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(vi)                              execute and deliver amendments to the Security Documents as from time to time authorized by an Act of Instructing Debtholders or otherwise permitted hereunder; and

(vii)                           release or subordinate any Lien granted to it by any Security Document upon any Collateral if and as permitted by Section 4.1(b).

(c)                                  Each party to this Agreement acknowledges and consents to the undertakings of the Collateral Trustee set forth in Section 3.1(b) and agrees to each of the other provisions of this Agreement applicable to it.

(d)                                 Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee shall not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Secured Obligations) unless and until it shall have been directed by written notice of an Act of Instructing Debtholders, and then only in accordance with the provisions of this Agreement.

SECTION 3.2                                 Release or Subordination of Liens.  The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except (a) as required by Article 4, (b) as ordered pursuant to applicable law under a final and non-appealable order or judgment of a court of competent jurisdiction or (c) for the subordination of the Junior Trust Estate and the Second Liens to the Senior Trust Estate and the Priority Liens.

SECTION 3.3                                 Remedies Upon Actionable Default.  If the Collateral Trustee at any time receives a Notice of Actionable Default or other notice that an Actionable Default has occurred and is continuing, it will promptly deliver written notice thereof to each Secured Debt Representative and the Company.  Thereafter, the Collateral Trustee may await direction by an Act of Instructing Debtholders and will act, or decline to act, as directed by an Act of Instructing Debtholders, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Instructing Debtholders.  Unless it has been directed to the contrary by an Act of Instructing Debtholders, the Collateral Trustee in any event may (but shall not be obligated to) take or refrain from taking such action with respect to any Actionable Default as it may deem advisable and in the best interest of the holders of Secured Obligations.

SECTION 3.4                                 Application of Proceeds.

(a)                                 The Collateral Trustee shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral and the proceeds of any title insurance policy and, subject to the Security Documents, any other insurance policy in respect of any Collateral in each case, received by it upon or after the exercise of rights or remedies pursuant to Section 3.3 hereof or otherwise (in each case, subject to Section 2.6 to the extent the relevant Collateral is Designated Collateral and/or to the extent the relevant Obligations consist of Unsecured Obligations), in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees or any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any trustee or agent in connection with any Security Document, including any amounts payable by the Collateral Trustee, as collateral trustee, to or for the benefit of Persons other than the Secured Debtholders pursuant to the terms thereof;

SECOND, to the respective Priority Debt Representatives for application to the payment of Priority Lien Obligations entitled to the benefit of such Collateral Equally and Ratably, or to be held by the applicable Priority Debt Representatives pending such application, until all Priority Lien Obligations entitled to the benefit of such Collateral (i) have been paid in full in cash or (ii) the cash amount held by the applicable Priority Debt Representatives in respect of all Priority Lien Obligations is sufficient to pay all Priority Lien Obligations (other than indemnification and other obligations not yet due and payable) in full in cash;

THIRD, to the respective Second Lien Debt Representatives for application to the Second Lien Obligations entitled to the benefit of such Collateral Equally and Ratably, or to be held by the Second Lien Debt Representatives pending such application, until all Second Lien Obligations entitled to the benefit of such Collateral have been paid in full in cash or the cash amount held by the Second Lien Debt Representatives in respect of all Second Lien Obligations is sufficient to pay all Second Lien Obligations (other than indemnification and other obligations not yet due and payable) in full in cash; and

FOURTH, any surplus remaining after the payment in full in cash of all of the Secured Obligations entitled to the benefit of such Collateral shall be paid to the Company or the other applicable Obligor, as the case may be, or its successors or assigns, or as a court of competent jurisdiction may direct.

For this purpose, “proceeds” of Collateral includes any and all cash, securities and other property realized from collection, foreclosure or enforcement of the Collateral Trustee’s Liens upon the Collateral (including distributions of Collateral in satisfaction of any Secured Obligations). The parties hereto (and, with respect to Secured Debt Representatives, on behalf of themselves and the Secured Parties they represent) agree that all proceeds of Collateral and other amounts described in clause (a) above (including for the avoidance of doubt all proceeds of any mortgages on the property of any Grantor) shall be applied to the Secured Obligations of each Series of Secured Debt as set forth in this Section 3.4 even if the Secured Obligations of any Series of Secured Debt do not have a valid and perfected security interest and/or mortgage in, or are not fully secured by, such Collateral or other amounts.

(b)                                 If any Second Lien Debt Representative or any holder of a Second Lien Obligation collects or receives any proceeds in respect of the Second Lien Obligations that should have been applied to the payment of the Priority Lien Obligations in accordance with clause (a) above and, with respect to a Second Lien Debt Representative, a Responsible Officer of such Second Lien Debt Representative shall have received written notice, or shall have actual knowledge, of the same prior to such Second Lien Debt Representative’s distribution of such proceeds, whether after the commencement of a Bankruptcy Case or otherwise, such Second Lien Debt Representative or such holder of a Second Lien Obligation, as the case may be, shall forthwith deliver the same to the Collateral Trustee, for the account of the holders of the Priority Lien Obligations, in the form received, duly indorsed to the Collateral Trustee, for the account of the holders of the Priority Lien Obligations to be applied in accordance with clause (a) above. Until so delivered, such proceeds shall be held by such

Second Lien Debt Representative or such holder of a Second Lien Obligation, as the case may be, for the benefit of the holders of the Priority Lien Obligations and shall be deemed to be held segregated from other funds and property held by such Second Lien Debt Representative or such holder of a Second Lien Obligation.

(c)                                  This Section 3.4 is intended for the benefit of each present and future holder of Secured Obligations, each present and future Secured Debt Representative and the Collateral Trustee as holder of Priority Liens and Second Liens.  The Secured Debt Representative of each future Series of Secured Debt will be required to deliver a Collateral Trust Joinder including a lien sharing and priority confirmation as provided in Section 3.8 at the time of incurrence of such Series of Secured Debt.

(d)                                 In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Instructing Debtholders, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(e)                                  In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Trustee may conclusively rely upon information supplied by the relevant Priority Debt Representative and Hedge Provider as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Priority Lien Debt and any other Priority Lien Obligations and the amount of any “settlement amount” (or similar term) of any Hedging Agreements included in the Priority Lien Obligations and information supplied by the relevant Second Lien Debt Representative and Hedge Provider as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Second Lien Debt and any other Second Lien Obligations and the amount of any “settlement amount” (or similar term) of any Hedging Agreements included in the Second Lien Obligations.  In calculating the amount of Secured Obligations owed to any Hedge Provider, the Secured Obligations owed to such Hedge Provider shall be determined by the relevant Hedge Provider in accordance with the terms of the relevant Hedging Agreement; provided that, notwithstanding anything herein or in any other Secured Debt Document to the contrary, in the event that any such Hedging Agreement consists of more than one confirmation or trade or in the event that the relevant Hedge Provider is a party to any other Hedging Agreement, solely for purposes of calculating the Secured Obligations owed to such Hedge Provider under this Agreement, such calculation shall setoff and net all Obligations owing to such Hedge Provider or owed by such Hedge Provider under each such confirmation or trade and/or additional Hedging Agreement.

SECTION 3.5                                 Powers of the Collateral Trustee.

(a)                                 The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article 3 or as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Instructing Debtholders.  Notwithstanding anything herein to the contrary, the Second lien Debtholders and the Second Lien Representatives shall be prohibited from instructing the Collateral Trustee to take any action if the Second Lien Debtholders or the Second Lien Debt Representatives are prohibited from taking such action hereunder, and the Collateral Trustee may conclusively presume that there is no such prohibition with respect to any instruction it receives otherwise in accordance with the terms of this Agreement.

(b) No Secured Debt Representative, Secured Debtholder or other holder of Secured Obligations shall have any liability whatsoever for any act or omission of the Collateral Trustee.

SECTION 3.6                                 Documents and Communications.  The Collateral Trustee will permit each Secured Debt Representative and each Secured Debtholder of any Class upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications in respect of such Class received by the Collateral Trustee in its capacity as such.

SECTION 3.7                                 For Sole and Exclusive Benefit of Holders of Secured Obligations.  The Collateral Trustee shall accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates solely and exclusively for the benefit of the present and future holders of present and future Secured Obligations, and shall distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

SECTION 3.8                                 Additional Secured Debt.

(a)                                 The Collateral Trustee will, as trustee hereunder, also perform its undertakings set forth in Section 3.1(b) with respect to each holder of Secured Obligations issued or incurred after the date hereof: (i) of a Series of Secured Debt that is identified as Second Lien Debt or Priority Lien Debt in accordance with the procedures set forth in Section 3.8(b) and (ii) that signs, through its designated Secured Debt Representative identified pursuant to Section 3.8(b), a Collateral Trust Joinder and delivers the same to the Collateral Trustee. Notwithstanding the foregoing, (x) the incurrence of revolving credit obligations under commitments that have previously been designated as Secured Debt under the Existing Collateral Trust Agreement and (y) the issuance of letters of credit and incurrence of reimbursement obligations in respect thereof under commitments that have previously been designated as Secured Debt under the Existing Collateral Trust Agreement, including the “Credit Agreement Obligations” as defined in the Existing Collateral Trust Agreement, constitutes and will continue to constitute automatically and without any further action Secured Debt and Priority Lien Debt (and to the extent of any Excess Credit Agreement Obligations, if any, Second Lien Debt) and shall not require compliance with the procedures set forth in Section 3.8(b).

(b)                                 The Company or other applicable Obligor shall be permitted to designate Indebtedness, including any Refinancing of the Credit Agreement, whether incurred prior to, on or after the date of this Agreement, as additional Secured Debt hereunder; provided that in the case of Priority Lien Debt or Second Lien Debt, as applicable, represented by Commodity Hedging Agreements, the designation of additional Secured Debt as such must be permitted by Section 3.8(c).  The Company or other applicable Obligor may effect such designation by delivering to the Collateral Trustee, with copies to each previously identified Secured Debt Representative, each of the following:

(i)                                    An Officers’ Certificate stating that:

(A)                               the Company or such other Obligor intends to designate additional Indebtedness as Secured Debt and identifying such Secured Debt as either (x) Priority Lien Debt and in the case of Priority Lien Debt, as either Priority Lien DFBM Obligations or Priority Lien Commodity Hedging Obligations and, if such Indebtedness Refinances the Credit Agreement, whether such Indebtedness is to be the Credit Agreement hereunder, or (y) Second Lien Debt, and in the case of Second Lien Debt, as either Second Lien DFBM Obligations or Second Lien Commodity Hedging Obligations;

(B)                               after taking into account the effects of any Designated Collateral or Designated Obligations with respect to such Series of Secured Debt, (x) in the case of additional Priority Lien Debt, such Indebtedness, when incurred, and the Liens in respect thereof, was not prohibited by any agreement governing Secured Debt (to the extent then in effect) to be secured with a Priority Lien on an Equal and Ratable basis with all existing Priority Lien Debt and which, when incurred and after giving pro forma effect to the incurrence of such Priority Lien Debt, the Liens in respect thereof and the application of the proceeds therefrom, is in an aggregate principal amount that is not prohibited by the terms of the Secured Debt Documents then in effect or (y) in the case of additional Second Lien Debt, such Indebtedness, when incurred, and the Liens in respect thereof, was not prohibited by any agreement governing Secured Debt (to the extent then in effect) to be secured with a Second Lien on a junior basis to all existing Priority Lien Debt and on an Equal and Ratable basis with all existing Second Lien Debt and which, when incurred and after giving pro forma effect to the incurrence of such Second Lien Debt, the Liens in respect thereof and the application of the proceeds therefrom (if any), is in an aggregate principal amount that is not prohibited by the terms of any Secured Debt Document then in effect;

(C)                               after giving pro forma effect to the incurrence of such additional Secured Debt, the Liens in respect thereof and the application of the proceeds therefrom (if any), no Secured Debt Default shall have occurred and be continuing in respect of any Priority Lien Debt for Borrowed Money or Second Lien Debt for Borrowed Money and, to the best of the signatory’s knowledge after due inquiry, no event or condition shall have occurred which could reasonably be expected to result in a Secured Debt Default in respect of any Priority Lien Debt or Second Lien Debt for Borrowed Money;

(D)                               states that each Borrower and each of the other Obligors has duly authorized, executed (if applicable) and recorded (or caused to be recorded in each appropriate governmental offices all relevant documents, filings and recordations to ensure that such Obligations are secured by the Collateral; and

(E)                                if any of the Obligations with respect to such additional Secured Debt constitute Unsecured Obligations or are secured by Designated Collateral, identifying the portion of such Obligations constituting Unsecured Obligations and/or the Designated Collateral securing such Obligations;

(ii)                                  evidence that the Officers’ Certificate delivered pursuant to clause (i) above has been duly authorized by the Board of Directors of the Company and has been duly executed and delivered (which evidence may be in the form of an opinion provided by the General Counsel or an Assistant General Counsel of the Company and shall include such other documentation reasonably requested by the Collateral Trustee); and

(iii)                               a written notice specifying the name and address of the Secured Debt Representative for such series of additional Secured Debt for purposes of Section 7.5.

Notwithstanding the foregoing or anything else in this Agreement to the contrary, nothing in this Agreement shall be construed to (x) allow any Borrower or any other Obligor to incur additional Indebtedness or to designate such Indebtedness as Priority Lien Debt or Second Lien Debt entitled to the security and other benefits of this Agreement or (y) entitle the holders of any such Indebtedness to any benefits as Secured Debt hereunder unless such incurrence and, if applicable, such designation are otherwise permitted by the terms of the applicable Secured Debt Documents.

(c)                The Company and the other Obligors shall be entitled to designate persons who hold Priority Lien Debt or Second Lien Debt, as applicable, represented by Commodity Hedging Agreements that are Capacity Commodity Hedging Agreements (in their capacity as such) as additional Secured Debtholders pursuant to Section 3.8(a) if and only to the extent that, as of the date such Lien is to be granted, the net amount, as more fully described below, of electric power generation capacity represented by all Capacity Commodity Hedging Agreements, the Obligations with respect to which constitute Priority Lien Debt or Second Lien Debt (including the proposed new Capacity Commodity Hedging Agreement(s)) is no greater than (i) 80% of the aggregate Available Baseload Capacity plus 10% of the Non-Baseload Capacity for all monthly periods covered by such proposed new Capacity Commodity Hedging Agreement(s) not to exceed 60 monthly periods, (ii) 60% of the aggregate Available Baseload Capacity for all monthly periods covered by such proposed new Capacity Commodity Hedging Agreement(s) in excess of 60 monthly periods but not to exceed 72 monthly periods, (iii) 40% of the aggregate Available Baseload Capacity for all monthly periods covered by such proposed new Capacity Commodity Hedging Agreement(s) in excess of 72 monthly periods but not to exceed 84 monthly periods, and (iv) 20% of the aggregate Available Baseload Capacity for all monthly periods covered by such proposed new Capacity Commodity Hedging Agreement(s) in excess of 84 monthly periods.  Except as provided in the foregoing provisions of this Section 3.8(c), no other persons who hold Indebtedness represented by Commodity Hedging Agreements (in their capacity as such) may be designated as additional Secured Debtholders pursuant to Section 3.8(a).  For purposes of determining the “net amount” in this Section 3.8(c), a transaction shall be treated as nettable to the extent that it is entered into under an industry standard agreement (including an ISDA Master Agreement, EEI Master Purchase and Sale Agreement or a long form confirmation incorporating an industry standard master agreement by reference) that provides the Company or any Subsidiary with the right to net transactions in the event of a counterparty default or bankruptcy or insolvency in respect of which agreement the Company has a reasonable basis to believe that such netting terms would be enforceable against the Company’s or such Subsidiary’s counterparty even in the event of a bankruptcy or insolvency of such counterparty.

(d)               The Borrowers shall have the right at any time on or after the Discharge of Priority Lien Obligations has occurred, to enter into any Priority Lien Document evidencing a Priority Lien Debt the incurrence of which is not prohibited by the applicable Secured Debt Documents, and to designate such Indebtedness as Priority Lien Debt in accordance with Section 3.8(b).  At any time from and after the date of such designation pursuant to Section 3.8(b) (the “Reference Date”), the obligations under such Priority Lien Document shall automatically and without further action be treated as Priority Lien Debt for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Second Lien Obligations shall be at all times subordinated and junior to such Priority Liens Obligations pursuant to the terms of this Agreement, including with respect to Second Lien Obligations that were incurred or outstanding on or prior to the Reference Date.

ARTICLE 4.                                                   OBLIGATIONS ENFORCEABLE BY THE BORROWERS AND THE GRANTORS

SECTION 4.1                                 Release and Subordination of Liens.

(a)                                 The Collateral Trustee’s Liens upon the Collateral will be (x) subordinated, in whole or in part, as to any Lien on any Collateral that is not prohibited by the Secured Debt Documents from having priority to the Collateral Trustee’s Liens, or if consent to the subordination of the Collateral Trustee’s Liens on such Collateral has been given by an Act of Instructing Debtholders and the Secured Debt Representative in respect of any Affiliated Credit Agreement or (y) released:

(i)                                     in whole, upon the Discharge of Priority Lien Obligations and Discharge of Second Lien Obligations;

(ii)                                  as to any Collateral that is sold, transferred or otherwise disposed of by any Borrower or any other Obligor in a transaction or other circumstance which is not prohibited by any of the Secured Debt Documents at the time of such sale, transfer or other disposition or to the extent of the interest sold, transferred or otherwise disposed of;

(iii)                               as to any Collateral that is otherwise permitted to be released in accordance with the terms of all applicable Secured Debt Documents; provided that this clause (iii) shall not apply to the Discharge of Priority Lien Obligations upon payment in full thereof; and

(iv)                              as to any Collateral other than Collateral being released pursuant to clauses (i), (ii) or (iii) of this Section 4.1(a)(y), if consent to the release of such Collateral has been given by an Act of Instructing Debtholders and the Secured Debt Representative in respect of any Affiliated Credit Agreement; provided that if such Collateral represents all or substantially all of the Collateral, consent to the release of such Collateral has been given by the requisite percentage or number of holders of each Series of Secured Debt under the applicable Secured Debt Document (including for the avoidance of doubt any Affiliated Credit Agreement), and in each case, such release has become effective in accordance with such consent.

Notwithstanding any of the foregoing, if the Collateral Trustee is exercising its rights or remedies with respect to the Collateral under the Priority Lien Security Documents pursuant to an Act of Instructing Debtholders, and the Collateral Trustee, on behalf of all Priority Lien Secured Parties, releases any of the Priority Liens on any part of the Collateral or any Guarantor is released from its obligations under its Guarantee of the Priority Lien Obligations in connection therewith, then the Second Liens on such Collateral and the obligations of such Guarantor under its Guarantee of the Second Lien Obligations shall be automatically, unconditionally and simultaneously released.  If in connection with any exercise of rights and remedies by the Collateral Trustee under the Priority Lien Security Documents pursuant to an Act of Instructing Debtholders, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Collateral Trustee releases its Priority Lien on the property or assets of such Person then the Second Liens with respect to the property or assets of such Person will be concurrently and automatically released to the same extent as the Priority Liens on such property or assets are released.

(b)                                 The Collateral Trustee agrees for the benefit of the Borrowers and the other Obligors that if the Collateral Trustee at any time receives:

(i)                                                             an Officers’ Certificate (which Officers’ Certificate shall be issued on behalf of the Company, without personal liability for the individual officer executing it, and shall be delivered to each Secured Debt Representative concurrently with the delivery to the Collateral Trustee) stating that (w) such officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (x) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of any Collateral and/or subordination of the Collateral Trustee’s Liens on any Collateral have been complied with, (y) in the opinion of such officer, such conditions precedent, if any, have been complied with and (z) such release and/or subordination is permitted by Section 4.1(a) and the applicable Secured Debt Documents; and

(ii)                                  the proposed instrument or instruments releasing and/or subordinating such Lien as to such property in recordable form, if applicable,

then, unless the Collateral Trustee receives a written statement from any Secured Debt Representative pursuant to Section 4.1(d)(i)(y) below and the Collateral Trustee has no reason to believe that such written statement is not accurate, the Collateral Trustee will execute (with such acknowledgements and/or notarizations as are required) and deliver such release and/or subordination  to the Company or other applicable Obligor on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(b) by the Collateral Trustee.

(c)                                               The Collateral Trustee hereby agrees that:

(i)                                     any release pursuant to clause (ii) of Section 4.1(a)(y) shall occur automatically upon the sale, transfer or other disposition of such Collateral and, at the request of the Company or other applicable Obligor, the Collateral Trustee shall either be present at the closing of such transaction or shall deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(ii)                                  at any time when a Secured Debt Default under a Series of Secured Debt that constitutes Second Lien Debt has occurred and is continuing, within one Business Day of the receipt by it of an Act of Instructing Debtholders and other consents, if any, required by Section 4.1(a)(y)(iv), the Collateral Trustee shall deliver a copy of such Act of Instructing Debtholders and other consents, if any, to each Secured Debt Representative.

(d)                                 Each Secured Debt Representative hereby agrees that:

(i)                                                             as soon as reasonably practicable after receipt of an Officers’ Certificate pursuant to Section 4.1(b)(i) it will either provide (x) the written confirmation that such release and/or subordination is permitted by Section 4.1(a), (y) a written statement that such release and/or subordination is not permitted by Section 4.1(a) or (z) a request for further information from the Borrowers reasonably necessary to determine whether the proposed release and/or subordination is permitted by Section 4.1(a) and after receipt of such information such Secured Debt Representative will as soon as reasonably practicable either provide the written confirmation or statement required pursuant to clause (x) or (y), as applicable; and

(ii)                                                          within one Business Day of the receipt by it of any notice from the Collateral Trustee pursuant to Section 4.1(c)(ii), such Secured Debt Representative shall deliver a copy of such notice to each registered holder of the Series of Priority Lien Debt or Series of Second Lien Debt for which it acts as Secured Debt Representative.

SECTION 4.2                                 Delivery of Copies to Secured Debt Representatives.  The Company will deliver to each Secured Debt Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate.  The Secured Debt Representatives will not be obligated to take notice thereof or to act thereon, subject to Section 4.1(d).

SECTION 4.3                                 Collateral Trustee Not Required to Serve, File or Record.  The Collateral Trustee is not required to prepare, serve, file, register or record any instrument creating, releasing or subordinating its security interest in any Collateral.

SECTION 4.4                                 Release of Liens in Respect of any Series of Priority Lien Debt or any Series of Second Lien Debt.

(a)   Release of Liens in Respect of the Notes.  In addition to any release pursuant to Section 4.1 hereof, the Collateral Trustee’s Priority Lien will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Trustee’s Priority Lien on the Collateral will terminate and be discharged:

(1)                                 upon satisfaction and discharge of the Indenture as set forth under Article 12 of the Indenture;

(2)                                 upon a Legal Defeasance or Covenant Defeasance (each as defined under the Indenture) of the Notes as set forth under Article 8 of the Indenture;

(3)                                 upon payment in full and discharge of all Notes outstanding under the Indenture and all Obligations (other than Obligations constituting indemnities or other contingent obligation) that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged; or

(4)                                 in whole or in part, with the consent of the holders of the requisite percentage of Notes in accordance with Article 9 of the Indenture.

(b)    Release of Liens in Respect of any Series of Priority Lien Debt or any Series of Second Lien Debt.   In addition to any release pursuant to Section 4.1 hereof, as to any Series of Priority Lien Debt, the Collateral Trustee’s Priority Lien will no longer secure such Series of Priority Lien Debt if the requirements of a Discharge of Priority Lien Obligations are satisfied with respect to such Series of Priority Lien Debt and all Priority Lien Obligations related thereto.  In addition to any release pursuant to Section 4.1 hereof, as to any Series of Second Lien Debt, the Collateral Trustee’s Second Lien will no longer secure such Series of Second Lien Debt if such Second Lien Debt has been paid in full in cash, all commitments to extend credit in respect of such Series of Second Lien Debt have been terminated and all other Second Lien Obligations related thereto that are outstanding and unpaid at the time such Series of Second Lien Debt is paid are also paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

ARTICLE 5.                                              IMMUNITIES OF THE COLLATERAL TRUSTEE

SECTION 5.1                                 No Implied Duty.  The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Security Documents.  The Collateral Trustee shall not be required to take any action which is contrary to applicable law or any provision of this Agreement or the other Security Documents.

SECTION 5.2                                 Appointment of Agents and Advisors.  The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it with due care as it may reasonably require and shall not be responsible for any misconduct or negligence on the part of any of them.

SECTION 5.3                                 Other Agreements.  The Collateral Trustee has accepted and is bound by the Security Documents executed by the Collateral Trustee in its capacity as Collateral Trustee as of the date of this Agreement and, as directed by an Act of Instructing Debtholders, the Collateral Trustee may execute additional Security Documents delivered to it after the date of this Agreement, provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee or impose on the Collateral Trustee any additional duties or obligations.  The Collateral Trustee shall not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture, Commodity Hedging Agreement or other agreement governing Secured Debt (other than this Agreement and the other Security Documents).

SECTION 5.4                                 Solicitation of Instructions.

(a)                                 The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Instructing Debtholders, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action which it may be requested or required to take, or which it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Agreements.

(b)                                 No written direction given to the Collateral Trustee by an Act of Instructing Debtholders, which in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents shall be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

SECTION 5.5                                 Limitation of Liability.  The Collateral Trustee shall not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own gross negligence or willful misconduct as determined by a final and non-appealable decision of a court of competent jurisdiction.

SECTION 5.6                                 Documents in Satisfactory Form.  The Collateral Trustee shall be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

SECTION 5.7                                 Entitled to Rely.  The Collateral Trustee may conclusively rely upon, and shall not incur any liability for relying upon, any certificate, notice or other document (including any facsimile) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons and need not investigate any fact or matter stated in any such document.  The Collateral Trustee may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel (who may be counsel to the Company), independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Company or any other Obligor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the Secured Debtholders for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof.  The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. To the extent an Officers’ Certificate or an opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on such Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

SECTION 5.8                                 Secured Debt Default.  The Collateral Trustee shall not be required to inquire as to the occurrence or absence of any Secured Debt Default and shall not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Instructing Debtholders.

SECTION 5.9                                 Actions by Collateral Trustee.  As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee shall act or refrain from acting as directed by an Act of Instructing Debtholders and shall be fully protected if it does so , and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the Secured Debtholders.

SECTION 5.10                          Security or Indemnity in favor of the Collateral Trustee.  The Collateral Trustee shall not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

SECTION 5.11                          Rights of the Collateral Trustee.  In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it shall be entitled to refrain from taking any action (and shall incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

SECTION 5.12                          Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a)                                 Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.  The Collateral Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee shall not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b)                                 The Collateral Trustee shall not be responsible for or obligated to make any investigation into, and shall be entitled to assume, the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens on any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Obligor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.  The Collateral Trustee hereby disclaims any representation or warranty to the present and future holders of the Secured Obligations concerning the perfection of the Liens and security interests granted hereunder or in the value of any of the Collateral.  The Collateral Trustee shall have no duty to ascertain or inquire as to or monitor the performance or observance of any of the terms of the Indenture, this Agreement or the Security Documents or Loan Documents of any other Person.

(c)                                  The Collateral Trustee shall not be obligated to take any action under this Agreement or any other Security Document if taking such action (i) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax and for which it has not been indemnified pursuant to Section 5.10 or (ii) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified.

SECTION 5.13                          Assumption of Rights, Not Assumption of Duties.  Notwithstanding anything to the contrary contained herein, (a) each of the parties thereto shall remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not be executed, (b) the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder shall not release such parties from any of their respective duties or obligations under the other Security Documents and (c) the Collateral Trustee shall not be obligated to perform any of the obligations or duties of any of the parties thereunder other than the Collateral Trustee.

SECTION 5.14                          No Liability for Clean Up of Hazardous Materials.  In the event that the Collateral Trustee is requested to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under the provisions of the Comprehensive Environmental Response Cleanup and Liability Act or any similar Environmental Laws (collectively, “CERCLA”) or otherwise cause the Collateral Trustee to incur, or be exposed to, any Environmental Liability or any liability under CERCLA or any other federal, state or local law, the Collateral Trustee shall not be required to acquire such title and reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver.  The Collateral Trustee shall not be liable to any Person for any Environmental Liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge, Release or threatened Release of Hazardous Materials into the environment.

SECTION 5.15                          Additional Provisions Relating to the Collateral Trustee  (a)       The Collateral Trustee may refuse to follow any direction that conflicts with law or this Agreement, the Indenture or (subject to Section 5.11 hereof) any of the Security Documents or that would involve the Collateral Trustee in personal liability; provided that the Collateral Trustee may take any other action deemed proper by the Collateral Trustee that is not inconsistent with such direction. Prior to taking any action under this Agreement or any of the Security Documents, the Collateral Trustee shall be entitled to indemnification reasonably satisfactory to it against all losses and expenses caused by taking or not taking such action.

(b)                                      The Collateral Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of its powers hereunder and under any Security Document, and neither it nor any of its officers, directors, employees or agents shall have any duty or liability or be responsible to any Obligor for any act or failure to act hereunder, except for its own gross negligence, bad faith or willful misconduct. Nothing contained in this Agreement shall be construed as requiring or obligating the Collateral Trustee, and the Collateral Trustee shall not, absent an Act of Instructing Debtholders, be required or obligated, to (i) present or file any claim or notice or take any action with respect to any Collateral or in connection therewith or (ii) notify any Obligor of any decline in the value of any Collateral.

(c)                             Neither the Collateral Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Obligor.

(d)                            No provision of this Agreement or any Security Document shall be deemed to impose any duty or obligation on the Collateral Trustee to perform any act or acts, receive or obtain any interest in property or exercise any interest in property, or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Collateral Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, to receive or obtain any such interest in property or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Collateral Trustee shall be construed to be a duty.

(e)                             The Collateral Trustee shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the Collateral Trustee or any of its Affiliates in any capacity.

(f)                              In no event shall the Collateral Trustee be liable for any failure or delay in the performance of its obligations hereunder or under any of the other Security Documents because of circumstances beyond the Collateral Trustee’s control, including, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement, or the failure of equipment or interruption of communications or computer facilities, and other, causes beyond the Collateral Trustee’s control whether or not of the same class or kind as specifically named above.

(g)                             The Collateral Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any of the other Security Documents.

(h)                            Notwithstanding anything to the contrary contained in this Agreement or any of the other Security Documents, under no circumstances shall the Collateral Trustee be liable for any indirect, special, punitive, exemplary or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if such loss or damage was foreseeable or it has been advised of the likelihood of such loss or damage and regardless of the form of action.

(i)                                The Collateral Trustee shall have no liability to the Company for interest on any money received by it under this Agreement or any of the other Security Documents except as otherwise agreed in writing with the Company.

(j)                               Each Secured Party (other than the Trustee and Collateral Trustee) acknowledges that it has, independently and without reliance upon the Collateral Trustee, any Representative or any other Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Trustee, any Representative or any other Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder.

(k)                            The rights, privileges, protections, immunities and benefits given to the Collateral Trustee, including, without limitation, its right to be indemnified, are extended to,

and shall be enforceable by, the Collateral Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

SECTION 5.16                          Merger of the Collateral Trustee.  Any Person into which the Collateral Trustee may be merged or converted, or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Trustee, shall be the successor of the Collateral Trustee under this Agreement and the other Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto

SECTION 5.17                          Co-Collateral Trustee; Separate Collateral Trustee.   If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Trustee of taxes by such jurisdiction not otherwise imposed on the Collateral Trustee, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder or under any other Security Document, the Collateral Trustee and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee and the Company (such approval not to be unreasonably withheld or delayed), either to act as co-trustee or co-trustees of all or any of the Collateral under this Agreement or under any of the other Security Documents, jointly with the Collateral Trustee originally named herein or therein or any successor Collateral Trustee, or to act as separate trustee or trustees of any of the Collateral.

(b)                                 Every separate trustee and every co-trustee, other than any successor Collateral Trustee appointed pursuant to Article 6, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i)                                                             all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustee or any agent appointed by the Collateral Trustee;

(ii)                                                          all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder and under the other relevant Security Documents shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Trustee which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

(iii)                                                       no power given hereby or by the other relevant Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Collateral Trustee, anything contained herein to the contrary notwithstanding;

(iv)                                                      no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

(v)                                                         the Collateral Trustee, at any time by a written and executed instrument, may accept the resignation of or remove any such separate trustee or co-trustee and, with an Act of Instructing Debtholders (not to be unreasonably withheld) and with the consent of the Company (not to be unreasonably withheld or delayed) if no Event of Default exists and the Company has certified in writing to the Collateral Trustee that no Event of Default exists may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding.  If the Company shall not have joined in the execution of any such instrument within 30 days after it receives a written request from the Collateral Trustee to do so, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Company, the Company hereby appointing the Collateral Trustee its agent and attorney to act for it in such connection in such contingency.  If the Collateral Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Collateral Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Collateral Trustee;

(vi)                                                      such separate trustee or co-trustee shall act as bailee and agent for and on behalf of the Collateral Trustee in order to perfect any Liens on the Collateral; and

(vii)                                                   all fees, expenses and indemnity obligations owed to such separate trustee or co-trustee shall be entitled to share ratably with the Collateral Trustee’s fees in the allocation of payments described in Section 3.4.

(l)                                Each separate trustee and co-trustee shall and agrees to (i) hold all Collateral in its possession (or which it controls or which is registered in its name including as lienholder or secured party) for the benefit of and as agent for perfection of and bailee for the Collateral Trustee and to perfect the security interest in and Liens on such Collateral created by the Security Documents to which it is a party, including to the extent that possession or control is taken to perfect a Lien thereon under the UCC (such bailment being intended, among other things, to satisfy the requirements of Section 8-301, 9-106 and 9-313 of the UCC), and (ii) comply with instructions and entitlement orders originated by the

Collateral Trustee with respect to the Collateral without further consent by the Company or any other Grantors, and the Collateral Trustee agrees not to deliver any such instructions and orders unless instructed to do so by an Act of Instructing Debtholders.

ARTICLE 6.                                              RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

SECTION 6.1                                 Resignation or Removal of Collateral Trustee.  Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee, (a) the Collateral Trustee may resign at any time by giving not less than 30 days’ notice of resignation to each Secured Debt Representative and the Company and (b) the Collateral Trustee may be removed at any time, with or without cause, by an Act of Instructing Debtholders.

SECTION 6.2                                 Appointment of Successor Collateral Trustee.  Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Instructing Debtholders.  If no successor Collateral Trustee shall have been so appointed and shall have accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Borrowers), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which shall be a bank or trust company (a) authorized to exercise corporate trust powers, (b) having a combined capital and surplus of at least $100,000,000 and (c) maintaining an office in New York, New York.  The Collateral Trustee shall fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.

SECTION 6.3                                 Succession.  When the Person so appointed as successor Collateral Trustee accepts such appointment:

(a)                                 such Person shall succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee shall be discharged from its duties and obligations hereunder, and

(b)                                 the predecessor Collateral Trustee shall promptly transfer all Liens and collateral security and other property of the Trust Estates within its possession or control to the possession or control of the successor Collateral Trustee and shall execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estates.

Thereafter the predecessor Collateral Trustee shall remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.7 and 7.8.

ARTICLE 7.                                              MISCELLANEOUS PROVISIONS

SECTION 7.1                                 Amendment.

(a)                                 No amendment or supplement to the provisions of this Agreement or any other Security Document (to which the Collateral Trustee is a party) will be effective without the approval of the Collateral Trustee acting as directed by an Act of Instructing Debtholders, except that:

(i)                                     any amendment or supplement that has the effect solely of (A) adding or maintaining Collateral, securing additional Secured Debt that was otherwise permitted by the terms of the Secured Debt Documents and this Agreement to be secured by the Collateral or preserving or perfecting the Liens thereon or the rights of the Collateral Trustee therein, (B) curing any ambiguity, defect or inconsistency in this Agreement, (C) providing any additional rights or benefits to the Secured Parties, (D) confirming any grant of Collateral permitted or required by this Agreement or any release or subordination of any Collateral or guarantee that is otherwise  permitted under the terms of this Agreement or  (E) correcting any typographical errors, drafting mistakes or other similar mistakes that do not modify the intended rights and obligations of the parties hereto, will become effective when executed and delivered by the Company or any other applicable Obligor party thereto and the Collateral Trustee;

(ii)                                  no amendment or supplement that reduces, impairs or adversely affects the right of any Secured Debtholder (A) to vote its outstanding Secured Debt as to any matter described as subject to an Act of Instructing Debtholders (or amends the provisions of this clause (ii) or the definition of “Act of Instructing Debtholders”, “Actionable Default”, “Affiliated Credit Agreement”, “Affiliate”, “Credit Agreement Obligations”, “Credit Agreement”, “Discharge of Credit Agreement Obligations”, “Second Lien Debt”, “Second Lien Obligations”, “Priority Lien Debt” or “Priority Lien Obligations” or any of the defined terms contained in any of the preceding definitions), (B) to be a Secured Party and to share in the order and proportion of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral, in each case that has not been released and/or subordinated in accordance with the provisions described in Section 4.1, (C) pursuant to Section 2.4, or (D) to require that Liens securing Secured Obligations be released and/or subordinated only as set forth in the provisions described in Section 4.1 shall become effective without the consent of the requisite percentage or number of holders under the applicable Secured Debt Document of each Series of Secured Debt so affected (including for the avoidance of doubt any so affected Affiliated Credit Agreement);

(iii)                               no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Secured Debt Representative, respectively, in its capacity as such shall become effective without the consent of the Collateral Trustee or such Secured Debt Representative (including for the avoidance of doubt any so affected Secured Debt Representative under any Affiliated Credit Agreement), respectively;

(iv)                              no amendment or supplement that (A) increases the liabilities of, (B) affects the date of payment of Obligations of, (C) decreases the Obligations in respect of or (D) adversely affects the rights of, in each case, the Secured Debt Representative of any Series of Secured Debt (or the Secured Parties represented by it) disproportionately in relation to that of any other Series shall become effective without the consent of such

Secured Debt Representative (including for the avoidance of doubt any so affected Secured Debt Representative under any Affiliated Credit Agreement); and

(v)                                 any amendment or supplement to Section 3.8(c) will become effective at any time (including prior to the Discharge of Priority Lien Obligations) with the consent of the Company and the consents described in each of clause (i)(y) and clause (ii) of the definition of “Act of Instructing Debtholders” so long as such amendment or supplement does not conflict with the terms and provisions of any Secured Debt Documents (other than this Agreement).

The Collateral Trustee shall not enter into any such amendment or supplement unless it shall have received an Officers’ Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents.  Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Trustee shall be entitled to receive an opinion of counsel of the Company to the effect that the execution of such document is authorized or permitted hereunder, and with respect to amendments adding Collateral, an opinion of counsel of the Company addressing customary perfection, and if such additional Collateral consists of equity interests of any Person, priority, matters with respect to such additional Collateral.  Notwithstanding the foregoing, any amendment, supplement or other agreement regarding the provisions of the Security Documents that releases Collateral and/or subordinates the Collateral Trustee’s Lien on any Collateral will be effective only in accordance with the requirements set forth in Section 4.1.

(b)                                 The Collateral Trustee, acting as directed by an Act of Instructing Debtholders, and the Obligors may, at any time and from time to time, without the consent of any Second Lien Secured Parties, enter into amendments or other written agreements supplemental to any Security Document that is a Priority Lien Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Security Document that is a Priority Lien Document or changing in any manner the rights of the holders of the Priority Lien Secured Parties or the Obligors thereunder.  Any amendment or waiver of, or any consent under, any provision of any Priority Lien Document that is a Security Document (except to the extent that such amendment, waiver or consent, would have the effect of releasing Collateral from the Junior Trust Estate not in accordance with Section 4.1) shall apply automatically to any comparable provision of any comparable Second Lien Document without the consent of or notice to any Second Lien Secured Parties and without any action by any Obligor or any Second Lien Secured Parties. The Company shall promptly notify the Second Lien Debt Representatives of any amendment or waiver of, or any consent under, any provision of any Priority Lien Document that is a Security Document that applies automatically to any comparable provision of any comparable Second Lien Document, which notice shall include a copy of such amendment, waiver or consent, as applicable, provided that the failure to give such notice shall not affect the validity of such amendment or waiver of, or consent under, the Priority Lien Documents or the Second Lien Documents.

(c)                                  Without an Act of Instructing Debtholders, no Second Lien Document that is a Security Document (but that is not also a Priority Lien Document) may be amended,

supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Document that is a Security Document, would be inconsistent with any of the terms of the Priority Lien Documents or this Agreement. The Second Lien Secured Parties agree that each Second Lien Document that is a Security Document (but that is not also a Priority Lien Document) shall include the following language:

”Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by such Collateral Trustee hereunder are subject to the provisions of the Amended and Restated Collateral Trust Agreement dated as of [     ], 2017, among GenOn Energy, Inc. and NRG Americas, Inc., as Borrowers, the other Grantors party thereto, NRG Energy, Inc., as Administrative Agent under the Credit Agreement (as defined therein), The Bank of New York Mellon, as Trustee and The Bank of New York Mellon, as Collateral Trustee (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”).  In the event of any conflict between the terms of the Collateral Trust Agreement and this Agreement, the terms of the Collateral Trust Agreement shall govern.”

; provided, however, that if the jurisdiction in which any such Second Lien Document shall be filed prohibits the inclusion of the language above or would prevent a document containing such language to be recorded of record, the Second Lien Debt Representatives and the Priority Debt Representatives agree, prior to such Second Lien Document being entered into, to negotiate in good faith replacement language stating that the lien and security interest granted under such Second Lien Document is subject to the provisions of this Agreement.

SECTION 7.2                                 Further Assurances.  Each Borrower and each of the other Obligors shall do or cause to be done all acts and things which may be required, or which the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the holders of the applicable Secured Obligations, duly created and enforceable and except, with respect to any Series of Secured Debt to the extent not required to be perfected by the Secured Debt Documents relating to such Series of Secured Debt, perfected Liens upon the Collateral, including after-acquired Collateral and any property or assets which become Collateral pursuant to the definition thereof after the date hereof.

Upon the reasonable request of the Collateral Trustee at any time and from time to time, each Borrower and each of the other Obligors shall promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as shall be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Secured Debt Documents for the benefit of the holders of Secured Obligations.

SECTION 7.3                                 Successors and Assigns.

(a)                                 Except as provided in Section 5.2 and Section 5.17, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights shall be null and void.  All obligations of the Collateral Trustee hereunder shall inure to the sole and exclusive benefit of, and be enforceable by, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom shall be entitled to enforce this Agreement as a third party beneficiary hereof, and all of their respective successors and assigns.

(b)                                 No Borrower and no other Obligor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights shall be null and void.  All obligations of the Borrowers and the other Obligors hereunder shall inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom shall be entitled to enforce this Agreement as a third party beneficiary hereof, and all of their respective successors and assigns.

SECTION 7.4                                 Delay and Waiver.  No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents shall impair any such right, power or remedy or operate as a waiver thereof.  No single or partial exercise of any such right, power or remedy shall preclude any other or future exercise thereof or the exercise of any other right, power or remedy.  The remedies herein are cumulative and are not exclusive of any remedies provided by law.

SECTION 7.5                                 Notices.  Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	The Bank of New York Mellon
101 Barclay Street, 7 West
New York, NY 10286
Attention: Beata Harvin
Phone: (212) 815-6907
Email: Beata.Harvin@bnymellon.com

If to the Company or any other Obligor:	GenOn Energy, Inc.
804 Carnegie Center
Princeton, NJ 08540
Attention: Debbie Reyes
Phone: (609) 524-5423
Email: debbie.reyes@nrg.com

with a copy (which shall not constitute notice) to

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Andres Mena

Fax: (212) 446-6460
Email: andres.mena@kirkland.com

with a copy (which shall not constitute notice) to

Kirkland & Ellis LLP
300 North LaSalle St.
Chicago, IL 60654
Attention: Gerald Nowak
Fax: (312) 862-2200
Email: gerald.nowak@kirkland.com

If to the Administrative Agent:	NRG Energy, Inc.
804 Carnegie Center
Princeton, NJ 08540
Attention: Michelle Goldis
Phone: (609) 524-5423
Email: michelle.goldis@nrg.com

If to the Trustee:	The Bank of New York Mellon
101 Barclay Street, 7 West
New York, NY 10286
Attention: Beata Harvin
Phone: (212) 815-6907
Email: Beata.Harvin@bnymellon.com

and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.

Each notice hereunder shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in Person or by courier service and signed for against receipt thereof, upon receipt of facsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed.  Each party may change its address for notice hereunder to any other location within the continental United States by giving written notice thereof to the other parties as set forth in this Section 7.5.

Promptly following any Discharge of Priority Lien Obligations, each Priority Debt Representative with respect to each applicable Series of Priority Lien Debt that is so discharged shall provide written notice of such discharge to the Collateral Trustee and to each other Secured Debt Representative.

SECTION 7.6                                 Entire Agreement.  This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and the subject matter hereof and supersedes all oral negotiations and prior writings in respect of such undertaking.

SECTION 7.7                                 Compensation; Expenses.

The Obligors jointly and severally agree to pay, promptly upon demand:

(a)                                 such compensation to the Collateral Trustee and its agents, co-agents and sub-agents as the Company and the Collateral Trustee shall agree in writing from time to time;

(b)                                 all reasonable costs and expenses incurred in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating thereto;

(c)                                  all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Secured Debt Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating thereto and any other document or matter requested by the Company;

(d)                                 all reasonable costs and expenses of creating, perfecting, releasing or enforcing the Collateral Trustee’s security interests in the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(e)                                  all other reasonable costs and expenses incurred by the Collateral Trustee or any Secured Debt Representative in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and

(f)                                   after the occurrence of any Secured Debt Default, all costs and expenses incurred by the Collateral Trustee or any Secured Debt Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Secured Obligations or the proof, protection, administration or resolution of any claim based upon the Secured Obligations in any Bankruptcy Case or Insolvency Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee or the Secured Debt Representatives.

The agreements in this Section 7.7 shall survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

SECTION 7.8                                 Indemnity.

(a)                                 The Obligors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee and each of its Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided, that no Indemnitee shall be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b)                                 All amounts due under Section 7.8(a) shall be payable upon demand.

(c)                                  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.8(a) may be unenforceable in whole or in part because they are violative of any law or public policy, each of the Obligors shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d)                                 No Obligor shall ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Secured Debt Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Obligors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e)                                  The agreements in this Section 7.8 shall survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

SECTION 7.9                                 Severability.  If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, shall not in any way be affected or impaired thereby.

SECTION 7.10                          Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 7.11                          Obligations Secured.  Except as set forth in Section 2.6, all obligations of the Obligors set forth in or arising under this Agreement shall be Secured Obligations and are secured by all Liens granted by the Security Documents.

SECTION 7.12                          Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction (other than Section 5-1401 of the New York General Obligations Law).

SECTION 7.13                          Consent to Jurisdiction.  All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any of the other Security Documents may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York.  By executing and delivering this Agreement, each Obligor, for itself and in connection with its properties, irrevocably (a) accepts generally and unconditionally the exclusive jurisdiction and venue of such courts (other than with respect to any action or proceeding by the Collateral Trustee, any Secured Debt Representative or any Obligor in respect of rights under any Security Document governed by laws other than the laws of the State of New York or with respect to any Collateral subject thereto), (b) waives any defense of forum non conveniens, (c) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.5, (d) agrees that service as provided in clause (c) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect and (e) agrees each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

SECTION 7.14                          Waiver of Jury Trial.  Each party hereto hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising under this Agreement or any of the other Security Documents or any dealings between them relating to the subject matter of this Agreement or the intents and purposes of the other Security Documents.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement or the intents and purposes of the other Security Documents, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims.  Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each party hereto has already relied on this waiver in entering into this Agreement, and that each party hereto will continue to rely on this waiver in its related future dealings.  Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  This waiver is irrevocable, meaning that it may not be modified either orally or in writing (other than by a mutual written waiver specifically referring to this Section 7.14 and executed by each of the parties hereto), and this waiver shall apply to any subsequent amendments, renewals, supplements or modifications of or to this Agreement or any of the other Security Documents or to any other documents or agreements relating thereto.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 7.15                          Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including in .pdf or .tif format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.16                          Effectiveness.  This Agreement shall become effective upon the execution of a counterpart hereof by the Borrowers, each other Grantor under the Existing

Collateral Trust Agreement, the Administrative Agent, the Trustee and the Collateral Trustee, acting as directed by an Act of Instructing Debtholders.

SECTION 7.17                          Additional Obligors.  The Borrowers shall cause each Subsidiary that becomes an Obligor or is required by any Secured Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Subsidiary to execute and deliver to the parties hereto a Collateral Trust Joinder, whereupon such Subsidiary shall be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof.  The Company agrees to provide each Secured Debt Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section.

SECTION 7.18                          Continuing Nature of this Agreement.  This Agreement, including the subordination provisions hereof, shall be reinstated if at any time any payment or distribution in respect of any of the Priority Lien Obligations is rescinded or must otherwise be returned in an Insolvency Proceeding or a Bankruptcy Case or otherwise by any of the Priority Lien Secured Parties or any representative of any such party (whether by demand, settlement, litigation or otherwise).  In the event that all or any part of a payment or distribution made with respect to the Priority Lien Obligations is recovered from any of the Priority Lien Secured Parties in an Insolvency Proceeding or a Bankruptcy Case or otherwise (and whether by demand, settlement, litigation or otherwise), any payment or distribution received by any of the Second Lien Secured Parties with respect to the Second Lien Obligations from the proceeds of any Collateral or any title insurance policy or, subject to the terms of the Security Documents, any other insurance policy in respect of any Collateral at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, shall be deemed to have been received by the Second Lien Secured Parties in trust as property for the Priority Lien Secured Parties and the Second Lien Secured Parties shall forthwith deliver such payment or distribution to the Collateral Trustee, for the benefit of the Priority Lien Secured Parties, for application to the Priority Lien Obligations until such Priority Lien Obligations shall have been paid in full in cash and all commitments in respect of Priority Lien Obligations shall have been terminated.

SECTION 7.19                                      Insolvency.  This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding or Bankruptcy Case by or against any Obligor.  The rights provided for in this Agreement shall continue after the commencement of any such Insolvency Proceeding or Bankruptcy Case on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

SECTION 7.20                                      Rights and Immunities of Secured Debt Representatives.  The Administrative Agent shall be entitled to all of the rights, protections, immunities and indemnities set forth in the Credit Agreement, the Trustee shall be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative shall be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person shall act as representative, in each case as if specifically set forth herein.  In no event shall any Secured Debt Representative be liable for any act or omission on the part of the Obligors or the Collateral Trustee hereunder.

SECTION 7.21                                      Perfection of Junior Trust Estate.  Solely for purposes of perfecting the Lien of the Collateral Trustee in its capacity as agent of the holders of Second Lien Obligations and the Second Lien Debt Representatives in any portion of the Junior Trust Estate or Collateral in the possession of the Collateral Trustee (or its agents or bailees) as part of the Senior Trust Estate including, without limitation, any instruments, goods, negotiable documents, tangible chattel paper, certificated securities or money, the Collateral Trustee, the holders of Priority Lien Obligations and the Priority Debt Representatives hereby acknowledge that the Collateral Trustee also holds and/or takes possession of such property (including, without limitation, for purposes of Sections 8-106, 8-301 and 9-313 of the UCC) for the benefit of the holders of Second Lien Obligations and the Second Lien Debt Representatives.

SECTION 7.22                                       Voting.  Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will cast all of its votes as a block in respect of any vote under this Agreement.

SECTION 7.23                                       Effect of Amendment and Restatement of Existing Collateral Trust Agreement.  (a)      On the date hereof, the Existing Collateral Trust Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Collateral Trust Agreement shall thereafter be deemed replaced and superseded in all respects by this Agreement, except to evidence any action or omission performed or required to be performed pursuant to the Existing Collateral Trust Agreement prior to the date hereof.  As used in this Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Existing Collateral Trust Agreement by the terms of this Agreement, this Agreement.  The parties hereto acknowledge and agree that (i) this Agreement and the Security Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” under the Existing Collateral Trust Agreement or the Security Documents as in effect prior to the date hereof and which remain outstanding as of the date hereof, (ii) the “Obligations” under the Existing Collateral Trust Agreement and the Security Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereinafter subject to the terms herein) and (iii) the Liens and security interests as granted under the applicable Security Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and are reaffirmed hereby.

(b)                                                               On and after the date hereof, (i) all references to the Existing Collateral Trust Agreement or to the terms defined therein in the Security Documents and in the Secured Debt Documents shall be deemed to refer to this Agreement and the terms defined herein, (ii) all references to any section (or subsection) of the Existing Collateral Trust Agreement in any Security Document shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the date hereof, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Collateral Trust Agreement, as amended and restated hereby.

(c)                                                                This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any Security Document, all terms and conditions of the Security Documents remain in full force and effect unless otherwise specifically amended hereby or by any Security Document.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Secured Party or the Collateral Trustee, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Collateral Trust Agreement or this Agreement or any other provision of the Existing Collateral Trust Agreement or this Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Borrower, any other Obligor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained herein in similar or different circumstances.

ARTICLE 8.                                              SPECIAL PROVISIONS

SECTION 8.1                                             Calculation of Obligations under Commodity Hedging Agreements.  Any calculation of obligations outstanding under a Priority Lien Commodity Hedging Agreement or a Second Lien Commodity Hedging Agreement for purposes of this Agreement or any other Security Document shall be made based on the Hedge Outstanding Amount thereunder.

SECTION 8.2                                             Limitations on Rights of Holders of Second Lien Commodity Hedging Obligations.  Notwithstanding any rights otherwise granted to the Second Lien Secured Parties herein or in any other Security Document, in no event shall any holder of Second Lien Commodity Hedging Obligations be entitled to (x) foreclose on or initiate remedies or otherwise take any action with respect to the Collateral or under the Security Documents or (y) exercise any voting or consent right with respect to the Collateral or under the Security Documents, including with respect to requests for releases and/or subordination of Liens, sales, transfers or other dispositions of Collateral or amendments to the Security Documents, unless either of the following conditions is satisfied (but subject in all cases to the rights of holders of Priority Lien Obligations):

(a)                                 holders of Second Lien Obligations other than Second Lien Commodity Hedging Obligations initiate foreclosure remedies or other actions against the Collateral; or

(b)                                 the Borrowers and the other Obligors owe less than $10,000,000 in aggregate principal amount of Second Lien Debt for Borrowed Money to Persons that are not Affiliates of the Borrowers;

provided that (i) the provisions of this Section 8.2 shall not apply after the Discharge of Priority Lien Obligations and the Discharge of Second Lien DFBM Obligations, (ii) the provisions of this Section 8.2 shall not apply with respect to the exercise of voting and consent rights under the proviso to Sections 4.1(a)(y)(iv) and 7.1(a)(ii) and (iii) at all times before and after the occurrence of the events described in clauses (a) and (b) above, the consent of a holder of Second

Lien Commodity Hedging Obligations shall be required at all times with respect to (x) changes in the priority of such holder’s Lien or (y) other changes or actions under the Security Documents as to which such holder is disproportionately impacted relative to other holders of Second Lien Obligations.

SECTION 8.3                                             Limitations on Rights of Holders of Priority Lien Commodity Hedging Obligations.  Notwithstanding any rights otherwise granted to the Priority Lien Secured Parties herein or in any other Security Document, in no event shall any holder of Priority Lien Commodity Hedging Obligations be entitled to (x) foreclose on or initiate remedies or otherwise take any action with respect to the Collateral or under the Security Documents or (y) exercise any voting or consent right with respect to the Collateral or under the Security Documents, including with respect to requests for releases and/or subordination of Liens, sales, transfers or other dispositions of Collateral or amendments to the Security Documents, unless holders of Priority Lien Obligations other than Priority Lien Commodity Hedging Obligations have initiated foreclosure remedies or other actions against the Collateral; provided that (i) the provisions of this Section 8.3 shall not apply after the Discharge of Priority Lien DFBM Obligations, (ii) the provisions of this Section 8.3 shall not apply with respect to the exercise of voting and consent rights under the proviso to Section 4.1(a)(y)(iv) and under Section 7.1(a)(ii) and (iii) the consent of a holder of Priority Lien Commodity Hedging Obligations shall be required at all times with respect to (x) changes in the priority of such holder’s Lien or (y) other changes or actions under the Security Documents as to which such holder is disproportionately impacted relative to other holders of Priority Lien Obligations.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Collateral Trust Agreement to be executed by their respective officers or representatives hereunto duly authorized as of the day and year first above written.

The Borrowers:

GENON ENERGY, INC., as a Borrower

By:
Name: Gaetan Frotte
Title: Treasurer

NRG AMERICAS, INC. (f/k/a GENON AMERICAS, INC.), as a Borrower

By:
Name: Gaetan Frotte
Title: Treasurer

[Amended & Restated CTA]

The Grantors:

GENON ENERGY HOLDINGS, INC.
GENON ENERGY MANAGEMENT, LLC
GENON ENERGY SERVICES, LLC
GENON MID-ATLANTIC DEVELOPMENT, LLC
GENON POWER OPERATING SERVICES MIDWEST, INC.
HUDSON VALLEY GAS CORPORATION
MIRANT NEW YORK SERVICES, LLC
MIRANT POWER PURCHASE, LLC
NRG BOWLINE LLC
NRG CALIFORNIA NORTH LLC
NRG CANAL LLC
NRG FLORIDA GP, LLC
NRG LOVETT DEVELOPMENT I LLC
NRG LOVETT LLC
NRG NEW YORK LLC
NRG NORTH AMERICA LLC
NRG NORTHEAST GENERATION, INC.
NRG NORTHEAST HOLDINGS, INC.
NRG POTRERO LLC
NRG POWER GENERATION ASSETS LLC
NRG POWER GENERATION LLC
NRG POWER MIDWEST GP LLC
NRG SABINE (DELAWARE), INC.
NRG SABINE (TEXAS), INC.
NRG WHOLESALE GENERATION GP LLC
ORION POWER NEW YORK GP, INC.
ORION POWER NEW YORK LP, LLC
RRI ENERGY SERVICES, LLC

By:
Name: Gaetan Frotte
Title: Treasurer

[Amended & Restated CTA]

MIRANT INTELLECTUAL ASSET MANAGEMENT AND MARKETING, LLC
MNA FINANCE CORP.
RRI ENERGY BROADBAND, INC.
RRI ENERGY CHANNELVIEW
(DELAWARE) LLC
RRI ENERGY CHANNELVIEW (TEXAS) LLC
RRI ENERGY COMMUNICATIONS, INC.
RRI ENERGY TRADING EXCHANGE, INC.
RRI ENERGY VENTURES, INC.
RRI ENERGY SERVICES CHANNELVIEW LLC
RRI ENERGY SERVICES DESERT BASIN, LLC
RRI ENERGY SOLUTIONS EAST LLC

By:
Name: Gaetan Frotte
Title: President & Treasurer

GENON AMERICAS PROCUREMENT, INC.
GENON ASSET MANAGEMENT, LLC
GENON SPECIAL PROCUREMENT, INC.

By:
Name: Rachel Smith
Title: Treasurer

NRG FLORIDA LP
By: NRG Florida GP, LLC, its General Partner

By:
Name: Gaetan Frotte
Title: Treasurer

NRG POWER MIDWEST LP
By: NRG Power Midwest GP LLC, its General Partner

By:
Name: Gaetan Frotte
Title: Treasurer

[Amended & Restated CTA]

NRG WHOLESALE GENERATION LP
By: NRG Wholesale Generation GP LLC, its General Partner

By:
Name: Gaetan Frotte
Title: Treasurer

ORION POWER NEW YORK, L.P.
By: Orion Power New York GP, Inc., its General Partner

By:
Name: Gaetan Frotte
Title: Treasurer

RRI ENERGY CHANNELVIEW LP
By: RRI Energy Channelview (Texas) LLC, its General Partner

By:
Name: Gaetan Frotte
Title: President & Treasurer

[Amended & Restated CTA]

The Collateral Trustee:

THE BANK OF NEW YORK MELLON, as Collateral Trustee

By:
Name:
Title:

[Amended & Restated CTA]

The Existing Collateral Trustee:

U.S. Bank National Association, as Existing Collateral Trustee

By:
Name:
Title:

[Amended & Restated CTA]

The Administrative Agent:

NRG Energy, Inc., as Administrative Agent

By:

By:
Name:
Title:

[Amended & Restated CTA]

The Trustee:

THE BANK OF NEW YORK MELLON, as Trustee

By:

By:
Name:
Title:

[Amended & Restated CTA]

Exhibit A to

Amended and Restated Collateral Trust Agreement

Collateral Trust Joinder – New Representative

[    ], 20[     ]

Reference is made to the Amended and Restated Collateral Trust Agreement, dated as of [   ], 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement;” capitalized terms used but not defined herein have the meanings assigned to such terms in the Collateral Trust Agreement), by and among GenOn Energy, Inc. and NRG Americas, Inc., as Borrowers, the other Grantors party thereto, NRG Energy, Inc., as Administrative Agent under the Credit Agreement (as defined therein), The Bank of New York Mellon, as Trustee and The Bank of New York Mellon, as Collateral Trustee.

1. Joinder.  The undersigned,                      , a                , (the “New Representative”) as [trustee, administrative agent] under that certain [describe applicable indenture, credit agreement or other document governing the additional secured debt] hereby agrees to become party as [a Second Lien Debt Representative] [a Priority Debt Representative] under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation.

[Option A: to be used if Additional Debt is Second Lien Debt]  The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Debt Representative hereby agrees, for the enforceable benefit of all holders of each current and future Series of Priority Lien Debt and Second Lien Debt, each current and future Priority Debt Representative, each other current and future Second Lien Debt Representative and each current and future Priority Lien Secured Party and Second Lien Secured Party and as a condition to the Series of Secured Debt Represented by it being treated as Secured Debt under the Collateral Trust Agreement and the other Security Documents that:

(a)                                 as provided by Section 2.5 of the Collateral Trust Agreement, and subject to Section 2.6 of the Collateral Trust Agreement, all Second Lien Obligations will be and are secured Equally and Ratably by all Second Liens at any time granted by the Borrower or any other Obligor to secure any Obligations in respect of any Series of Second Lien Debt, and that all such Second Liens will be enforceable by the Collateral Trustee for the benefit of all Second Lien Secured Parties Equally and Ratably;

(b)                                 the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second

Lien Debt Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Second Liens and the order of application of proceeds from the enforcement of Second Liens; and

(c)                                  the Collateral Trustee shall perform its obligations under and in accordance with the Collateral Trust Agreement and the other Security Documents.

[Option B: to be used if Additional Debt is Priority Lien Debt]  [The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Debt Representative, hereby agrees, for the enforceable benefit of all holders of each existing and future Series of Priority Lien Debt and Second Lien Debt, each current and future Second Lien Debt Representative, each other existing and future Priority Debt Representative and each current and future Priority Lien Secured Party and Second Lien Secured Party and as a condition to the Series of Secured Debt represented by it being treated as Secured Debt under the Collateral Trust Agreement and other Security Documents that:

(a)                                 as provided by Section 2.5 of the Collateral Trust Agreement, and subject to Section 2.6 of the Collateral Trust Agreement, all Priority Lien Obligations will be and are secured Equally and Ratably by all Priority Liens at any time granted by the Borrowers or any other Grantor to secure any Obligations in respect of any Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all Priority Lien Secured Parties Equally and Ratably;

(b)                                 the New Representative and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Debt Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Priority Liens and the order of application of proceeds from the enforcement of Priority Liens; and

(c)                                  the Collateral Trustee shall perform its obligations under and in accordance with the Collateral Trust Agreement and the other Security Documents.]

3. Releases. The undersigned acknowledges and agrees that the Lien held by the Collateral Trustee for its benefit may be released and/or subordinated without the undersigned’s consent pursuant to the terms of Article 4 of the Collateral Trust Agreement.

4. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement shall apply with like effect to this Collateral Trust Joinder.

[Signature pages follow]

[Amended & Restated CTA]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Collateral Trust Joinder as of the day and year first above written.

[ ]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

THE BANK OF NEW YORK MELLON,
as Collateral Trustee

By:
Name:
Title:

Exhibit B to

Amended and Restated Collateral Trust Agreement

Collateral Trust Joinder – New Obligor

[     ], 20[     ]

Reference is made to the Amended and Restated Collateral Trust Agreement, dated as of [   ], 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement;” capitalized terms used but not defined herein have the meanings assigned to such terms in the Collateral Trust Agreement), by and among GenOn Energy, Inc. and NRG Americas, Inc., as Borrowers, the other Grantors party thereto, NRG Energy, Inc., as Administrative Agent under the Credit Agreement (as defined therein), The Bank of New York Mellon, as Trustee and The Bank of New York Mellon, as Collateral Trustee.

1. Joinder.  The undersigned,                      , a                , hereby agrees to become party as a Grantor and an Obligor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.  Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Signature pages follow]

[Amended & Restated CTA]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of                    , 20    .

[ ]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantor:

THE BANK OF NEW YORK MELLON, as Collateral Trustee

By:
Name:
Title:

AMENDED AND RESTATED SECURITY AGREEMENT

dated as of [        ], 2017

made by

GENON ENERGY, INC.,

NRG AMERICAS, INC.

and certain of their Subsidiaries

in favor of

THE BANK OF NEW YORK MELLON,

as Collateral Trustee,

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		Page
6.6.	Proceeds to Be Turned Over to Collateral Trustee	30
6.7.	Application of Proceeds	30
6.8.	Code and Other Remedies	31
6.9.	Securities Law Issues	32
6.10.	Deficiency	32
6.11.	Separate Liens	32

SECTION 7.	THE COLLATERAL TRUSTEE	33

7.1.	Collateral Trustee’s Appointment as Attorney-in-Fact, etc.	33
7.2.	Duty of Collateral Trustee	34
7.3.	Authorization of Financing Statements	35
7.4.	Authority of Collateral Trustee	35
7.5.	Access to Collateral, Books and Records; Other Information	35
7.6.	The Collateral Trustees	36
7.7.	. The Collateral Trustee shall have all of the rights (including indemnification rights), powers, benefits, privileges, protections, indemnities and immunities granted to the Collateral Trustee under the Collateral Trust Agreement, all of which are incorporated herein mutatis mutandis	36

SECTION 8.	MISCELLANEOUS	36

8.1.	Amendments in Writing	36
8.2.	Notices	36
8.3.	No Waiver by Course of Conduct; Cumulative Remedies	36
8.4.	Additional Secured Debt Representative	37
8.5.	Enforcement Expenses; Indemnification	37
8.6.	Successors and Assigns	37
8.7.	Set-Off	37
8.8.	Counterparts	38
8.9.	Severability	38
8.10.	Section Headings	38
8.11.	Integration	38
8.12.	APPLICABLE LAW	38
8.13.	Submission to Jurisdiction; Waivers	38
8.14.	Acknowledgments	39
8.15.	Additional Grantors	39
8.16.	Releases	39
8.17.	Conflicts	39
8.18.	WAIVER OF JURY TRIAL	40
8.19.	Effect of Amendment and Restatement of Existing Security Agreement	40
8.20.	Release. Each Released Grantor is hereby released from the Existing Security Agreement and any obligations thereunder and the Collateral Trustee hereby agrees that they shall have no obligations under this Agreement, and that all Liens on any property of any Released Grantors shall be and are hereby automatically released, discharged and terminated;	41

ii

Exhibits:

Exhibit A	[Reserved]
Exhibit B	[Reserved]
Exhibit C	[Reserved]
Exhibit D	[Reserved]
Exhibit E	Form of Intellectual Property Security Agreement

Annexes:

Annex 1	Assumption Agreement

Schedules:

Schedule 4.2(a)	Filings and Other Actions Required to Perfect Security Interests
Schedule 4.3	Organizational Information
Schedule 4.6(a)	Description of Equity Instruments
Schedule 4.6(b)	Description of Pledged Debt Instruments
Schedule 4.6(c)	Description of Pledged Accounts
Schedule 4.9	Intellectual Property
Schedule 4.11	Commercial Tort Claims
Schedule 8.2	Notice Addresses of Grantors

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AMENDED AND RESTATED SECURITY AGREEMENT, dated as of [     ], 2017, made by GenOn Energy, Inc., a Delaware corporation (the “Company”), NRG Americas, Inc. (f/k/a GenOn Americas, Inc.), a Delaware corporation (“GAI”), each of the other Grantors from time to time party hereto, in favor of The Bank of New York Mellon, in its capacity as Collateral Trustee for the Priority Lien Secured Parties, the Second Lien Secured Parties and their respective Priority Debt Representatives and Second Lien Representatives from time to time entitled to the benefits of the Amended and Restated Collateral Trust Agreement, dated as of [     ], 2017 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among the Company, GAI, the other Grantors party thereto, NRG Energy, Inc., a Delaware corporation, as Administrative Agent under the Credit Agreement (as defined below) (the “Administrative Agent”), The Bank of New York Mellon as Trustee under the Indenture (as defined below) (the “Trustee”), the Collateral Trustee and the other parties from time to time party thereto.

W I T N E S S E T H:

WHEREAS, the Company, GAI, each other Grantor party thereto, the Collateral Trustee, the Administrative Agent and the other parties thereto, are parties to the Security Agreement, dated as of December 3, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Security Agreement”);

WHEREAS, on the date hereof, substantially contemporaneous with the amendment and restatement of the Existing Security Agreement by this Agreement, the Company, GAI, the Administrative Agent, the Trustee, the other Grantors and the Collateral Trustee have agreed to amend and restate in its entirety the Existing Collateral Trust Agreement (as defined below) by entering into the Collateral Trust Agreement;

WHEREAS, each of the Company and GAI is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement, the Indenture and each other Series of Secured Debt have been or will be used to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Company, GAI and the other Grantors are engaged in related businesses, and each Grantor will derive (or has derived) substantial direct and indirect benefit from the extensions of credit under the Credit Agreement, the Indenture and each other Series of Secured Debt;

WHEREAS, it is a condition precedent to the obligation of the Secured Parties to make and continue to make their respective extensions of credit to the Company and the other Grantors under their respective Secured Debt Documents that the Grantors shall have executed and delivered this Agreement to the Collateral Trustee for the benefit of the Secured Parties;

WHEREAS, pursuant to the Existing Security Agreement, certain of the Grantors have secured (a) the Obligations under the Credit Agreement and any other existing or future Priority Lien Debt on a first priority basis and (b) subject to such priority, the Obligations under any existing or future Second Lien Debt on a second priority basis, in the case of each of clauses (a) and (b), with Liens on all present and future Collateral to the extent that such Liens have been provided thereunder;

WHEREAS, except as set forth immediately below, the Grantors intend to continue to secure (a) the Obligations under the Credit Agreement, the Indenture and any other existing and/or future Priority Lien Debt on a first priority basis and (b) subject to such priority, the Obligations under any existing and/or future Second Lien Debt on a second priority basis, in the case of each of clauses (a) and (b), with Liens on all present and future Collateral to the extent that such Liens have been provided for hereunder;

WHEREAS, as of the date hereof, each existing Grantor (prior to giving effect to this Agreement) party to the Existing Security Agreement that is not party hereto (collectively, the “Released Grantors”) is being released from its guarantee, if any, under the Guarantee Agreement (as defined in the Credit Agreement) and is hereby being released as Grantor under the Existing Security Agreement and the Collateral Trustee hereby releases each of the Released Grantors from their obligations and the Existing Security Agreement and agrees that they shall have no further obligations under this Agreement, and all Liens on the property of such Released Grantors granted pursuant to the Existing Security Agreement shall be and are hereby discharged and terminated;

WHEREAS, the Company, GAI and the other Grantors have entered into the Collateral Trust Agreement which sets forth the terms on which each Secured Party has appointed the Collateral Trustee as trustee for the present and future holders of the Secured Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee and to enforce the Security Documents, including this Agreement, and all interests, rights, powers and remedies of the Collateral Trustee in respect thereof or thereunder and the proceeds thereof;

WHEREAS, the Company has requested that the Existing Security Agreement be amended and restated in its entirety to make certain changes as more fully set forth below; and

WHEREAS, to accomplish the foregoing, the Collateral Trustee acting as directed by an Act of Instructing Debtholders is willing to consent to the amendment and restatement of the Existing Security Agreement in its entirety by this Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Secured Debt Documents and to induce such Secured Parties to continue to make their respective extensions of credit to the applicable Grantors thereunder, each Grantor and the Collateral Trustee, acting as directed by an Act of Instructing Debtholders, hereby agrees that the Existing Security Agreement be amended and restated to read in its entirety as follows:

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SECTION 1.         DEFINED TERMS

1.1.         Definitions.           (a)  Unless otherwise defined herein, capitalized terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement, and the following capitalized terms are used herein as defined in the New York UCC (and if defined in more than one Article of the New York UCC shall have the meanings given in Article 9 thereof):  Accounts, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter of Credit, Letter of Credit Rights, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b)           The following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the preamble.

“Agreement” shall mean this Amended and Restated Security Agreement, as the same may be amended, restated, amended and restated, supplemented, modified or replaced from time to time.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which commercial banks in New York City are authorized or required by law to close.

“Capital Stock” shall mean (i) in the case of a corporation, corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Closing Date” shall mean [     ], 2017.(1)

“Collateral” shall mean, with respect to any Grantor, all of the personal property of such Grantor, including, in any event, the property described in items (i) through (xx) below, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest:

(i)            all Accounts;

(1)           NTD: to be the Escrow Release Date.

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(ii)           all Chattel Paper;

(iii)          all Collateral Accounts and all Collateral Account Funds;

(iv)          all Commercial Tort Claims from time to time specifically described on Schedule 4.11;

(v)           all Contracts;

(vi)          all Deposit Accounts;

(vii)         all Documents;

(viii)        all Equipment;

(ix)          all Fixtures;

(x)           all General Intangibles;

(xi)          all Goods;

(xii)         all Instruments;

(xiii)        all Intellectual Property;

(xiv)        all Inventory;

(xv)         all Investment Property;

(xvi)        all Letters of Credit and Letter of Credit Rights;

(xvii)       all Money;

(xviii)      all Pledged Securities;

(xix)        all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time pertain to or evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(xx)         to the extent not otherwise included, all other property, whether tangible or intangible, of such Grantor and all Proceeds and products accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in Section 3, this Agreement shall not, at any time, constitute a grant of a security interest

4

in, and the term “Collateral” does not include, any property that is an Excluded Asset (other than any Proceeds of such Excluded Assets unless such Proceeds would otherwise independently constitute Excluded Assets); and provided, further, that if and when any property shall cease to be an Excluded Asset, the right, title, power and interest of each applicable Grantor in and to such property shall be deemed at all times from and after the date thereof to constitute Collateral.

“Collateral Account” shall mean any collateral account established by the Collateral Trustee as provided in Section 6.1 or 6.6.

“Collateral Account Funds” shall mean, collectively, the following from time to time on deposit in a Collateral Account (in each case, other than Excluded Assets): all funds (but excluding all trust monies), investments (including all cash equivalents) credited to, or purchased with funds from, any Collateral Account and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Trustee for or on behalf of any Grantor in substitution for, or in addition to, any or all of the Collateral; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Collateral.

“Collateral Trustee” shall mean The Bank of New York Mellon, in its capacity as Collateral Trustee under the Collateral Trust Agreement, and its successors and assigns in such capacity.

“Collateral Trust Agreement” shall have the meaning assigned to such term in the preamble.

“Company” shall have the meaning assigned to such term in the preamble.

“Contracts” shall mean all contracts and agreements (in each case, whether written or oral, or third party or intercompany) between any Grantor and any Person, as the same may be amended, assigned, extended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, including (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Grantor to damages arising thereunder and (iv) all rights of any Grantor to terminate, and to perform and compel performance of, such Contracts and to exercise all remedies thereunder.

“control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative thereto; provided that when used in connection with the Collateral Trustee’s rights with respect to, or security interest in, any Collateral, “control” shall have the meaning specified in the  New York UCC with respect to that type of Collateral.

5

“Control Agreement (Commodities Contracts)” shall mean a Control Agreement in such form as reasonably agreed by the Administrative Agent or (to the extent applicable, in each case) the Collateral Trustee, to be executed and delivered by the applicable Grantor and the other party or parties thereto with respect to each Commodity Contract of such Grantor in order to grant “control” within the meaning of Section 9-106(b)(2) of the New York UCC to the Collateral Trustee as required by Section 5.1(e).

“Control Agreement (Deposit and Securities Accounts)” shall mean a Control Agreement in  such form as reasonably agreed by the Administrative Agent or (to the extent applicable, in each case) the Collateral Trustee, to be executed and delivered by the applicable Grantor and the other party or parties thereto with respect to each Deposit Account or Securities Account of such Grantor in order to grant “control” within the meaning of Section 9-104 or 8-106(d)(2), as applicable, of the New York UCC to the Collateral Trustee.

“Copyright Licenses” shall mean any agreement, whether written or oral, naming any Grantor as licensor or licensee (including those listed in Schedule 4.9 (as such schedule may be amended or supplemented from time to time)), granting any right in, to or under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright or providing for a covenant not to sue for infringement or other violation of any Copyright.

“Copyrights” shall mean (i) all copyrights arising under the laws of the United States, any other country, or union of countries, or any political subdivision of any of the foregoing, whether registered or unregistered and whether published or unpublished (including those listed in Schedule 4.9 (as such schedule may be amended or supplemented from time to time)), all registrations and recordings thereof, and all applications in connection therewith and rights corresponding thereto throughout the world, including all registrations, recordings and applications in the United States Copyright Office, (ii) the right to, and to obtain, all extensions and renewals of any of the foregoing, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Counterparty Account” shall mean any Deposit Account, Securities Account or Commodities Account (and all cash, cash equivalents and other securities or investments substantially comparable to cash equivalents therein) pledged to or deposited with the Company, GAI or any Restricted Subsidiary (as defined in the Indenture) as cash collateral posted or deposited by a contract counterparty (including a counterparty in respect of Hedging Obligations) to or for the benefit of the Company, GAI or any Restricted Subsidiary (as defined in the Indenture), in each case, only for so long as such account (and amounts therein) represents a security interest (including as a result of an escrow arrangement) in favor (and not an ownership interest in the amounts therein) of the Company, GAI or the applicable Restricted Subsidiary (as defined in the Indenture).

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“Credit Agreement” shall mean that certain Revolving Credit Agreement, dated as of December 14, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time) among the Company, GAI, the lenders from time to time party thereto and the Administrative Agent.

“Domestic Subsidiaries” shall mean all Subsidiaries incorporated, formed or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“dollars” or “$” shall mean lawful money of the United States of America.

“Equity Interests” shall mean Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Excluded Accounts” shall mean (a) any payroll account, other employee wage and benefit accounts, (b) tax accounts, including sales tax accounts, (c) escrow, fiduciary or trust accounts and (d) any account with deposits of cash collateral solely for the benefit of third parties to the extent such cash collateral is permitted by the Secured Debt Documents.

“Excluded Assets” shall mean:

(a) any lease, license, contract or agreement to which any Grantor is a party (including any of its rights or interests thereunder) or any asset, permit or property rights of such Grantor of any nature to the extent the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor under such lease, license, contract, agreement, asset, permit or property right or result in such Grantor’s loss of use of such asset or property right or (ii) a breach or termination pursuant to the terms of such lease, license, contract, permit or agreement, or a default under, any such lease, license, contract, agreement, permit or property right (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions) or any other applicable law (including the bankruptcy code) or principles of equity);

(b) any lease, license, contract or agreement to which any Grantor is a party (including any of its rights or interests thereunder) or any asset, permit or property right of any nature to the extent that any applicable law prohibits the creation of a security interest thereon (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions) or any other applicable law (including the bankruptcy code) or principles of equity);

(c) [reserved];

(d) any Capital Stock of any Unrestricted Subsidiary (as defined in the Credit Agreement as in effect on the date hereof);

7

(e) any Capital Stock of any Restricted Subsidiary (as defined in the Credit Agreement as in effect on the date hereof) that is not a Grantor to the extent a pledge of such Capital Stock is prohibited under the applicable financing or lease documents of such Person or its subsidiaries that are in effect on the Closing Date, or under any Project Finance Debt (as defined in the Credit Agreement as in effect on the date hereof);

(f) any voting Capital Stock of any Foreign Subsidiary in excess of 65% of the total outstanding voting Capital Stock of such Foreign Subsidiary incurred by such Subsidiary;

(g) any Excluded Accounts;

(h) any property subject to a Lien permitted under the Secured Debt Documents securing a purchase money agreement, capital lease obligation or similar arrangement permitted under the Secured Debt Documents to the extent, and for so long as, that the creation of a security interest therein is prohibited thereby (or otherwise requires consent, provided that there shall be no obligation to seek such consent) or creates a right of termination or favor of a third party, in each case, other than to the extent such prohibition or termination right would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC, and excluding the proceeds and receivables thereof to the extent not otherwise constituting Excluded Assets;

(i) any Commercial Tort Claim for which no claim has been made or with a value of less than $2,000,000 for which a claim has been made:

(j) any assets with respect to which granting a security interest in such assets in favor of the Secured Parties under the Security Documents could reasonably be expected to result in an adverse tax consequence or material adverse regulatory consequences, in each case, as reasonably determined by the Company and GAI in consultation with the Collateral Trustee;

(k) amounts payable to any Grantor that such Grantor is collecting on behalf of Persons that are not Grantors;

(l) any assets with respect to which granting a security interest in such assets is prohibited by or would violate law, treaty, rule or regulation (including regulations adopted by Federal Energy Regulatory Commission, PJM Interconnection LLC and/or the Nuclear Regulatory Commission) or determination of an arbitrator or a court or other Governmental Authority or which would require obtaining the consent, approval, license or authorization of any Governmental Authority (unless such consent, approval, license or authorization has been received; provided that there shall be no obligation to obtain such consent) or create a right of termination in favor of any governmental or regulatory third party, in each case after giving effect to Sections 9-407 through 409 of the New York UCC or other applicable law;

(m) any Equity Interest of a Person held by any Grantor if and for so long as the pledge thereof under the Security Documents shall constitute or result in a breach, termination or default under any joint venture, stockholder, membership, limited liability

8

company, partnership, owners, participation, shared facility or other similar agreement between such Grantor and one or more other holders of Equity Interests of such Person (other than any such other holder who is the Company, GAI or a Subsidiary thereof); provided that such Equity Interest shall be an Excluded Asset only to the extent and for so long as the consequences specified above shall exist and shall cease to be an Excluded Asset and shall become subject to the security interest granted under the Security Documents, immediately and automatically, at such time as such consequences shall no longer exist;

(n) any vehicles, airplanes and other assets subject to certificates of title;

(o) letter-of-credit rights to the extent a security interest therein cannot be perfected automatically or by a UCC filing (other than supporting obligations);

(p) any “intent to use” trademark application filed and accepted in the United States Patent and Trademark Office unless and until an amendment to allege use or a statement of use has been filed and accepted by the United States Patent and Trademark Office to the extent, if any, that, and solely during the period, if any, in which the grant of security interest therein could impair the validity or enforceability of such “intent to use” trademark application under federal law;

(q) any Counterparty Account, and any cash, Cash Equivalents (as defined in the Indenture) and other funds and investments held therein and the proceeds thereof, received from a contract counterparty (including a counterparty in respect of Hedging Obligations (as defined in the Collateral Trust Agreement)) (collectively, the “Counterparty Cash”) but only to the extent that any agreements governing the underlying transactions with a contract counterparty pursuant to which any such Counterparty Cash was received provide that the pledging of, or other granting of any Lien in, the relevant Counterparty Cash as collateral for the Obligations of the Company, GAI or any Grantor under the Secured Debt Documents shall constitute or result in a breach, termination, default or invalidity under any such agreement, provided, however, that such Counterparty Cash shall be an Excluded Asset only to the extent and for so long as the consequences specified above shall exist, and shall cease to be an Excluded Asset and shall become subject to the security interest granted under the Security Documents, immediately and automatically, at such time as such consequences shall no longer exist; and provided, further, that any Lien the Company, GAI or any Grantor may have in any such Counterparty Cash shall not be deemed to be an Excluded Asset under this clause (q) and such Lien shall follow and be treated as part of the underlying agreement (including any Hedging Obligations) which agreement (including any Hedging Obligations) shall (to the extent applicable) be subject to the terms and conditions of clause (a) of this definition; and

(r) any Capital Stock issued by any Excluded Project Subsidiary.

“Excluded Perfection Accounts” shall mean (a) any petty cash account funded in the ordinary course of business having a balance not exceeding $2,000,000 at any time, (b) any zero balance account or any account that is automatically swept to any other

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account, (c) any other deposit account so long as at any date of determination the aggregate average monthly balance for the 12 months ending on such date in any such deposit account is not in excess of $2,000,000 and the aggregate average monthly balance for the 12 months ending on such date of all deposit accounts that are not subject to Control Agreements (Deposit and Securities Accounts) is not in excess of $4,000,000 and (d) any deposit account with a depository bank that has located the account outside of the United States of America, or any of its territories or possessions.

“Excluded Perfection Actions” shall mean any action (other than the filing of UCC financing statements) to (i) perfect any security interest in vehicles subject to certificate of title statutes, (ii) perfect any security interests in government contracts, (iii) grant or perfect any security interests under any law other than the laws of the United States, any State thereof or the District of Columbia, (iv) perfect any security interest in any Collateral (other than Pledged Securities, Tangible Chattel Paper, Negotiable Documents or Instruments as otherwise specifically required hereunder) by possession or (v) perfect any security interest in Excluded Perfection Assets or on any other assets with respect to which, the Company, GAI and the Collateral Trustee (acting at the direction of the Priority Lien Secured Parties or the Second Lien Secured Parties, as applicable under the terms of the Collateral Trust Agreement) reasonably determine, the cost or other consequences of perfecting a Lien in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom.

“Excluded Perfection Assets” shall mean any property or assets that are Collateral that, (i) in the case of property or assets that are not Deposit Accounts, do not have a fair market value  at any time exceeding $2,000,000 individually or $5,000,000 in the aggregate in which a security interest cannot be perfected by the filing of a financing statement under the New York UCC or, in the case of Equity Interests, either the filing of a financing statement under the New York UCC or the possession of certificates representing such Equity Interests, (ii) constitute leasehold interests of the Company, GAI or any of their Restricted Subsidiaries (as defined in the Credit Agreement) in real property (other than any real property constituting a power or energy related facility); including, for the avoidance of doubt, any requirement to obtain any landlord or other third party waivers, estoppels, consents or collateral access letters in respect of such leasehold interests, and (iii)  constitute Intellectual Property over which a Lien is required to be perfected by actions in any jurisdiction other than the United States.  To the extent that the fair market value of any such property or asset exceeds $2,000,000 individually, such property or asset shall cease to be an Excluded Perfection Asset and, to the extent that the fair market value of such property or assets shall exceed $5,000,000 in the aggregate at any time, such property or assets shall cease to be Excluded Perfection Assets to the extent of such excess fair market value.

“Excluded Project Subsidiary” shall mean, at any time, (i) each Subsidiary of the Company that is an obligor or otherwise bound with respect to Non-Recourse Debt on the Closing Date, (ii) any Person that becomes a Subsidiary of the Company after the Closing Date that is an obligor or otherwise bound with respect to Indebtedness that constitutes Non-Recourse Debt and that is not an obligor with respect to any Indebtedness that is not Non-Recourse Debt,

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(iii) any Person that is a Subsidiary of the Company on the Closing Date or any Person that becomes a Subsidiary of the Company after the Closing Date and that, in each case, has been designated, by a certificate executed by a Responsible Officer, as an Excluded Project Subsidiary dedicated to constructing or acquiring power generation facilities or related ancillary assets or properties that are to be financed only with equity contributions and Non-Recourse Debt (and not any other Indebtedness), (iv) NRG REMA, LLC and its subsidiaries and GenOn Mid-Atlantic, LLC and its Subsidiaries, and (v) any Subsidiary of the Company that has been released as a “Guarantor” under and as defined in all of the Priority Lien Documents.

“Existing Collateral Trust Agreement” shall mean that certain Collateral Trust Agreement, dated as of December 3, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof) among the Company, GAI, the Administrative Agent, the Collateral Trustee and the other parties thereto.

“Existing Credit Agreement” shall have the meaning assigned to such term in the recitals.

“Existing Security Agreement” shall have the meaning assigned to such term in the recitals.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, any agency (including the Federal Energy Regulatory Commission), authority, instrumentality, regulatory body, court, central bank or other governmental entity or quasi-governmental entity (including PJM Interconnection LLC) exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Grantors” shall mean the collective reference to the Company, GAI and each other Subsidiary that is or becomes a party hereto as provided herein. For the avoidance of doubt, from and after the date hereof no Released Grantor nor any Excluded Project Subsidiary shall be a Grantor hereunder.

“Indenture” shall mean that certain indenture, dated as of May   , 2017 among the Company, the Grantors and The Bank of New York Mellon, as trustee, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Intellectual Property” shall mean the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all proceeds therefrom, including

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license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Collateral” shall mean the Intellectual Property included in the Collateral.

“Investment Property” shall mean the collective reference (in each case, other than any Excluded Assets) to (i) all “investment property” as such term is defined in Section 9-102(a)(b)(49) of the New York UCC including all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts, and (ii) whether or not otherwise constituting “investment property,” all Pledged Notes, all Pledged Equity Interests, all Pledged Security Entitlements and all Pledged Commodity Contracts.

“Issuers” shall mean the collective reference to each issuer of a Pledged Security.

“Licensed Intellectual Property” shall have the meaning assigned to such term in Section 4.10.

“Lien” shall mean any mortgage, pledge, lien, hypothecation, security interest or other charge, encumbrance or other arrangement, in each case, in the nature of a security interest in property; provided, however, that the term “Lien” shall not mean any easements, survey exceptions, reservations (including those for, rights-of-way, sewers, electric lines, telegraph and telephone lines, other utilities, mineral reservations and rights), zoning restrictions, encroachments, minor title deficiencies, leases, subleases, licenses, sublicenses, or other restrictions on the use of property or other similar encumbrances.

“Material Adverse Effect” shall have the meaning assigned to such term in the Credit Agreement as in effect on the date hereof.

“Material Intellectual Property” shall have the meaning assigned to such term in Section 4.10.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “New York UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“Non-Recourse Debt” shall have the meaning assigned to such term in the Indenture as in effect on the date hereof.

“Owned Intellectual Property” shall have the meaning assigned to such term in Section 4.10.

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“Patent License” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including any of the foregoing listed in Schedule 4.9 (as such schedule may be amended or supplemented from time to time) or providing for a covenant not to sue for infringement or other violation of any Patent.

“Patents” shall mean (i) all letters patent of the United States, any other country, union of countries or any political subdivision of any of the foregoing, all reissues and extensions thereof, including any of the foregoing listed in Schedule 4.9 (as such schedule may be amended or supplemented from time to time), (ii) all applications for letters patent of the United States or any other country or union of countries or any political subdivision of any of the foregoing and all divisions, continuations and continuations-in-part thereof, including any of the foregoing listed in Schedule 4.9 (as such schedule may be amended or supplemented from time to time), (iii) the right to, and to obtain, any reissues or extensions of any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Pledged Commodity Contracts” shall mean all commodity contracts listed on Schedule 4.6(c) (as such schedule may be amended or supplemented from time to time) and all other commodity contracts to which any Grantor is party from time to time.

“Pledged Debt Securities” shall mean all debt securities now owned or hereafter acquired by any Grantor, including the debt securities listed on Schedule 4.6(b) (as such schedule may be amended or supplemented from time to time), together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean all interests of any Grantor now owned or hereafter acquired in any limited liability company (other than those interests that constitute Excluded Assets), including all limited liability company interests listed on Schedule 4.6(a) (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed

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in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option to acquire any of the foregoing, including (i) any Grantor’s right to a share of the profits and losses of such limited liability company, (ii) the right to receive distributions from such limited liability company, (iii) any Grantor’s right to vote and participate in the management of such limited liability company and (iv) any Grantor’s capital account in such limited liability company.

“Pledged Notes” shall mean all promissory notes now owned or hereafter acquired by any Grantor, including those listed on Schedule 4.6(b) (as such schedule may be amended or supplemented from time to time).

“Pledged Partnership Interests” shall mean all interests of any Grantor now owned or hereafter acquired in any general partnership, limited partnership, limited liability partnership or other partnership (other than those interests that constitute Excluded Assets), including all partnership interests listed on Schedule 4.6(a) (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing, including (i) any Grantor’s right to a share of the profits and losses of such partnership, (ii) the right to receive distributions from such partnership, (iii) any Grantor’s right to vote and participate in the management of such partnership and (iv) any Grantor’s capital account in such partnership.

“Pledged Securities” shall mean the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests.

“Pledged Security Entitlements” shall mean all security entitlements with respect to the financial assets listed on Schedule 4.6(c) (as such schedule may be amended or supplemented from time to time) and all other security entitlements of any Grantor.

“Pledged Stock” shall mean all shares of Capital Stock now owned or hereafter acquired by any Grantor (other than those interests that constitute Excluded Assets), including all shares of Capital Stock listed on Schedule 4.6(a) (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing.

“Pledged Trust Interests” shall mean all interests of any Grantor now owned or hereafter acquired in a Delaware business trust or other trust (other than those interests that constitute Excluded Assets), including all trust interests listed on Schedule 4.6(a) (as such schedule may be amended or supplemented from time to time) and the certificates,

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if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests and any other warrant, right or option to acquire any of the foregoing.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable” shall mean all Accounts and any other any right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance.  References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Released Grantor” shall have the meaning assigned to such term in the recitals.

“Requirement of Law” shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person and any law, treaty, rule or regulation or determination, ruling or other directive of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, or which pertains to or governs the legality, validity, perfection, performance or enforcement of the Secured Debt Documents or the Liens thereunder.

“Secured Parties” shall mean any “Secured Party” as such term is defined in the Collateral Trust Agreement and any Person who is holding a Priority Lien Obligation or a Second Lien Obligation (including any Secured Debt Representative and the Collateral Trustee) at any time.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Documents” shall have the meaning assigned to such term in the Collateral Trust Agreement.

“Subsidiary” shall mean any subsidiary of the Company or GAI, as the context requires.

“Trademark License” shall mean any agreement, whether written or oral, providing for the grant by or to any Grantor of any right in, to or under any Trademark, including any of the foregoing listed in Schedule 4.9 (as such schedule may be amended or supplemented from time to time) or providing for a covenant not to sue for infringement, dilution or other violation of any Trademark.

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“Trademarks” shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, union of countries, or any political subdivision of any of the foregoing, or otherwise, and all common-law rights related thereto, including any of the foregoing listed in Schedule 4.9 (as such schedule may be amended or supplemented from time to time), (ii) the right to, and to obtain, all renewals thereof, (iii) the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Trade Secret License” shall mean any agreement, whether written or oral, providing for the grant by or to any Grantor of any right in, to or under any Trade Secret, including any of the foregoing listed in Schedule 4.9 (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how, whether or not reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or describing any of the foregoing, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (iii) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Trustee” shall mean The Bank of New York Mellon in its capacity as trustee under the Indenture.

1.2.                            Other Definitional Provisions.  (a)             The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to the specific provisions of this Agreement unless otherwise specified.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                  Unless otherwise indicated, any reference to any agreement or instrument shall be deemed to include a reference to such agreement or instrument as assigned, amended,

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restated, amended and restated, supplemented, otherwise modified from time to time or replaced in accordance with the terms of such agreement.

(d)                                 Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to the property or assets such Grantor has granted as Collateral or the relevant part thereof.

(e)                                  The words “include,” “includes” and “including,” and words of similar import, shall not be limiting and shall be deemed to be followed by the phrase “without limitation.”

(f)                                   With respect to any term used herein but not defined herein and defined by cross-reference to another agreement, if any such agreement is terminated or shall otherwise cease to be in effect (and there shall not be any restatement, replacement or refinancing thereof), such defined term shall have the meaning set forth in such agreement immediately prior to the time such agreement ceases to be in effect.

SECTION 2.                            [RESERVED]

SECTION 3.                            GRANT OF SECURITY INTEREST;
CONTINUING LIABILITY UNDER COLLATERAL

(a)                                 Each Grantor hereby assigns and transfers to the Collateral Trustee, and grants to the Collateral Trustee, for the benefit of the Priority Lien Secured Parties, a lien on and, except as set forth in Section 4.1 or 4.2, a first priority security interest in all of the Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Priority Lien Obligations.

(b)                                 Each Grantor hereby assigns and transfers to the Collateral Trustee, and grants to the Collateral Trustee, for the benefit of the Second Lien Secured Parties, a lien on and, except as set forth in Section 4.1 or 4.2, a second priority security interest in all of the Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Second Lien Obligations.

(c)                                  It is understood and agreed that the grants of security interest in the Collateral under the foregoing clause (a) and clause (b) constitute two separate and distinct grants of security and Liens, one in favor of the Collateral Trustee in its capacity as collateral trustee for the benefit of the Priority Lien Secured Parties to secure the Priority Lien Obligations and the second in favor of the Collateral Trustee in its capacity as collateral trustee for the benefit of the Second Lien Secured Parties to secure the Second Lien Obligations.  The Grantors and the Collateral Trustee hereby acknowledge and agree that the security interest created hereby in the Collateral is not, in and of itself, to be construed as a grant of a fee interest in (as opposed to a security interest in) any Intellectual Property, including any Copyright, Trademark, Patent, Copyright License, Patent License, Trademark License, Trade Secret or Trade Secret License.

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This Agreement, and the respective security interests and Liens granted and created herein, secures the payment and performance of all Priority Lien Obligations and Second Lien Obligations, respectively, in each case now or hereafter in effect, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including any interest accruing at the then applicable rate provided in any applicable Secured Debt Document after the maturity of the Indebtedness thereunder and reimbursement obligations therein and interest accruing at the then applicable rate provided in any applicable Secured Debt Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, premiums, penalties, indemnifications, expenses or otherwise, and including all amounts that constitute part of the Priority Lien Obligations and Second Lien Obligations and would be owed by any Grantor but for the fact that they are unenforceable or not allowed due to a pending Bankruptcy Case or Insolvency Proceeding.  Without limiting the generality of the foregoing, it is the intent of the parties that (i) the Liens securing the Second Lien Obligations are subject and subordinate to the Liens securing the Priority Lien Obligations and (ii) this Agreement creates two separate and distinct Liens:  the first priority Lien securing the payment and performance of the Priority Lien Obligations and the second priority Lien securing the payment and performance of the Second Lien Obligations, in each case as may be more particularly set forth in the Collateral Trust Agreement.  For purposes of perfecting the security interests hereunder, all property in the possession or control of the Collateral Trustee will be held by the Collateral Trustee in its capacity as collateral trustee for the benefit of the Priority Lien Secured Parties, and in its capacity as collateral trustee for the benefit of the Second Lien Secured Parties, in each case subject to the terms of the Collateral Trust Agreement.

(d)                                 Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Trustee or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Trustee nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related hereto nor shall the Collateral Trustee nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to any Receivables, any Contracts, or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Collateral Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

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SECTION 4.                            REPRESENTATIONS AND WARRANTIES

To induce the applicable Secured Parties to enter into the Secured Debt Documents and to induce the applicable Secured Parties to make their respective extensions of credit to the applicable Grantor(s) thereunder, each Grantor hereby represents and warrants to the Collateral Trustee and each other applicable Secured Party that:

4.1.                            Title; No Other Liens.  Such Grantor owns or has a right to use each item of the Collateral in which it purports to grant a Lien hereunder free and clear of any and all Liens or claims, including Liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as grantor under a security agreement entered into by another Person, except for Liens not prohibited to exist on the Collateral by each of the Secured Debt Documents.  No financing statement, mortgage or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Trustee, for the benefit of the Secured Parties, pursuant to this Agreement or as are not prohibited by each of the Secured Debt Documents.

4.2.                            Perfected Liens.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 4.2(a) within the time periods prescribed by applicable law (all of which, in the case of all filings and other documents listed on such schedule, have been delivered to the Collateral Trustee in duly completed and duly executed form, as applicable, and may be filed by or on behalf of the Collateral Trustee at any time) and payment of all filing fees, will constitute valid, perfected security interests (with respect to Intellectual Property, if and to the extent perfection may be achieved by the filing of UCC financing statements and/or security agreements in the United States Patent and Trademark Office and the United States Copyright Office) in all of the Collateral (subject to the Excluded Perfection Actions) in favor of the Collateral Trustee, for the benefit of the Secured Parties, as collateral security for the Priority Lien Obligations and the Second Lien Obligations, enforceable in accordance with the terms hereof and of the Collateral Trust Agreement; provided, however, that additional filings may be necessary to perfect the Collateral Trustee’s security interest in any Intellectual Property acquired by a Grantor after the Closing Date, (b) are, to the extent that such Liens have been granted to the Collateral Trustee for the benefit of the Priority Lien Secured Parties, prior to all other Liens on the Collateral, except for prior Liens not prohibited by any of the Secured Debt Documents, and (c) are, to the extent that such Liens have been granted to the Collateral Trustee for the benefit of the Second Lien Secured Parties, prior to all other Liens on the Collateral except for the prior Liens for the benefit of the Priority Lien Secured Parties and for Liens not prohibited by any of the Secured Debt Documents.  Without limiting the foregoing, each Grantor has taken all actions necessary, including those specified in Section 5.1, to establish the Collateral Trustee’s “control” (within the meanings of Sections 8-106 and 9-106 of the New York UCC) over any portion of the Investment Property constituting Certificated Securities and Uncertificated Securities; provided that the foregoing representation is subject to the Excluded Perfection Actions.

4.3.                            [Reserved].

4.4.                            Name, Jurisdiction of Organization, Etc.  On the Closing Date, such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of

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formation or organization), jurisdiction of organization, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4.3.  Except as disclosed on Schedule 4.3, each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.  Except as specified on Schedule 4.3, no such Grantor has changed its name or jurisdiction of organization within the past five years and (ii) no such Grantor has changed its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past two years.  Except as disclosed on Schedule 4.3, no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the New York UCC).

4.5.                            Inventory and Equipment.  None of the Inventory or Equipment that is included in the Collateral having a book value (net of depreciation) in excess of $5,000,000 is in the possession of any bailee or warehouseman for which the Collateral Trustee.

4.6.                            [Reserved.]

4.7.                            Investment Property.  (a)  Schedule 4.6(a) (as such schedule may be amended or supplemented from time to time) sets forth all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule.  As of the date hereof, Schedule 4.6(b) sets forth under the heading “Pledged Debt Securities” or “Pledged Notes” all of the Pledged Debt Securities and Pledged Notes (if any) owned by any Grantor. Schedule 4.6(c) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts”, “Commodities Accounts” and “Deposit Accounts” respectively, all of the Securities Accounts and Deposit Accounts in which each Grantor has an interest as of the Closing Date that are not Excluded Assets, Excluded Perfection Assets or Counterparty Accounts. Each Grantor is the sole entitlement holder or customer of each such account set forth opposite its name on such schedule, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Trustee pursuant hereto) having “control” (within the meanings of Sections 8-106, 9-106 and 9-104 of the New York UCC) over, or any other interest in, any such Securities Account, Commodities Account or Deposit Account or any securities, commodities or other property credited thereto, except for any such account that constitutes an Excluded Asset, Excluded Perfection Asset or Counterparty Account.

(b)                                 The shares of Pledged Equity Interests pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of voting Capital Stock of any Foreign Subsidiary, if less, 65% of the outstanding voting Capital Stock of each relevant Issuer that is a Foreign Subsidiary.

(c)                                  The Pledged Equity Interests have been duly and validly issued and all the shares of the Pledged Stock are fully paid and, in respect of stock of a corporation only, nonassessable.

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(d)                                 As of the Closing Date, the terms of any uncertificated Pledged LLC Interests and Pledged Partnership Interests do not provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the “issuer’s jurisdiction” of each Issuer thereof (as such term is defined in the Uniform Commercial Code in effect in such jurisdiction).

(e)                                  There shall be no certificated Pledged LLC Interests or Pledged Partnership Interests which expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the “issuer’s jurisdiction” of any Issuer thereof, except if such certificate has been delivered to the Collateral Trustee pursuant to the terms hereof duly endorsed in blank.

(f)                                   Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property and Deposit Accounts pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Liens not prohibited to exist thereon by each of the Secured Debt Documents, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

4.8.                            [Reserved.]

4.9.                            [Reserved.]

4.10.                     Intellectual Property.   (a) Schedule 4.9 lists all material Intellectual Property Collateral which is registered with a Governmental Authority or is the subject of an application for registration (other than Internet domain names), in each case which is owned by such Grantor in its own name on the Closing Date.  Except as set forth in Schedule 4.9, such Grantor is the owner of the entire right, title and interest in and to all Intellectual Property Collateral which is owned by such Grantor in its own name on the Closing Date which is material to such Grantor’s business (collectively, the “Owned Intellectual Property”).  To such Grantor’s knowledge, each Grantor has a valid and enforceable right to use all Intellectual Property Collateral which it uses in its business, but does not own which is material to such Grantor’s business (collectively, the “Licensed Intellectual Property”), except which failure to have such a right could not reasonably be expected to have a Material Adverse Effect.

(b)                                 On the Closing Date, all Owned Intellectual Property and, to such Grantor’s knowledge, all Licensed Intellectual Property (collectively, and subject to the foregoing knowledge qualifier in the case of Licensed Intellectual Property, the “Material Intellectual Property”), is valid, subsisting, unexpired and enforceable, and has not been abandoned, except as could not reasonably be expected to have a Material Adverse Effect.  To such Grantor’s knowledge, neither the operation of such Grantor’s business as currently conducted nor the use of any Intellectual Property Collateral in connection therewith conflicts with, infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property rights of any other Person, in each case, which conflict, infringement, misappropriation, dilution, misuse or violation could reasonably be expected to have a Material Adverse Effect, and no

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claim has been so asserted against such Grantor in writing by any other Person in the twelve (12) months prior to the Closing Date.

(c)                                  [Reserved].

(d)                                 [Reserved].

(e)                                  [Reserved].

(f)                                   With respect to each Copyright License, Trademark License, Trade Secret Licenses and Patent License to which a Grantor is party as of the Closing Date and which relates to Material Intellectual Property or the loss of which could otherwise have a Material Adverse Effect, as of the Closing Date:  (i) such license is valid and binding on each Grantor, and to such Grantor’s knowledge, the other parties thereto, and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such license; (ii) such license will not cease to be valid and binding and in full force and effect on terms substantially similar to those currently in effect as a result of the rights and interests granted herein, nor will the grant of such rights and interests constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) such Grantor has not received any notice of termination or cancellation under such license; (iv) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; (v) such Grantor has not granted to any other Person any rights, adverse or otherwise, under such license; and (vi) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under such license, in each case of (i) through (vi), except as could not reasonably be expected to have a Material Adverse Effect.

4.11.                     [Reserved].

4.12.                     Commercial Tort Claims.  No Grantor has any Commercial Tort Claims as of the Closing Date that are part of the Collateral and individually or in the aggregate in excess of $2,000,000 and, except as specifically described on Schedule 4.11 (as such schedule may be amended or supplemented from time to time), no Grantor has any Commercial Tort Claims after the Closing Date that are part of the Collateral and individually or in the aggregate in excess of $2,000,000.

SECTION 5.                            COVENANTS

Each Grantor covenants and agrees with the Collateral Trustee and the other Secured Parties that, from and after the Closing Date, until the Discharge of Priority Lien Obligations (other than Priority Lien Obligations in respect of any Hedging Agreement (as defined in the Collateral Trust Agreement)) and Discharge of Second Lien Obligations (other than Second Lien Obligations in respect of any Hedging Agreement) shall have been paid in full in cash, no letter of credit issued under any Secured Debt Document shall be outstanding (or shall have been cash collateralized pursuant to the terms and conditions of, and otherwise in compliance with, the Credit Agreement and any other applicable Secured Debt Document) any deposits made by any holder of any applicable Series of Secured Debt under any applicable

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Secured Debt Document to reimburse drawings on letters of credit issued thereunder shall have been returned in full in cash and all commitments to extend credit under all Secured Debt Documents shall have expired or been terminated:

5.1.                            Delivery and Control of Instruments, Certificated Securities, Chattel Paper, Negotiable Documents, Investment Property and Letter of Credit Rights.  (a)  Subject to the Excluded Perfection Actions, if any of the Collateral is or shall become evidenced or represented by any Instrument, Negotiable Document or Tangible Chattel Paper, and such Instrument, Negotiable Document or Tangible Chattel Paper shall not constitute an Excluded Perfection Asset, then such Instrument (other than checks received in the ordinary course of business), Negotiable Documents or Tangible Chattel Paper shall promptly be delivered to the Collateral Trustee, duly endorsed in a manner reasonably satisfactory to the Collateral Trustee, to be held as Collateral pursuant to this Agreement, and all of such property constituting Collateral (subject to the Excluded Perfection Actions) owned by any Grantor has been delivered to the Collateral Trustee as of the Closing Date.

(b)                                 If any of the Pledged Equity Interests is or shall become evidenced or represented by any Certificated Security, then such Certificated Security shall promptly be delivered to the Collateral Trustee, duly endorsed in a manner reasonably satisfactory to the Collateral Trustee, to be held as Collateral pursuant to this Agreement, and all of such property constituting Pledged Equity Interests owned by any Grantor has been delivered to the Collateral Trustee as of the Closing Date.

(c)                                  If any of the Pledged Equity Interests is or shall become evidenced or represented by an Uncertificated Security and such Pledged Equity Interests do not constitute an Excluded Perfection Asset, such Grantor shall cause the Issuer thereof either (i) to register the Collateral Trustee as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Collateral Trustee that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Collateral Trustee without further consent of such Grantor, such agreement to be in form and substance as agreed by the Administrative Agent, and such action shall be taken on or prior to the Closing Date with respect to any Uncertificated Securities owned as of the Closing Date by any Grantor.

(d)                                 Each Grantor agrees that it shall have no Deposit Accounts or Securities Accounts that are not compliant with Section 5.9 hereof.

(e)                                  If any of the Collateral (other than for the avoidance of doubt, any Excluded Assets) is or shall become evidenced or represented by a Commodity Contract, such Grantor shall cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor and the Collateral Trustee, pursuant to a Control Agreement (Commodity Contracts), that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Collateral Trustee without further consent of such Grantor.

5.2.                            [Reserved].

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5.3.                            Maintenance of Perfected Security Interest; Further Documentation.  (a)   Such Grantor shall maintain each of the security interests created by this Agreement as a perfected security interest having at least the priority, but subject to the Excluded Perfection Actions, described in Section 4.2 and shall, in accordance with its business practices from time to time, defend such security interest against the material claims and demands of all persons whomsoever, provided, however, that nothing herein shall limit the rights of such Grantor under the Secured Debt Documents to dispose of the Collateral and/or limit the provisions relating to the release of the Liens in the Secured Debt Documents and the Collateral Trust Agreement.

(b)                                 Such Grantor shall furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and, in the case of any Grantor, such other reports in connection with the assets and property of such Grantor as the Collateral Trustee may reasonably request, all in reasonable detail.

(c)                                  At any time and from time to time, upon the written request of the Collateral Trustee, and at the sole expense of such Grantor, such Grantor shall promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Trustee (subject to the terms of the Collateral Trust Agreement) may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) subject to the Excluded Perfection Actions, in the case of Investment Property and Deposit Accounts that are not Excluded Assets or Excluded Perfection Assets, taking any actions necessary to enable the Collateral Trustee to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto including executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a Control Agreement (Deposit and Securities Accounts) in favor of the Collateral Trustee to the extent required under Section 5.9 hereof.

5.4.                            Changes in Location, Name, Jurisdiction of Incorporation, etc.  Such Grantor shall not, except upon three (3) Business Days’ prior written notice (or such other period of time, including consummation of the underlying action, as determined by the Collateral Trustee in its sole discretion) to the Collateral Trustee and delivery to the Collateral Trustee of duly authorized and, where required, executed copies of all additional financing statements and other documents reasonably requested by the Collateral Trustee to maintain the validity, perfection and priority of the security interests provided for herein:

(a)                                 change its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.3; or

(b)                                 change its legal name, identity or structure to such an extent that any financing statement filed by the Collateral Trustee in connection with this Agreement would become misleading.

5.5.                            [Reserved.]

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5.6.                            Investment Property.                              (a)  Without the prior written consent of the Collateral Trustee (acting at the direction of the Priority Lien Secured Parties or the Second Lien Secured Parties, as applicable under the terms of the Collateral Trust Agreement) , such Grantor shall not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of any Issuer, except to the extent not prohibited under any Secured Debt Documents, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Pledged Equity Interests or Proceeds thereof or any interest therein (except, in each case, pursuant to a transaction not prohibited by the provisions of the Secured Debt Documents), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Equity Interests or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or any other security interests not prohibited by any Secured Debt Documents, (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Trustee to sell, assign or transfer any of the Pledged Equity Interests or Proceeds thereof or any interest therein except to the extent not prohibited under any Secured Debt Document or (v) without the prior written consent of the Collateral Trustee (acting at the direction of the Priority Lien Secured Parties or the Second Lien Secured Parties, as applicable under the terms of the Collateral Trust Agreement), cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC Interests that are not securities (for purposes of the New York UCC) on the Closing Date and that are part of the Collateral to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the New York UCC; provided, however, notwithstanding the foregoing, if any Issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the provisions in this clause (v), such Grantor shall promptly upon obtaining knowledge thereof, notify the Collateral Trustee in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Trustee’s “control” thereof.  Without the prior written consent of the Collateral Trustee, such Grantor shall not (A) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property (other than Pledged Equity Interests) or Proceeds thereof or any interest therein (except, in each case, pursuant to a transaction not prohibited by the provisions of the Secured Debt Documents), (B) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property (other than Pledged Equity Interests) or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or any other security interests not prohibited by any Secured Debt Documents or (C) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Trustee to sell, assign or transfer any of the Investment Property (other than Pledged Equity Interests) or Proceeds thereof or any interest therein except to the extent not prohibited under any Secured Debt Document.

(c)                                  In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it shall be bound by the terms of this Agreement relating to the Pledged Securities issued by it and shall comply with such terms insofar as such terms are applicable to it, (ii) it shall notify the Collateral Trustee promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and

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6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.  In addition, each Grantor which is either an Issuer or an owner of any Pledged Security hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Collateral Trustee and to the transfer of any Pledged Security to the Collateral Trustee or its nominee following a Secured Debt Default and to the substitution of the Collateral Trustee or its nominee as a partner, member or shareholder of the Issuer of the related Pledged Security.

5.7.                            Intellectual Property. (a) Such Grantor shall, consistent with its reasonable business judgment, take commercially reasonable actions to maintain the validity of all material Intellectual Property owned or exclusively licensed by it, except to the extent the failure to take any such action would not reasonably be expected to have a Material Adverse Effect.

(b) If any Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any material Intellectual Property with the United States Patent and Trademark Office, or the United States Copyright Office, or any similar office or agency in any other country or political subdivision thereof, such Grantor shall report any such filing made in any fiscal year to the Collateral Trustee and Administrative Agent concurrently with the delivery of financial statements pursuant to Section 6.2(a) of the Credit Agreement covering such fiscal year. Upon request of the Collateral Trustee or the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Trustee or the Administrative Agent may reasonably request to evidence the Collateral Trustee’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, to the extent constituting Collateral.

5.8.                            Commercial Tort Claims.  Such Grantor shall advise the Collateral Trustee promptly of any Commercial Tort Claim held by such Grantor individually or in the aggregate in excess of $2,000,000 and shall promptly execute a supplement to this Agreement in form and substance reasonably satisfactory to the Collateral Trustee to grant a security interest in such Commercial Tort Claim to the Collateral Trustee for the benefit of the Secured Parties.

5.9.                            Deposit and Securities Accounts. (a)   On or prior to the date that is 60 days after the Closing Date (as may be extended from time to time by the Administrative Agent in its reasonable discretion), each Grantor shall use commercially reasonable efforts to deliver to the Collateral Trustee one or more Control Agreements (Deposit and Securities Accounts), executed by all parties thereto, for each Deposit Account and each Securities Account that is not an Excluded Asset, an Excluded Perfection Asset or a Counterparty Account in which such Grantor has an interest as of such date. On or prior to the 60th day (as may be extended from time to time by the Administrative Agent in its reasonable discretion) after the date on which any additional Deposit Account or Securities Account in which any Grantor has an interest is opened after the Closing Date (except to the extent any such account is an Excluded Asset, an Excluded Perfection Asset or a Counterparty Account), each Grantor shall use commercially reasonable efforts to deliver to the Collateral Trustee a Control Agreement (Deposit and Securities Accounts) for each such Deposit Account or Securities Account (all accounts subject to a Control Agreement in accordance with this Section 5.9, collectively, the “Pledged Accounts”).

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(b)                                 Each Grantor irrevocably authorizes the Collateral Trustee to notify each depositary bank where a Pledged Account is maintained of the occurrence of an Actionable Default. Following the occurrence of an Actionable Default, the Collateral Trustee may instruct each depositary bank where a Pledged Account is maintained to transfer immediately all funds and investments held in each Pledged Account to an account designated by the Collateral Trustee; provided, however, that the Collateral Trustee agrees that it shall deliver such instruction only during the continuation of an Actionable Default. Each Grantor hereby agrees to irrevocably direct each depositary bank where a Pledged Account is maintained to comply with the instructions of the Collateral Trustee with respect to the applicable Pledged Account without further consent from the Grantor or any other Person.

5.10.                     Updated Schedules.  Each Grantor shall (a) be entitled at any time and from time to time, by providing written notice to the Collateral Trustee, or (b) provide at any time and from time to time, at the request of the Collateral Trustee upon the occurrence and during the continuance of an Actionable Default in the case of each of clauses (a) and (b), such supplements to the schedules hereof as are necessary to accurately reflect at such time the information required by this Agreement to be stated therein.

SECTION 6.                            REMEDIAL PROVISIONS

6.1.                            Certain Matters Relating to Receivables.

(a)  At any time after the occurrence and during the continuance of an Actionable Default, the Collateral Trustee shall have the right (subject to the terms of the Collateral Trust Agreement), but shall in no way be obligated to make test verifications of the Receivables that are included in the Collateral in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Trustee may require in connection with such test verifications.  At any time and from time to time after the occurrence and during the continuance of an Actionable Default, upon the Collateral Trustee’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Trustee or the Administrative Agent, as agent for the Collateral Trustee, to furnish to the Collateral Trustee or the Administrative Agent, as agent for the Collateral Trustee, as the case may be, reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables that are included in the Collateral.

(b)         Each Grantor may collect such Grantor’s Receivables that are included in the Collateral, and each Grantor hereby agrees to continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation, in each case, that are included in the Collateral and diligently exercise, in accordance with such Grantor’s business practices, each material right it may have under any Receivable and any Supporting Obligation, in each case, that are included in the Collateral at its own expense; provided, however, that the Collateral Trustee may curtail or terminate said authority at any time after the occurrence and during the continuance of an Actionable Default.  If required by the Collateral Trustee at any time after the occurrence and during the continuance of an Actionable Default, any payments of Receivables that are included in the Collateral, when collected by any Grantor, (i) shall be forthwith (and, in any event, within five (5) Business Days) deposited by such

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Grantor in the exact form received, duly endorsed by such Grantor to the Collateral Trustee for the benefit of the Secured Parties if required, in a Collateral Account maintained under the control of the Collateral Trustee, subject to withdrawal by the Collateral Trustee for the account of the Secured Parties only as provided in Section 6.7, and (ii) until so turned over, shall be held by such Grantor for the Secured Parties, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Receivables that are included in the Collateral shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)                                  At any time after the occurrence and during the continuance of an Actionable Default, at the Collateral Trustee’s request (subject to the terms of the Collateral Trust Agreement), each Grantor shall deliver to the Collateral Trustee all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables that are included in the Collateral, including all original orders, invoices and shipping receipts.

6.2.                            Communications with Obligors; Grantors Remain Liable.  (a)  At any time after the occurrence and during the continuance of an Actionable Default, the Collateral Trustee in its own name or in the name of others may at any time communicate with obligors under the Receivables that are included in the Collateral and parties to the Contracts to verify with them to the Collateral Trustee’s reasonable satisfaction the existence, amount and terms of any Receivables or Contracts, in each case, that are included in the Collateral.

(b)                                 At any time after the occurrence and during the continuance of an Actionable Default, the Collateral Trustee may  (subject to the terms of the Collateral Trust Agreement) at any time notify, or require any Grantor to so notify, the Account Debtor or counterparty on any Receivable or Contract that is included in the Collateral of the security interest of the Collateral Trustee therein.  In addition, after the occurrence and during the continuance of an Actionable Default, the Collateral Trustee may (subject to the terms of the Collateral Trust Agreement), upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivables and/or Contracts that are included in the Collateral directly to the Collateral Trustee.

(c)                                  No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract that is included in the Collateral by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract that is included in the Collateral, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3.                            Pledged Securities.  (a)  Unless an Actionable Default shall have occurred and be continuing and the Collateral Trustee (subject to the terms of the Collateral Trust Agreement) shall have given notice to the relevant Grantor of the Collateral Trustee’s intent to

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exercise its rights pursuant to Section 6.3(b), as applicable, each Grantor shall be permitted to receive, subject to the terms of the Secured Debt Documents, all dividends paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer, to the extent not prohibited by any Secured Debt Document, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any Secured Debt Document; provided further, that the Collateral Trustee’s rights pursuant to Section 6.3(b) shall revert to the relevant Grantor upon such Grantor’s cure (if such Actionable Default is subject to being cured pursuant to the applicable Secured Debt Document) or the Collateral Agent’s waiver of the occurrence or continuance of an Actionable Default.

(b)                                 Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Trustee in writing that (A) states that an Actionable Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement and the Collateral Trust Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) upon delivery of any notice to such effect pursuant to Section 6.3(a), pay any dividends or other payments with respect to the Investment Property directly to the Collateral Trustee. Effective upon the Collateral Trustee’s notice given pursuant to Section 6.3(a), the Collateral Trustee shall be entitled and authorized to exercise all voting and other consensual rights with respect to the Investment Property, subject to the proviso in Section 6.3(a). In order to permit the Collateral Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and each Grantor acknowledges that the Collateral Trustee may utilize the power of attorney set forth herein.

(c)                                  Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Trustee in writing that (A) states that an Actionable Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement and the Collateral Trust Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) upon delivery of any notice to such effect pursuant to Section 6.3(a), pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Trustee.

6.4.                            Intellectual Property; Grant of License.  For the purpose of enabling the Collateral Trustee, after the occurrence and during the continuance of an Actionable Default, to exercise rights and remedies under this Section 6 at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Trustee an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor and, with respect to Trademarks, subject to quality control) to use, effective after the occurrence and during the continuance of an

29

Actionable Default, any of the Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, through any and all media, whether now existing or hereafter developed, throughout the world, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

6.5.                            Intellectual Property Litigation and Protection.

(a)                                 Upon the occurrence and during the continuance of any Actionable Default (and subject to the terms of the Collateral Trust Agreement), the Collateral Trustee shall have the right, upon notice to the applicable Grantor, but shall in no way be obligated, to file applications for registration of the Intellectual Property and/or bring suit in the name of any Grantor, the Collateral Trustee or the Secured Parties to protect or enforce the Intellectual Property and any Intellectual Property License.  In the event of such suit, each Grantor shall, at the reasonable request of the Collateral Trustee, do any and all lawful acts and execute any and all documents reasonably requested by the Collateral Trustee in aid of such enforcement and the Grantors shall promptly reimburse and indemnify the Collateral Trustee for all costs and expenses incurred by the Collateral Trustee in the exercise of its rights under this Section 6.5 in accordance with Section 8.5.

(b)                                 If an Actionable Default shall occur and be continuing, upon written demand from the Collateral Trustee (subject to the terms of the Collateral Trust Agreement), each Grantor (i) shall grant, assign, convey or otherwise transfer to the Collateral Trustee or such Collateral Trustee’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property Collateral and (ii) shall execute and deliver to the Collateral Trustee such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement.

6.6.                            Proceeds to Be Turned Over to Collateral Trustee.  In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Receivables that are included in the Collateral, if an Actionable Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, cash equivalents, checks and other near-cash items shall be held by such Grantor for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee in the form received by such Grantor (duly endorsed by such Grantor to the Collateral Trustee, if required by the Collateral Trustee).  All Proceeds received by the Collateral Trustee hereunder shall be held by the Collateral Trustee in a Collateral Account maintained under its control.  All Proceeds while held by the Collateral Trustee in a Collateral Account (or by such Grantor for the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.7.

6.7.                            Application of Proceeds.  At such intervals as may be agreed upon by the Company and the Collateral Trustee (acting at the direction of the Priority Lien Secured Parties or the Second Lien Secured Parties, as applicable under the terms of the Collateral Trust Agreement), or, if an Actionable Default shall have occurred and be continuing, at any time at the Collateral Trustee’s election (subject to the terms of the Collateral Trust Agreement), the Collateral Trustee may apply all or any part of Proceeds constituting Collateral realized through the exercise by the Collateral Trustee of its remedies hereunder, whether or not held in any

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Collateral Account, in payment of the Secured Obligations in accordance with the provisions of the Collateral Trust Agreement.

6.8.                            Code and Other Remedies.  (a)  If an Actionable Default shall occur and be continuing, the Collateral Trustee, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to any of them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or its rights under any other applicable law or in equity in each case subject to the terms of the Collateral Trust Agreement.  Without limiting the generality of the foregoing and in each case subject to the terms of the Collateral Trust Agreement, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Trustee or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Collateral Trustee and each other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten Business Days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  In connection with any such sale, the Collateral Trustee may sell the Collateral without giving any warranties as to the Collateral.  The Collateral Trustee may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  In the exercise of its remedies, each Grantor agrees that it would not be commercially unreasonable for the Collateral Trustee to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Each Grantor hereby waives any claims against the Collateral Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Collateral to more than one offeree.  Each

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Grantor further agrees, at the Collateral Trustee’s request, to assemble the Collateral and make it available to the Collateral Trustee at places which the Collateral Trustee shall reasonably select, whether at such Grantor’s premises or elsewhere.  In the exercise of its remedies, the Collateral Trustee shall have the right to enter onto the property where any Collateral is located and take possession thereof with or without judicial process.

(b)                                 The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 6.8, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations in accordance with the Collateral Trust Agreement.  If the Collateral Trustee sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by purchaser and received by the Collateral Trustee and applied to indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, the Collateral Trustee may resell the Collateral and the Grantor shall be credited with proceeds of the sale.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or the other Secured Parties arising out of the exercise by them of any rights hereunder, except for such Person’s gross negligence and willful misconduct, in each case, as determined by a court of competent jurisdiction by final and nonappealable judgment.

6.9.                            Securities Law Issues.  Each Grantor recognizes that the Collateral Trustee may be unable to effect a public sale of any or all the Pledged Equity Interests or the Pledged Debt Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Collateral Trustee shall be under no obligation to delay a sale of any of the Pledged Equity Interests or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

6.10.                     Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

6.11.                     Separate Liens.  The Collateral Trustee may exercise any or all of the rights and remedies set forth in this Section 6 separately with respect to each security interest granted hereunder or jointly, as directed by the relevant Secured Parties in accordance with the Collateral Trust Agreement.

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SECTION 7.                            THE COLLATERAL TRUSTEE

7.1.                            Collateral Trustee’s Appointment as Attorney-in-Fact, etc.  (a)  Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)                                     in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Trustee for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii)                                  in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Trustee may reasonably request to evidence the Collateral Trustee’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)                              execute, in connection with any sale provided for in Section 6.8 or 6.9, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)                                 (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such

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suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Trustee may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Trustee shall reasonably determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and do, at the Collateral Trustee’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Trustee deems necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Trustee agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Actionable Default shall have occurred and be continuing, and in accordance with the Collateral Trust Agreement.

(b)                                 If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)                                  The expenses of the Collateral Trustee incurred in connection with actions undertaken as provided in this Section 7.1[, together with interest thereon at the rate applicable under Section [  ] of the Indenture,] from the date of payment by the Collateral Trustee to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Trustee on demand.

(d)                                 Each Grantor hereby ratifies all that said attorneys set forth in this Section 7.1 shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2.                            Duty of Collateral Trustee.  The Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account.  Neither the Collateral Trustee, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or Affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Collateral Trustee and the other Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers.  The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents,

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attorneys and other advisors, attorneys-in-fact or Affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from their own gross negligence or willful misconduct.

Notwithstanding anything to the contrary contained in this Agreement, the rights, privileges, powers, benefits and immunities of the Collateral Trustee hereunder are subject to the terms, conditions and limitations set forth in the Collateral Trust Agreement, reference to which is made for all purposes; provided, however, that any forbearance by the Collateral Trustee in exercising any right or remedy available to it under the Collateral Trust Agreement shall not give rise to a defense on the part of the Grantors with respect to the Collateral Trustee’s exercise of any right or remedy pursuant to this Agreement or as otherwise afforded by applicable law.

7.3.                            Authorization of Financing Statements.  Pursuant to Section 9-509(b) of the New York UCC and any other applicable law, each Grantor hereby authorizes the Collateral Trustee to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral, without the signature of such Grantor, in such form and in such offices as the Collateral Trustee reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Collateral Trustee under this Agreement.  Each Grantor agrees that such financing statements may describe the Collateral in the same manner as described in the Security Documents or as “all assets” or “all personal property” or words of similar effect, wherever located and whether now owned or hereafter existing or acquired or such other description as the Collateral Trustee, in its sole judgment, determines is necessary or advisable.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

7.4.                            Authority of Collateral Trustee.  Each Grantor acknowledges that the rights and responsibilities of the Collateral Trustee under this Agreement with respect to any action taken by the Collateral Trustee or the exercise or non-exercise by the Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Trustee and the other Secured Parties, be governed by the Collateral Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Trustee and the Grantors, the Collateral Trustee shall be conclusively presumed to be acting as agent for the Secured Parties, in its capacities as further described in the Collateral Trust Agreement, and with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.  Notwithstanding anything to the contrary contained herein, in taking any action hereunder the Collateral Trustee shall not be required to act except to the extent that it shall have been directed in writing to so act by a Secured Debt Representative; provided that all actions of the Collateral Trustee hereunder shall be taken pursuant to the terms of the Collateral Trust Agreement and the Collateral Trustee shall act to the extent directed pursuant to the terms thereof with respect to those matters specified therein.

7.5.                            Access to Collateral, Books and Records; Other Information.  Upon reasonable request to any Grantor, representatives of the Collateral Trustee or any other Secured

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Party (acting through the applicable Secured Debt Representative) shall have full and free access to visit and inspect, as applicable, during normal business hours all of the Collateral of such Grantor, including all of the books, correspondence and records of such Grantor relating thereto; provided that no Grantor shall be required to provide such access more than two times in any fiscal year, unless an Actionable Default shall have occurred and be continuing.  The Collateral Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Collateral Trustee, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested by the Collateral Trustee with regard thereto.  Such Grantor shall, at any and all times, within a reasonable time after written request by the Collateral Trustee, furnish or cause to be furnished to the Collateral Trustee, in such manner and in such detail as may be reasonably requested by the Collateral Trustee, additional information with respect to the Collateral.

7.6.                            The Collateral Trustees.  The Collateral Trustee shall have all of the rights (including indemnification rights), powers, benefits, privileges, protections, indemnities and immunities granted to the Collateral Trustee under the Collateral Trust Agreement, all of which are incorporated herein mutatis mutandis.

SECTION 8.                            MISCELLANEOUS

8.1.                            Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 7.1 of the Collateral Trust Agreement.

8.2.                            Notices.  All notices, requests and demands to or upon the Collateral Trustee or any Grantor hereunder shall be effected in the manner provided for in Section 7.5 of the Collateral Trust Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 8.2 or such other address specified in writing to each Secured Debt Representative and the Collateral Trustee in accordance with such Section.  Each Grantor agrees to provide a copy of each notice provided by it hereunder to the Collateral Trustee to each Secured Debt Representative in the manner provided for in Section 7.1 of the Collateral Trust Agreement.

8.3.                            No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Collateral Trustee nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Secured Debt Default under any Secured Debt Document.  No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Collateral Trustee or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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8.4.                            Additional Secured Debt Representative.  Each Secured Debt Representative that becomes entitled to the benefits of the Collateral Trust Agreement and that executes and delivers a Joinder thereto after the Closing Date in accordance with the terms thereof and hereof shall become be entitled to the benefits of this Agreement.

8.5.                            Enforcement Expenses; Indemnification.  (a)  Each Grantor agrees to pay or reimburse the Collateral Trustee for all its costs and expenses incurred in collecting against such Grantor or enforcing or preserving any rights under this Agreement and the Secured Debt Documents to which such Grantor is a party, including the fees and disbursements of counsel to the Collateral Trustee.

(b)                                 Each Grantor agrees to pay, and to save the Collateral Trustee harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)                                  Each Grantor agrees to pay, and to save the Collateral Trustee harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to Section [  ] of the Indenture (whether or not then in effect), if the Collateral Trustee were acting as the Trustee under the Indenture.

(d)                                 The agreements in this Section shall survive repayment of the Secured Obligations and all other amounts payable under the Secured Debt Documents.

8.6.                            Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and the other Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee, and any attempted assignment without such consent shall be null and void.

8.7.                            Set-Off.  Each Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time upon the occurrence and during the continuance of an Actionable Default, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by each Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as each Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to each Secured Party hereunder and claims of every nature and description of each Secured Party against such Grantor, in any currency, whether arising hereunder, under any other Secured Debt Document or otherwise, as each Secured Party may elect, whether or not each Secured Party has

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made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured, provided that each such set-off and appropriation by any Secured Party shall be held by it and applied in accordance with the terms of the Collateral Trust Agreement.  The applicable Secured Party shall notify such Grantor promptly of any such set-off and the application made by each Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of set-off) which each Secured Party may have.

8.8.                            Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including in .pdf or .tif format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

8.9.                            Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.10.                     Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.11.                     Integration.  This Agreement and each of the other Secured Debt Documents represent the agreement of the Grantors, the Collateral Trustee and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in any of the other Secured Debt Documents.

8.12.                     APPLICABLE LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

8.13.                     Submission to Jurisdiction; Waivers.  Each Grantor hereby irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Secured Debt Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof, in each case in the City of New York;

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(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Trustee and the Secured Debt Representatives shall have been notified pursuant thereto;

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, indirect, exemplary, punitive or consequential damages.

8.14.                     Acknowledgments.  Each Grantor hereby acknowledges that:

(a)                                 it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Secured Debt Documents to which it is a party;

(b)                                 no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Secured Debt Documents, and the relationship between the Grantors on the one hand, and the Collateral Trustee and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                                  no joint venture is created hereby or by the Secured Debt Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.15.                     Additional Grantors.  Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to any Secured Debt Document shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement substantially in the form of Annex 1.

8.16.                     Releases.  All or any portion of the Collateral shall be released from the Liens created hereby and the other Security Documents shall terminate and/or any Lien created by any Secured Debt Document may be subordinated to other Liens, in each case as provided in Section 4.1 of the Collateral Trust Agreement.

8.17.                     Conflicts.  In the case of any conflicts between this Agreement and the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall govern and control.  In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a mortgage securing the Secured Obligations and the terms

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thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

8.18.                     WAIVER OF JURY TRIAL.  EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.19.                     Effect of Amendment and Restatement of Existing Security Agreement.  (a)  The Company, GAI, each other Grantor and the Collateral Trustee, acting as directed by an Act of Instructing Debtholders, agree that the Existing Security Agreement (including all exhibits thereto) shall be amended and restated in its entirety on the Closing Date, and the Existing Security Agreement shall thereafter be deemed replaced and superseded in all respects by this Agreement, except to evidence any action or omission performed or required to be performed pursuant to the Existing Security Agreement prior to the Closing Date.  On the Closing Date, the terms set forth in this Agreement shall replace the terms of the Existing Security Agreement to the extent provided in this Section 8.19.  As used in this Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Existing Security Agreement by the terms of this Agreement, this Agreement.  The Company, GAI and each other Grantor acknowledge and agree that (i) this Agreement and the Security Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” under the Collateral Trust Agreement and the “Secured Obligations” under the Existing Security Agreement and the other Security Documents as in effect prior to the Closing Date and which remain outstanding as of the Closing Date, (ii) the “Obligations” under the Existing Collateral Trust Agreement and the “Secured Obligations” under the Existing Security Agreement and the other Security Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereinafter subject to the terms herein) and (iii) the Liens and security interests as granted under the Existing Security Agreement and each other applicable Security Document securing payment of such “Obligations” and “Secured Obligations” are in all respects continuing and in full force and effect and are reaffirmed hereby.

(b)                                 On and after the Closing Date, (i) all references to the Existing Security Agreement in the Security Documents and in the Secured Debt Documents shall be deemed to refer to this Agreement, (ii) all references to any section (or subsection) of the Existing Security Agreement in any Security Document and in any Secured Debt Document shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) all references to the Existing Collateral Trust Agreement or to the terms defined therein in the Security Documents and in the Secured Debt Documents shall be deemed to refer to the Collateral Trust Agreement and the terms defined therein.

(c)                                  This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein, in the Collateral Trust Agreement or in any other Security

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Document; all terms and conditions of the other Security Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Security Document.  Nothing herein shall be deemed to entitle the Company, any other Grantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained herein in similar or different circumstances.

8.20.                     Release. Each Released Grantor is hereby released from the Existing Security Agreement and any obligations thereunder and the Collateral Trustee hereby agrees that they shall have no obligations under this Agreement, and that all Liens on any property of any Released Grantors shall be and are hereby automatically released, discharged and terminated;

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IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Security Agreement to be duly executed and delivered as of the date first above written.

GENON ENERGY, INC.

By:
Name:
Title:

NRG AMERICAS, INC. (f/k/a GenOn Americas, Inc.)

By:
Name:
Title:

Amended and Restated Security Agreement

GENON ENERGY HOLDINGS, INC.
GENON ENERGY MANAGEMENT, LLC
GENON ENERGY SERVICES, LLC
GENON MID-ATLANTIC DEVELOPMENT, LLC
GENON POWER OPERATING SERVICES MIDWEST, INC.
HUDSON VALLEY GAS CORPORATION
MIRANT NEW YORK SERVICES, LLC
MIRANT POWER PURCHASE, LLC
NRG BOWLINE LLC
NRG CALIFORNIA NORTH LLC
NRG CANAL LLC
NRG FLORIDA GP, LLC
NRG LOVETT DEVELOPMENT I LLC
NRG LOVETT LLC
NRG NEW YORK LLC
NRG NORTH AMERICA LLC
NRG NORTHEAST GENERATION, INC.
NRG NORTHEAST HOLDINGS, INC.
NRG POTRERO LLC
NRG POWER GENERATION ASSETS LLC
NRG POWER GENERATION LLC
NRG POWER MIDWEST GP LLC
NRG SABINE (DELAWARE), INC.
NRG SABINE (TEXAS), INC.
NRG WHOLESALE GENERATION GP LLC
ORION POWER NEW YORK GP, INC.
ORION POWER NEW YORK LP, LLC
RRI ENERGY SERVICES, LLC

By:
Name: Gaetan Frotte
Title: Treasurer

Amended and Restated Security Agreement

MIRANT INTELLECTUAL ASSET MANAGEMENT AND MARKETING, LLC
MNA FINANCE CORP.
RRI ENERGY BROADBAND, INC.
RRI ENERGY CHANNELVIEW
(DELAWARE) LLC
RRI ENERGY CHANNELVIEW (TEXAS) LLC
RRI ENERGY COMMUNICATIONS, INC.
RRI ENERGY TRADING EXCHANGE, INC.
RRI ENERGY VENTURES, INC.
RRI ENERGY SERVICES CHANNELVIEW LLC
RRI ENERGY SERVICES DESERT BASIN, LLC
RRI ENERGY SOLUTIONS EAST LLC

By:
Name: Gaetan Frotte
Title: President & Treasurer

GENON AMERICAS PROCUREMENT, INC.
GENON ASSET MANAGEMENT, LLC
GENON SPECIAL PROCUREMENT, INC.

By:
Name: Rachel Smith
Title: Treasurer

NRG FLORIDA LP
By: NRG Florida GP, LLC, its General Partner

By:
Name: Gaetan Frotte
Title: Treasurer

NRG POWER MIDWEST LP
By: NRG Power Midwest GP LLC, its General Partner

By:
Name: Gaetan Frotte
Title: Treasurer

Amended and Restated Security Agreement

NRG WHOLESALE GENERATION LP
By: NRG Wholesale Generation GP LLC, its General Partner

By:
Name: Gaetan Frotte
Title: Treasurer

ORION POWER NEW YORK, L.P.
By: Orion Power New York GP, Inc., its General Partner

By:
Name: Gaetan Frotte
Title: Treasurer

RRI ENERGY CHANNELVIEW LP
By: RRI Energy Channelview (Texas) LLC, its General Partner

By:
Name: Gaetan Frotte
Title: President & Treasurer

Amended and Restated Security Agreement

THE BANK OF NEW YORK MELLON, as Collateral Trustee

By:
Name:
Title:

Amended and Restated Security Agreement

Schedule B

Required Collateral Actions

The Collateral Trustee shall have received, and the Administrative Agent shall have received a copy of appropriately completed copies, which have been duly authorized for filing by the appropriate person, of UCC-1 financing statements or equivalent filings naming the Borrowers and each Subsidiary Guarantor as debtor and the Collateral Trustee as the secured party covering the Collateral to be filed under the UCC of all jurisdictions as may be necessary to perfect the security interests of the Collateral Trustee in any Collateral held by the Borrowers and the Subsidiary Guarantors to the extent that such security interests can be perfected by the filing of a UCC-1 financing statement, securing the Obligations of the Borrowers and the Subsidiary Guarantors with respect to the Amendment.